UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22110

AdvisorShares Trust

(Exact name of registrant as specified in charter)

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

(Address of principal executive offices) (Zip code)

Dan Ahrens

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-877-843-3831

Date of fiscal year end:  June 30

Date of reporting period: June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ADVISORSHARES TRUST

4800 Montgomery Lane

Suite 150

Bethesda, Maryland 20814

www.advisorshares.com

1.877.843.3831

Annual Report

June 30, 2017

ADVISORSHARES TRUST

Letter from the CEO of AdvisorShares Investments, LLC

June 30, 2017

The actively managed ETF space continues to grow both in terms of net assets and in the number of fund sponsors. Through the first six months of 2017, 187 actively managed ETFs were trading with total net assets well-exceeding past $37 billion. Among the notable new fund sponsor entrants included Davis Advisors, Hartford Funds, and Legg Mason — further exhibiting how well-established asset managers are gravitating towards offering their actively managed investment strategies in a more beneficial ETF structure for investors. And as investors continue to vote with their dollars, AdvisorShares remains established as a leader in the actively managed ETF space in not only offering innovative products but also serving as a proactive educator within a growing investment universe.

Exhibit 1

As of June 30, 2017; Source: NYSE Euronext & AdvisorShares

*	Includes Sponsors with an average of less than 2% market share over the past 3 months (Active Alts, Alpha Architect, AlphaMark, ALPS, Amplify, ARK Investment, ArrowShares, Cambria, ClearShares, Columbia, Davis Advisors, Direxion, Elkhorn, Fidelity, Flexshares, FormulaFolios, Franklin, GraniteShares, Hartford, Hull Tactical, InfraCap, Innovator Funds, Janus, JP Morgan, Legg Mason, Natixis, Principal Funds, ProShares, Reality Shares, Rex Shares, Saba, Strategy Shares, StrongVest, TrimTabs, Tuttle Tactical, Validea Funds, & Virtus) and sponsors that have since left the Active ETF space (Bear Stearns, Calamos, RP, & Russell).

Exhibit one illustrates how the market share among fund sponsors continues to become more proportional as the actively ETF universe grows older and expands. AdvisorShares was among the earliest sponsors of actively managed ETFs and has consistently maintained a leadership position as the overall space grows and evolves. And with that evolution comes both the opening and closing of new products. During the first half of 2017, AdvisorShares closed five funds: the AdvisorShares Athena High Dividend ETF (Ticker: DIVI), the AdvisorShares Global Echo ETF (Ticker: GIVE), the AdvisorShares Morgan Creek Global Tactical ETF (Ticker: GTAA), the AdvisorShares QAM Equity Hedge ETF (Ticker: QEH) and the AdvisorShares Market Adaptive Unconstrained ETF (Ticker: MAUI). While these strategies were removed from our active ETF suite, we did not realize a negative impact on the firm’s overall assets under management as other strategies continued to grow and exhibit exemplary risk-adjusted performance among their peer groups, particularly the AdvisorShares Dorsey Wright ADR ETF (Ticker: AADR) and the AdvisorShares Newfleet Multi-Sector ETF (Ticker: MINC). We remain encouraged by the growth of these funds with their well-established portfolio managers and track records, as well as newer strategies in our product line-up that are outperforming their benchmarks. Additionally, we look forward to the delivery of new offerings during the second half of this calendar year, which we believe advisors and investors alike may discover quite compelling.

1

ADVISORSHARES TRUST

Letter from the CEO of AdvisorShares Investments, LLC (continued)

June 30, 2017

We remain steadfast in our optimism regarding AdvisorShares’ future growth trajectory. We believe the emergence of top-performing strategies and investor interest surrounding new strategies places our firm in an advantageous position to experience further growth. As we enter a new fiscal year, we will work to ensure our alpha-seeking offerings continue to put shareholders’ best interests first. As the asset management industry continues to embrace actively managed ETFs, we feel privileged to be at the forefront of providing the best investment technology for investors — a structure that delivers full, daily transparency, intraday liquidity, and operational and tax efficiency. We sincerely thank you for your continued support and for your interest in AdvisorShares actively managed ETFs.

Best regards,

Noah Hamman

CEO, AdvisorShares Investments

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. ADRs are subject to the risk of change in political or economic conditions and exchange rates in foreign countries. Certain funds may participate in leveraged transactions to include selling securities short which creates the risk of magnified capital losses. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions, and may lower the Fund’s return or result in a loss. There is no guarantee that the individual Funds’ will achieve the stated investment objectives. The risks associated with each Fund include the risks associated with the underlying ETFs, which can result in higher volatility, and are detailed in each Fund’s prospectus and on each Fund’s webpage.

The views in this report were those of the Fund’s CEO as of June 30, 2017 and may not reflect his views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice.

2

ADVISORSHARES TRUST

AdvisorShares Cornerstone Small Cap ETF (SCAP)

The AdvisorShares Cornerstone Small Cap ETF (NYSE Arca: SCAP) launched on July 7, 2016. For the period ending June 30, 2017 since the launch, it returned 25.00% on a NAV basis and 24.98% on a Market Price basis. For the same period, the Russell 2000 Index returned 25.07%. As of June 30, 2017, the strategy underlying the ETF now has a five-year track record of outperformance, returning 16.50% on an annualized NAV basis, while the Russell 2000 Index has returned 13.70%.

Small cap stocks demonstrated significant strength during the period, particularly after the U.S. election, as investors sought companies that would relatively benefit from a changing legislative agenda. Additionally, as confidence in the U.S. economy improved, companies exhibiting fundamental strength, like many of those in the portfolio, as well as those leveraged to rising interest rates and inflation, benefitted.

Within the portfolio, stock selection was key to our positive performance during the period. On a sector basis, our overweight position to and stock selection within Information Technology, our underweight position to Utilities, and our stock selection within Materials and Consumer Discretionary were positive contributors to performance. Top contributing holdings include Ariad Pharmaceuticals, Extreme Networks, and iRobot Corporation. Our underweight position to Financials, overweight position to Energy, and stock selection within Industrials detracted. Top detracting holdings include American Outdoor Brands Corporation, Cambrex Corporation, and Amedisys, Inc. Additionally, as the market was very strong during the period, our small cash holdings also partly offset performance.

Looking forward, we continue to believe that the portfolio underlying the AdvisorShares Cornerstone Small Cap ETF is well positioned for long-term success. We continue to face a changing environment, with some economic and policy uncertainty. We believe we have developed a methodical, disciplined, and diversified approach to managing small cap stocks with a focus on those companies which are demonstrating fundamental strength, which should continue to be an attractive way to invest in the asset class.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 6, 2016* to June 30, 2017

3

HISTORICAL PERFORMANCE

Total Return as of June 30, 2017

	Since Inception 7/6/2016	Predecessor 3 Year**	Predecessor Since Inception 6/30/2012**

AdvisorShares Cornerstone Small Cap ETF NAV	25.00%	9.72%	16.50%
AdvisorShares Cornerstone Small Cap ETF Market Price***	24.98%	N/A	N/A
Russell 2000 Index	25.07%	7.36%	13.70%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.14% and the net expense ratio is 0.90%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.90%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.

**	Simultaneous with the commencement of the Fund’s investment operations on July 7, 2016, a separate account (the “Predecessor Account”), which was managed by the same portfolio management team, converted into the Fund. The Predecessor Account began trading June 30, 2012. All performance prior to July 7, 2016 represents actual trading of the Predecessor Account and has not been restated to reflect the estimated total annual operating expenses of the Fund, which, if reflected, would lower returns. Performance after July 7, 2016 is reflective of the total annual operating expenses of the Fund.

***	The price used to calculate market return (‘‘Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Russell 2000 index is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. One cannot invest directly in an index.

4

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright ADR ETF (AADR)

The AdvisorShares Dorsey Wright ADR ETF (AADR) returned 20.55% in market price and 20.43% in NAV for the 12-month period ending June 30, 2017. Since Dorsey Wright took over the strategy on September 30, 2016, AADR returned 15.55% in market price and 15.78% in NAV for the period ending on June 30, 2017. International markets have continued to outperform US markets in 2017 and have continually pushed the performance of the asset class and the strategy. During the majority of quarterly periods, AADR has outperformed the benchmark excluding the second quarter of 2017. The portfolio’s allocation to Brazil was a drag on the performance as the country experienced declines related to a political scandal.

The major driver of positive performance in the strategy was the outsized position in Latin American in the last quarter of 2016 and Q1 2017. The strategy adjusts to find the current leaders in both emerging and developed international markets with no constraints on country or regional allocations unlike the market capitalization benchmarks. The concentrated portfolio also allows the portfolio to exclude or reduce exposure to underperforming countries and sectors compared to the broad index. Since Dorsey Wright took over management of AADR the country, regional and sector allocations have varied significantly from the benchmarks holdings.

International developed and emerging markets have had a strong start to the year, outperforming broad US equity indexes and they continue to show strength heading into the second half of the year. The dynamic nature of the strategy is continually evaluating the strength of the portfolio and the universe of securities that is draws on to adapt to the continually changing markets. The strategy’s ability to rotate into countries or sectors of strength as the leadership and market conditions change allows it to adjust allocations to emerging and developed markets.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 21, 2010* to June 30, 2017

5

HISTORICAL PERFORMANCE

Total Return as of June 30, 2017

	1 Year	3 Year	5 Year	Since Inception 7/21/2010

AdvisorShares Dorsey Wright ADR ETF NAV	20.43%	6.89%	10.84%	10.04%
AdvisorShares Dorsey Wright ADR ETF Market Price**	20.55%	6.94%	10.87%	10.05%
MSCI EAFE Index (Net)	20.27%	1.15%	8.69%	7.22%
BNY Mellon Classic ADR Index TR	20.73%	1.23%	7.89%	6.33%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.64% and the net expense ratio is 1.27%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (‘‘Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. One cannot invest directly in an index.

The BNY Mellon Classic ADR Index combines the over the counter (OTC) traded ADRs with exchange-listed ADRs bringing transparency to the available universe of American Depositary Receipts, including those issued by many of the world’s premier companies. One cannot invest directly in an index.

6

ADVISORSHARES TRUST

AdvisorShares Focused Equity ETF (CWS)

The AdvisorShares Focused Equity ETF (CWS) wasn’t in existence for the entire 12-month period ending on June 30, 2017; however, measuring at the beginning of its September 20, 2016 launch date, CWS’s NAV rose 14.39% ($25.00 to $28.59) and its market price rose 14.40% ($25.00 to $28.59), for the period ending on June 30, 2017.

The ETF is a focused portfolio of high-quality stocks. While the portfolio is broadly diversified, it has a pronounced high-quality bias which has helped it keep pace with the overall market since it was launched. CWS has been able to capture the broad market optimism that began after the November election. Also, the Federal Reserve’s gradualist approach towards monetary policy (three rate hikes since December) hasn’t frightened investors. Despite growing geo-political tensions, the stock market’s volatility has been at multi-decade lows. General market valuations are elevated but not extreme.

The stock market is poised to continue to rally as long as interest rates remain low and corporate profits continue to climb. Subdued energy prices are also aiding a favorable environment for stocks. CWS will benefit from low inflation, rising employment and a favorable environment for business.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 20, 2016* to June 30, 2017

7

HISTORICAL PERFORMANCE

Total Return as of June 30, 2017

Since Inception 9/20/2016

AdvisorShares Focused Equity ETF NAV	14.39%
AdvisorShares Focused Equity ETF Market Price**	14.40%
S&P 500 Index	15.08%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.07% and the net expense ratio is 0.75%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.75%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (‘‘Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

8

ADVISORSHARES TRUST

AdvisorShares Gartman Gold/Euro ETF (GEUR)

For the twelve-month period ending June 30, 2017, the AdvisorShares Gartman Gold/Euro ETF (NYSE Arca: GEUR) returned -9.80% on a NAV basis and -11.11% on a Market Price Return basis, underperforming the spot price of Gold which returned -5.94%. GEUR owns gold funded in euro as opposed to the more traditional US dollar funding. In periods where the euro goes up against the US dollar, we would expect GEUR to underperform spot gold as was the case over the last year.

Last year’s report focused on the so called “Brexit” which occurred right before the last reporting period ended. Markets were still in the throes of shock and uncertainty. One year later there is still much that is unknown as the parties haggle over trade, the expense to the UK to get out and how the EU will function without the UK. The euro’s performance in the previous year was a tale of two halves. In the first half, the euro declined against the US dollar as the FOMC warned markets that rate hikes were soon to come, the European Central Bank was unlikely to end QE anytime soon and perhaps there was optimism over the policies promised by the then President-election. The second half the euro rallied as the ECB announced it would being to slowly taper its QE, markets began to get more comfortable with an EU ex-UK and perhaps less optimism that the new US President would deliver as hoped for.

The euro stands to benefit from being relatively attractive against Japan and while the US has been generally believed to be more attractive than Europe as an investment destination that gap may have narrowed, helped in part by a favorable reaction to newly elected French President Emmanuel Macron is looking more and more like a centrist which if correct, would be market friendly.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period February 11, 2014* to June 30, 2017

9

HISTORICAL PERFORMANCE
Total Return as of June 30, 2017

	1 Year	3 Year	Since Inception 2/11/2014

AdvisorShares Gartman Gold/Euro ETF NAV	-9.80%	3.12%	3.29%
AdvisorShares Gartman Gold/Euro ETF Market Price**	-11.11%	2.93%	3.23%
Spot Gold – London Bullion Market Association	-5.94%	-1.88%	-1.03%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.21% and the net expense ratio is 0.65%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.65%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (‘‘Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The spot price of Gold is valued on the basis of each day’s 3 pm London time announced price for an ounce of gold set by five market members of the London Bullion Market Association. One cannot invest directly in an index.

10

ADVISORSHARES TRUST

AdvisorShares Gartman Gold/Yen ETF (GYEN)

For the twelve-month period ending June 30, 2017, the AdvisorShares Gartman Gold/Yen ETF (NYSE Arca: GYEN) returned 1.54% on a NAV basis and 0.73% on a Market Price Return basis, outperforming the spot price of Gold which returned -5.94%. GYEN owns gold funded in yen as opposed to the more traditional US dollar funding. In periods where the US dollar goes up against the yen, we would expect GYEN to outperform spot gold as was the case over the last year.

The Japanese economy continues to slog along not making much progress showing very little growth and very little in the way of inflation. Economists have said that inflation is the easiest thing in the world to create except for when you need it which captures the struggle faced by the Bank of Japan with a negative interest policy that fails to stimulate economic activity. The BOJ is effectively printing money to buy equities and unfortunately for the Japanese, the only inflation to be seen anywhere is in equity prices with the Nikkei 225 Index up more than 25% in the trailing 12 months.

There is not much visibility for anything to change fundamentally in Japan. This scenario is compounded by a dismal demographic profile for Japan which sells more adult diapers than baby diapers. The yen has at times benefitted from a haven bid during times of crises or threat of external shock which can come along at any time but the BOJ wants a weaker currency to help exports and there is visibility that it will get its wish.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period February 11, 2014* to June 30, 2017

11

HISTORICAL PERFORMANCE
Total Return as of June 30, 2017

	1 Year	3 Year	Since Inception 2/11/2014

AdvisorShares Gartman Gold/Yen ETF NAV	1.54%	0.50%	0.77%
AdvisorShares Gartman Gold/Yen ETF Market Price**	0.73%	0.18%	0.71%
Spot Gold – London Bullion Market Association	-5.94%	-1.88%	-1.03%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.99% and the net expense ratio is 0.65%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.65%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (‘‘Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The spot price of Gold is valued on the basis of each day’s 3 pm London time announced price for an ounce of gold set by five market members of the London Bullion Market Association. One cannot invest directly in an index.

12

ADVISORSHARES TRUST

AdvisorShares KIM Korea Equity ETF (KOR)

Since the AdvisorShares KIM Korea Equity ETF (NYSE Arca : KOR) was launched on September 29, 2016, KOR only has the track record for the past 9 months in 2016 fiscal year. Over the period since its inception and ending June 30, 2017, KOR returned +14.73% on a Market Price basis and +14.40% on a NAV basis, as compared to +20.94% for the MSCI Korea Index. Korean stock market delivered a bullish performance in spite of geopolitical risks and the impeachment of the former president Ms. Park. The main drivers for the strength were that global economic growth boosted Korean exports, improving corporate earnings across most sectors and greater appetites for risk assets accelerated capital inflow to emerging markets including Korea. Also, after the early presidential election in May 2017, expectation for increased fiscal spending and economic reform by new administration was built.

Although KOR recorded double-digit returns over the period, the fund underperformed MSCI Korea Index. We have been overweight at material and industrial sector, based on our rosy outlook for global economy, and this allocation contributed to KOR’s performance. Underperformance of KOR was mainly due to the portfolio’s weighting of IT sectors that were underweight relative to the benchmark. IT players’ shares have rallied mainly driven by Samsung Electronics, as Samsung Electronics has posted solid earnings amid a tight supply of memory chips and announced cancellation of treasury shares. However, the portfolio’s weight of a particular industry is restricted to 25%, making it difficult to have exposure to IT names as much as the benchmark. Such a difference in the portfolio weighting hampered the performance amid an upswing led by IT firms.

We believe Korean equity market should continue to advance over the medium to long term for the following reasons. First, a vibrant global economy will likely maintain Korean export growth and provide a favorable climate for corporate earnings. Second, the recent rally was almost solely driven by positive earnings revision rather than valuation rerating, therefore, Korean market is still undervalued as compared to other global markets. Third, efforts made by the new administration to reform the complicated governance structure of conglomerates should potentially result in a re-rating of Korean stock market’s valuation multiples. To overcome the investment restriction as mentioned above, we are ramping up on stocks with long-term growth potential from among the IT names, which can be the beneficiaries of capex cycle in memory and display industries.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 28, 2016* to June 30, 2017

13

HISTORICAL PERFORMANCE
Total Return as of June 30, 2017

Since Inception 9/28/2016

AdvisorShares KIM Korea Equity ETF NAV	14.40%
AdvisorShares KIM Korea Equity ETF Market Price**	14.73%
MSCI Korea Net (USD)	20.94%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.39% and the net expense ratio is 0.99%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (‘‘Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI Korea Index is a single country index and measures the performance of the large and mid cap segments of the South Korean market. With 107 constituents, the index covers about 85% of the Korean equity universe. One cannot invest directly in an index.

14

ADVISORSHARES TRUST

AdvisorShares Madrona Domestic ETF (FWDD)

For the 12-month period ending June 30th, 2017, the AdvisorShares Madrona Domestic ETF (FWDD) outperformed its benchmark, the S&P 500 Index, by 2.46%. FWDD saw both its NAV and Market Price Return appreciate by 20.36%, while the S&P 500 increased by 17.90%. Unlike its benchmark, FWDD does not rely on allocations based on market capitalization. Rather, analyst consensus and PEG ratios are used in determining allocations to hold a truly broader weighing of positions than that of the S&P 500 Index. This year’s outperformance of the benchmark may evidence an increase in overall equities as opposed to solely large-cap equities.

In January 2017, the Dow Jones Industrial Average climbed past a record 20,000. A “Trump Rally” induced optimism, and hopes of infrastructure expansion and forecasts of business deregulation manifested. This rally has been viewed by some analysts as overvalued, yet it remains true that such pro-business policies, in addition to lowered corporate taxation rates, would allow for increased domestic profitability. Politics has a role in the markets, and we may expect changes in the business environment which may affect U.S. equities in the year to come. Luckily, these changes in the business environment would likely come at the benefit of producers.

While market movements, such as the recent fluctuation in healthcare due to stalls in healthcare reform, may certainly occur, we foresee the continuity of a positive trend. Innovation and expansion will continue for large U.S. equities under a business-friendly political environment, and our president has demonstrated both support for such policies and the willingness to pursue them. We believe that our portfolio allocations and rebalances keep our portfolio updated to provide yields where the S&P 500 does not. We hope to provide continued long-term appreciation our investors, who may additionally benefit from a strengthening economy that may arise amidst a business-friendly political environment.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 21, 2011* to June 30, 2017

15

HISTORICAL PERFORMANCE
Total Return as of June 30, 2017

	1 Year	3 Year	5 Year	Since Inception 6/21/2011

AdvisorShares Madrona Domestic ETF NAV	20.36%	6.10%	14.42%	12.10%
AdvisorShares Madrona Domestic ETF Market Price**	20.36%	6.11%	14.46%	12.11%
S&P 500 Index	17.90%	9.61%	14.63%	13.60%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.32% and the net expense ratio is 1.25%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (‘‘Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

16

ADVISORSHARES TRUST

AdvisorShares Madrona Global Bond ETF (FWDB)

For the 12-month period ending June 30, 2017, the AdvisorShares Madrona Global Bond ETF surpassed its Bloomberg Barclays U.S. Aggregate Bond Index benchmark, which saw a loss of -0.31%. During that period, FWDB appreciated in NAV by 4.23% and posted a Market Price Return of 4.24%. In addition, as of June 30, 2017, FWDB returned an Average Weighted Coupon of 4.31% and an Average Yield to Maturity of 4.24%. We believe that our work to seek out value for our investors has retained its course of success. With yield curve and mean reversion analytical tools as foundations for allocation, we aim to retain our value as a forward-looking fund.

There are many factors that attribute to the past 12-month performance of FWDB. First, exposure in the financial sector allowed for buoyant gains derived from expectations of domestic financial deregulation. Lower barriers may enable financial institutions to expand their operations and cash flows, and this was priced into increases from our positions in the financial sector. In addition, our convertible securities and floating rates bonds posted attractive returns. We hold that our investment in positions not listed on our benchmark provide the means to pursue appreciation where our benchmark may have overlooked.

Looking forward, we foresee appreciation on both domestic and international fronts, notably in Asia and China. As transitions to innovative service-based economies advance, so too do the investment vehicles associated. Our investors will be able share in this growth, in addition to the benefits of our global diversification into the broader investable bond universe. Through a simple entry into vast diversification for investors, and past performance above our benchmark, we hope to continue our mission of maintaining a suitable investment option for those with a global investing mindset looking for an analysis-based return.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 21, 2011* to June 30, 2017

17

HISTORICAL PERFORMANCE
Total Return as of June 30, 2017

	1 Year	3 Year	5 Year	Since Inception 6/21/2011

AdvisorShares Madrona Global Bond ETF NAV	4.23%	2.48%	3.25%	3.63%
AdvisorShares Madrona Global Bond ETF Market Price**	4.24%	2.42%	3.26%	3.63%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.31%	2.48%	2.21%	2.97%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.43% and the net expense ratio is 1.33%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.95%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (‘‘Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

18

ADVISORSHARES TRUST

AdvisorShares Madrona International ETF (FWDI)

This past year, the Madrona International ETF (FWDI) outperformed its benchmarks. While the MSCI EAFE Index and the BNY Mellon Classic ADR returned 20.27% and 20.73%, respectively, FWDI posted a Market Price Return of 23.31% with an NAV appreciation of 23.36%. With its top four holdings in technology, energy, healthcare, and finance, FWDI has witnessed appreciation globally in industries yielding high returns in additional to being calculated as poised for future growth. With technology’s strong growth over the past 12 months, the fund was able to capitalize. In more recent months, the financial sector has seen gains which have factored into this year’s earnings.

Previous years of underperformance in the international front may have paved the way for higher returns to break out this past year. The annual return of FWDI and both of its benchmarks illustrate the recent bull run of international equities. We hold that years of undervalued international companies retaining consistent value and profitability has led the way to these equities updated to be priced in for their underlying value, as seen by the annual return. Despite the events of Brexit, terror attacks, and controversial elections, it has been an impressive year for equities on the global front.

Our outlook is positive for the growth of international equities. We may expect to see potential jitters from geopolitical acts of instability, notably manifest in North Korean belligerence, but we believe the overall portfolio appreciation to stay its course. Looking forward, we retain an optimistic view on the international equity market, but do not reasonably expect the market to sustainably yield such results as those of the past 12 months annually. However, we believe that we can continue our aim of providing long-term capital appreciation above the capital appreciation of our international benchmarks to remain a suitable investment for those seeking diversified, global returns.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 21, 2011* to June 30, 2017

19

HISTORICAL PERFORMANCE
Total Return as of June 30, 2017

	1 Year	3 Year	5 Year	Since Inception 6/21/2011

AdvisorShares Madrona International ETF NAV	23.36%	-1.07%	7.04%	2.92%
AdvisorShares Madrona International ETF Market Price**	23.31%	-0.97%	6.98%	2.92%
MSCI EAFE Index (Net)	20.27%	1.15%	8.69%	5.27%
BNY Mellon Classic ADR Index	20.73%	1.23%	7.89%	4.42%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.62% and the net expense ratio is 1.25%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (‘‘Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. One cannot invest directly in an index.

The BNY Mellon Classic ADR Index combines the over the counter (OTC) traded ADRs with exchange- listed ADRs bringing transparency to the available universe of American Depositary Receipts, including those issued by many of the world’s premier companies. One cannot invest directly in an index.

20

ADVISORSHARES TRUST

AdvisorShares Meidell Tactical Advantage ETF (MATH)

The AdvisorShares Meidell Tactical Advantage ETF (NYSE Arca: MATH) realized a solid gain for the 12-month period ending in June 30th, 2017, with MATH’s NAV return of 13.61% and market price return of 13.97%, versus S&P 500 total return of 17.90%. This was due to MATH’s broad diversification into U.S. large-cap, mid-cap, small-cap equities, along with intermittent exposure to international developed and emerging markets over that time period.

The Fund had attractive performance during the last half of 2016, outperforming the S&P 500 over that period, as U.S. small-cap stocks lead the equity markets higher, following the presidential election. However, as we began 2017, U.S. equity markets narrowed as the new administration assumed its role in Washington, and investors waited to see how quickly the Trump administration would get traction on its agenda items. MATH’s exposure to U.S. small and mid-cap stocks were a drag in the portfolio during the first half of 2017, as U.S. investors took a rifle approach to investing new dollars, focusing primarily on the large cap growth sector and its technology companies. Additionally, a weak U.S. dollar boosted returns for overseas investors in both developed and emerging markets.

While we are optimistic about the U.S. stock market for the remainder of the year and into 2018, much is riding on Washington’s ability to pass a meaningful healthcare and tax reform bill before the end of this year. Once the euphoria over the new legislation has passed, we expect the stock market will be susceptible to a more meaningful correction in the latter half of 2018. Though MATH has made recent changes to its formula to improve its up-capture percentage, the fund remains ever diligent to protect investor assets when market trends turn negative.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 23, 2011* to June 30, 2017

21

HISTORICAL PERFORMANCE
Total Return as of June 30, 2017

	1 Year	3 Year	5 Year	Since Inception 6/23/2011

AdvisorShares Meidell Tactical Advantage ETF NAV	13.61%	0.60%	4.17%	3.55%
AdvisorShares Meidell Tactical Advantage ETF Market Price**	13.97%	0.63%	3.89%	3.56%
S&P 500 Index	17.90%	9.61%	14.63%	13.49%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.11% and the net expense ratio is 1.58%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.35%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (‘‘Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

22

ADVISORSHARES TRUST

AdvisorShares Newfleet Multi-Sector Income ETF (MINC)

The AdvisorShares Newfleet Multi-Sector Income ETF (MINC) delivered positive returns of +2.37% based on market price performance and +2.30% based on NAV as compared to -0.31% for the Bloomberg Barclays U.S. Aggregate Bond Index for the one year time period ending June 30, 2017.

MINC benefitted from being invested in credit spread sectors which significantly outperformed government related sectors like US Treasuries and Agency Mortgage Backed Securities. Domestic credit sectors like Leveraged Loans and High Yield delivered strong returns for the Fund along with an allocation to Emerging Markets and Yankee Investment Grade debt. MINC had less than 5% of the Fund invested in Treasuries and Agency MBS as compared to 2/3 of the Index. The allocation decision to underweight those sectors added alpha as the 5yr and 10yr US Treasuries rose from 1% to 1.89% and from 1.47% to 2.31%, respectively. The short duration nature also helped MINC outperform.

We are constructive on spread sectors and will maintain an overweight based on sound and improving fundamentals, strong technicals, still-accommodative central banks, and attractive valuations in certain areas of the fixed income markets. However, with spreads well inside of long-term averages, selection and positioning within sectors is critical. With strong demand for fixed income and a supportive environment, spread sectors continue to offer attractive opportunities to investors searching for total return and yield. Some of the specific sectors where we see value are: out-of-index/off-the-run ABS, non-agency RMBS, corporate high yield bonds, high yield bank loans, and emerging market bonds.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period March 19, 2013* to June 30, 2017

23

HISTORICAL PERFORMANCE
Total Return as of June 30, 2017

	1 Year	3 Year	Since Inception 3/19/2013

AdvisorShares Newfleet Multi-Sector Income ETF NAV	2.30%	1.90%	2.06%
AdvisorShares Newfleet Multi-Sector Income ETF Market Price**	2.37%	1.90%	2.07%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.31%	2.48%	2.21%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.82% and the net expense ratio is 0.76%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.75%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (‘‘Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

24

ADVISORSHARES TRUST

AdvisorShares Pacific Asset Enhanced Floating Rate ETF (FLRT)

The AdvisorShares Pacific Asset Enhanced Floating Rate ETF (FLRT) returned 5.75% on a market price basis and 4.78% on a NAV basis for the year ended June 30, 2017, net of fees.

The bank loan market provided good returns for the one year period ended June 30, 2017. Loans at the higher end of the risk spectrum were especially strong performers during the year with Energy-related credits leading the way higher. Also positive was our allocation to high yield bonds, which notably outperformed the loan market. Wireless telecommunications and Financials were the leaders from the bond side of the portfolio. Underperformance in the portfolio came from our exposure to Retail loan names. The weakness in mall-based retailers has moved to the rest of retail as secular change drives lower sales.

As we enter the second half of 2017, we are maintaining a relatively cautious view of the bank loan market. The fundamental backdrop, anchored by stable corporate health and economic data, provides an attractive bottom-up view for U.S. credit. Technical conditions are also favorable given ongoing institutional and retail demand for floating rate yield. However, valuations have become increasingly tight and the potential upside from current levels is limited. We expect to maintain higher than normal liquidity levels until market spreads become more attractive.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period February 18, 2015* to June 30, 2017

25

HISTORICAL PERFORMANCE
Total Return as of June 30, 2017

	1 Year	Since Inception 2/18/2015

AdvisorShares Pacific Asset Enhanced Floating Rate ETF NAV	4.78%	2.93%
AdvisorShares Pacific Asset Enhanced Floating Rate ETF Market Price**	5.75%	2.91%
S&P/LSTA U.S. Leveraged Loan 100 Index	6.74%	3.30%
S&P 500 Index	17.90%	8.54%
U.S. OE Bank Loan Index	6.67%	3.43%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.53% and the net expense ratio is 1.12%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.10%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (‘‘Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to track the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments. One cannot invest directly in an index.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

Bank Loan: funds that invest primarily in floating-rate bank loans instead of bonds. In exchange for their credit risk, they offer high interest payments that typically float above a common short-term benchmark.

26

ADVISORSHARES TRUST

AdvisorShares Peritus High Yield ETF (HYLD)

The AdvisorShares Peritus High Yield ETF’s return over the fiscal year ending June 30, 2017 was 15.72% for NAV and 14.33% for market price, versus a return of 12.70% for the Bloomberg Barclays U.S. Corporate High Yield Bond Index. We saw a widening of the market trading premium over the year, thus the outperformance of NAV versus the market return.

After taking a big leg down in 2015 and into the first couple months of 2016, we saw the high yield market begin to recover as 2016 progressed and that continued through the first half of 2017. While it was an improving market, we believe we are able to separate ourselves, thus our outperformance versus the index, via our security selection as we focus on finding value and generating alpha. We held a number of securities that we felt were extremely undervalued going into the fiscal year and we saw strong price performance in many of those credits, which were across a variety of industries, including technology, alternative finance, and oil and gas. This was complemented with our strategic allocation to newly issued bonds, whereby we were able to often sell bonds at multiple point premiums over a relatively short holding period. The price appreciation in various securities along with the solid income generation lead to the strong performance for the year.

While we certainly don’t see the number of undervalued securities as nearly as prevalent in today’s high yield market as they were a year ago, we do believe there is still stable and attractive income as well as selective capital gains opportunities to be generated via a value-centered, actively managed portfolio of high yield bonds and loans. We remain focused on the goal of generating yield and producing an attractive total return for investors, while working to tame portfolio volatility.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 1, 2010* to June 30, 2017

27

HISTORICAL PERFORMANCE
Total Return as of June 30, 2017

	1 Year	3 Year	5 Year	Since Inception 12/1/2010

AdvisorShares Peritus High Yield ETF NAV	15.72%	-4.44%	2.30%	3.32%
AdvisorShares Peritus High Yield ETF Market Price**	14.33%	-4.80%	2.04%	3.13%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	12.70%	4.48%	6.89%	7.40%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 1.28%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.35%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (‘‘Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged index considered representative of the universe of U.S. fixed rate, non investment grade debt. One cannot invest directly in an index.

28

ADVISORSHARES TRUST

AdvisorShares Ranger Equity Bear ETF (HDGE)

Over the 12-month period ending June 30, 2017, the AdvisorShares Ranger Equity Bear ETF returned -19.24% and -19.42% in NAV and market price performance respectively compared with 17.90% for the S&P 500 total return. The performance of the AdvisorShares Ranger Equity Bear ETF was negatively impacted in the second half of 2016 due to a strong rise in stock prices related to a new administration's planned policies to reduce regulations, corporate taxes, and increase infrastructure spending.

Performance for the fund outperformed relative to the inverse of the total return of the S&P 500 in the first half of 2017 due to short positions established in retail oriented equities including mall REITs. This sector has come under increasing pressure as consumer shopping preferences have changed and also due to low earnings quality from inventory build up and increased channel stuffing. These have had the effect of reducing cash flow and as a result valuations.

The fund is aggressively positioned on the short side of the market with a near full exposure and tilted toward higher beta securities. Valuations on the S&P 500 relative to revenue remain at all-time highs. In management's opinion, investor sentiment remains too bullish. Volatlity has persistently tested lows. Profit margins have peaked and earnings quality remains low through the increased use of Non-GAAP measures of financial performance.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period January 27, 2011* to June 30, 2017

29

HISTORICAL PERFORMANCE
Total Return as of June 30, 2017

	1 Year	3 Year	5 Year	Since Inception 1/27/2011

AdvisorShares Ranger Equity Bear ETF NAV	-19.24%	-10.08%	-18.16%	-15.36%
AdvisorShares Ranger Equity Bear ETF Market Price**	-19.42%	-10.16%	-18.20%	-15.38%
S&P 500 Index	17.90%	9.61%	14.63%	12.61%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 2.80%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.85%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (‘‘Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

30

ADVISORSHARES TRUST

AdvisorShares Sage Core Reserves ETF (HOLD)

The AdvisorShares Sage Core Reserves ETF (NYSE Arca: HOLD) returned 1.08% in NAV and 0.88% in Market Price Return for the 12-month period ending June 30, 2017 (net of fees); vs. a 0.45% return for the Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index over the same period.

HOLD, a short duration cash alternative, benefited from both excess carry and spread tightening throughout the year. The fund’s largest holding is in corporate credit, comprising nearly 60 percent of the fund. That sector returned 1.57% during the 12-month period. Within the corporate sector, financial institutions were the best performing sub-sector, returning 1.87%. Industrials, the largest corporate sub-sector, returned 1.44%. Asset-backed securities comprise the second largest sector holding at roughly 23%, and returned 1.08% during the same time-frame.

The story of the next 12 months will likely revolve around central bank policy. The Fed has already announced their plan to begin tapering the balance sheet later this year. As this process unfolds we expect to see the Treasury curve begin to steepen, and as it steepens, this will give the Fed further ability to raise rates. How corporate spreads will react to this depends in part to what other central banks are doing. Corporate spreads in the US have benefited from relatively higher domestic rates. However, they might look less attractive to foreign buyers if the European Central Bank begins to unwind its current QE policy. We expect both the ECB and Fed to provide greater insight into their policy in the third quarter.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period January 14, 2014* to June 30, 2017

31

HISTORICAL PERFORMANCE
Total Return as of June 30, 2017

	1 Year	3 Year	Since Inception 1/14/2014

AdvisorShares Sage Core Reserves ETF NAV	1.08%	0.64%	0.58%
AdvisorShares Sage Core Reserves ETF Market Price**	0.88%	0.63%	0.58%
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	0.44%	0.20%	0.18%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.57% and the net expense ratio is 0.37%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.35%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (‘‘Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. The Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index is an unmanaged index considered representative of the performance of the U.S. Treasury Bill issued by the U.S. Government. One cannot invest directly in an index.

32

ADVISORSHARES TRUST

AdvisorShares STAR Global Buy-Write ETF (VEGA)

The AdvisorShares STAR Global Buy-Write ETF (NYSE Arca: VEGA) gained 9.74% for the year ending June 30, 2017 on a Market Price basis and 9.70% on an NAV basis. By comparison, VEGA’s Policy Benchmark* gained 11.36% over the same period.

VEGA focuses on achieving a target beta of .60 to the S&P 500. The portfolio is adjusted monthly via adjustments to the underlying holdings, as well as adjustments to the options holdings, including both Covered Calls and Protective Puts. VEGA defines itself as a global “go anywhere” portfolio. Our main focus of our “go anywhere” philosophy this period was our U.S. Equity allocation.

In February 2017, VEGA ETF made tactical changes within its Equity allocation specifically reducing exposure in SPDR S&P 500 (SPY) from 60% to 50%. Once we reduced our allocation to SPY by 10%, we allocated 6% into iShares Russell 2000 (IWM) and 4% into Financial Select Sector SPDR Fund (XLF). Reduction of SPY partially stems from the recent run up in value of large cap. Our tactical adjustment to IWM is derived from a opportunity we see in the local U.S. Economy, specifically manufacturing and technology. Additionally, Small Cap may be less sensitive to currency exchanges rates and potential continued weakening of the dollar could have less impact. We believe the U.S. Economy continues to recover and has moved into a rising rate environment which can significantly impact the profitability of Financial Institutions. We also believe that the potential reduction in regulation can further boost returns to XLF. Lastly, excess cash from the reduction of SPY was also used to rebalance iShares MSCI Emerging Markets (EEM) and iShares MSCI EAFE (EFA) to its target allocation. We continue to sell Covered Calls again the SPDR S&P 500 ETF Trust (SPY), iShares MSCI Emerging Markets ETF (EEM) and iShares MSCI EAFE ETF (EFA), as well as purchase Protective Puts against the SPDR S&P 500 ETF Trust (SPY).

While Equity Adjustments were our primary focus during this period we continued discussion and reflection on our Fixed Income allocation. During the period ending June 30, 2017 small adjustments were made to the Fixed Income allocations within the VEGA ETF. We continue to hold Powershares Fundamental High Yield Corp (PHB), SPDR Bloomberg Barclays Convertible Securities (CWB), Vanguard Intermediate-Term Bond (BIV), SPDR Doubleline Tactical ETF (TOTL) and Vanguard REIT ETF (VNQ). PHB, BIV and TOTL have an approximate target allocation of 5%. CWB and VNQ have targets of 2% and 3% respectively. During the period VNQ was reduced to this target in August 2016 due to a significant run up in value.

We continue to actively use options on our Equity holdings via Covered Calls and Protective Puts. The Covered Calls use the CBOE Volatility Index (VIX) to adjust coverage depending on the current Volatility Regime. The VIX is also used to determine tactical reinvestment of cash that builds up from premium collected by selling Covered Calls. We refer to this tactical deployment of cash as Volatility-Based Reinvestment. As the VIX continues to remain at all-time lows an opportunity to reinvest cash during this period did not occur. Our opinion is that the VIX cannot continue to persist at such low levels in longevity. There will be bumps in the road ahead and opportunities should ultimately present itself to reinvest back into the underlying portfolio when the VIX spikes and the market pulls back.

Looking forward, we believe that now more than ever it is crucial to look for opportunities for volatility of the markets to work in our favor. These opportunities can present themselves based upon occurrences such as the global uncertainty brought on by last year’s Brexit or other geopolitical factors including China’s potential looming debt crisis. We also continue to watch and analyze several factors before making tactical changes including: Fed Action; Tax Code Reform; Entitlement Reform; Trade Policy; Infrastructure Spending; Financial Reform Outcomes — These factors will determine any future tactical shifts or changes to the VEGA strategy.

*	The VEGA Policy Benchmark is a blended benchmark of 37.5% MSCI World Index, 37.5% CBOE S&P 500 Buy/Write Index and 25% to the Barclays Intermediate Government Corporate Index. The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Barclays Intermediate Government Corporate Index is an unmanaged index considered representative of the performance of the U.S. investment grade Government and Corporate debt issuance. The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. Announced in April 2002, the BXM Index was developed by the CBOE in cooperation with Standard & Poor’s. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (SPXSM) “covered” call option, generally on the third Friday of each month. One cannot invest directly in an index.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 17, 2012* to June 30, 2017

33

HISTORICAL PERFORMANCE
Total Return as of June 30, 2017

	1 Year	3 Year	Since Inception 9/17/2012

AdvisorShares STAR Global Buy-Write ETF NAV	9.70%	3.90%	3.60%
AdvisorShares STAR Global Buy-Write ETF Market Price**	9.74%	3.85%	3.59%
MSCI World Index (Net)	18.20%	5.24%	9.92%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.15% and the net expense ratio is 2.03%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.85%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (‘‘Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

34

ADVISORSHARES TRUST

AdvisorShares Wilshire Buyback ETF (TTFS)

For the 12-month period ending June 2017, the AdvisorShares Wilshire Buyback ETF (NYSE Arca: TTFS) returned 20.55%, outperforming the benchmark Wilshire US Large Cap Index, which returned 18.26%. The Fund benefited largely from a sizable cyclical bias in 2016, as overweight exposures and strong security selection in Industrials, Financials, and Consumer Discretionary stocks drove the vast majority of outperformance. Security selection in the Industrials sector was particularly strong, most notably United Continental (UAL) and United Rentals (URI), two of the Fund’s largest exposures and largest contributors for the trailing 12 months as of June 30, 2017. Broad based exposure to Financials benefited from enthusiasm regarding deregulation and a steeper yield curve, which lends to a more profitable outlook for the sector.

While the Fund’s cyclical bias and stock selection provided an attractive level of outperformance for the first half of the fiscal year ending June 30, 2017 the cyclical tailwinds soon shifted to headwinds in 2017, as enthusiasm regarding the new administrations ability to execute were tempered, and momentum and sentiment fueled a shift in market leadership to growth oriented stocks, most notably Information Technology, which the Fund has been significantly underweight. The large majority of the Fund’s underperformance has been a function of an underweight to Information Technology. Specifically, the Fund’s lack of exposure to Apple, Alphabet, and Facebook have been the largest drag on relative performance.

The Fund continues to maintain a slight value-bias, which we observe as a consistent factor exposure that accompanies buyback activity — companies tend to buy back stock when share prices are attractively valued. This value orientation has proven to be out of favor on a trailing one-year basis, with the Wilshire US Large Cap Growth Index returning 25.07% relative to 12.02% for the Wilshire US Large Cap Value Index, more than double the total return. Even in the face of these stylistic headwinds, not to mention a challenging environment for active managers, the Fund still provided a modest level of outperformance for the trailing one year, while finishing in the top 15% of the Morningstar Large Cap Blend category.

Chart as of 6/30/17

Largest 10 Positions		Smallest 10 Positions
AMERISOUCEBERGEN CORP	3.22%	CINCINNATI FINANCIAL CORP	0.26%
HCA HEALTHCARE INC	2.93%	ALLEGHANY CORP	0.26%
DELTA AIR LINES INC	2.53%	VALVOLINE INC	0.28%
UNITED CONTINENTAL HOLDINGS	2.38%	ASHLAND GLOBAL HOLDINGS	0.28%
MCKESSON CORP	2.25%	HOST HOTELS & RESORTS INC	0.33%
SPIRIT AEROSYSTEMS HOLD-CL A	2.24%	ZIONS BANCORPORATION	0.35%
SIGNET JEWELERS LTD	2.05%	SNAP-ON INC	0.40%
LEAR CORP	1.74%	PRINCIPAL FINANCIAL GROUP	0.40%
HELMERICH & PAYNE	1.71%	TRIPADVISOR INC	0.42%
UNITED RENTALS INC	1.67%	NEWS CORP – CLASS A	0.45%

Holdings as of 6/30/2017

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period October 4, 2011* to June 30, 2017

35

HISTORICAL PERFORMANCE
Total Return as of June 30, 2017

	1 Year	3 Year	5 Year	Since Inception 10/4/2011

AdvisorShares Wilshire Buyback ETF NAV	20.55%	9.85%	15.71%	18.32%
AdvisorShares Wilshire Buyback ETF Market Price**	20.52%	9.80%	15.64%	18.31%
Russell 3000 Index	18.51%	9.10%	14.58%	16.78%
Wilshire US Large Cap Index	18.26%	9.64%	14.66%	16.76%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.12% and the net expense ratio is 0.90%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.90%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (‘‘Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. One cannot invest directly in an index.

The Wilshire US Large Cap Index is a float-adjusted, market capitalization-weighted index of the issues ranked above 750 market capitalization of the Wilshire 5000 Total Market IndexSM (Wilshire 5000®). One cannot invest directly in an index.

36

ADVISORSHARES TRUST

Shareholder Expense Examples

As a shareholder of the Fund, you incur transaction cost and ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an initial investment of $1,000 invested at January 1, 2017 and held for the period ended June 30, 2017.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses attributable to your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses for the period. You may use this information to compare the ongoing costs of investing in the Funds and other ETF funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized
	Account Value	Account Value	Expense Ratio	Expenses
Fund Name	1/1/2017	6/30/2017	for the Period(1)	Paid
AdvisorShares Cornerstone Small Cap ETF
Actual	$1,000.00	$1,048.10	0.90%	$4.57	(2)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.33	0.90%	$4.51
AdvisorShares Dorsey Wright ADR ETF(3)
Actual	$1,000.00	$1,162.60	1.25%	$6.70
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.90	1.25%	$6.26
AdvisorShares Focused Equity ETF
Actual	$1,000.00	$1,102.20	0.75%	$3.91	(4)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
AdvisorShares Gartman Gold/Euro ETF
Actual	$1,000.00	$995.70	0.65%	$3.22
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
AdvisorShares Gartman Gold/Yen ETF
Actual	$1,000.00	$1,041.50	0.65%	$3.29
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
AdvisorShares KIM Korea Equity ETF
Actual	$1,000.00	$1,239.60	0.99%	$5.50	(5)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.89	0.99%	$4.96
AdvisorShares Madrona Domestic ETF
Actual	$1,000.00	$1,092.00	1.25%	$6.48
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26

37

Shareholder Expense Examples (continued)

	Beginning	Ending	Annualized
	Account Value	Account Value	Expense Ratio	Expenses
Fund Name	1/1/2017	6/30/2017	for the Period(1)	Paid
AdvisorShares Madrona Global Bond ETF
Actual	$1,000.00	$1,045.40	0.95%	$4.82
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.08	0.95%	$4.76
AdvisorShares Madrona International ETF
Actual	$1,000.00	$1,114.70	1.25%	$6.55
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
AdvisorShares Meidell Tactical Advantage ETF
Actual	$1,000.00	$1,032.90	1.35%	$6.80
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.10	1.35%	$6.76
AdvisorShares Newfleet Multi-Sector Income ETF
Actual	$1,000.00	$1,014.70	0.75%	$3.75
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
AdvisorShares Pacific Asset Enhanced Floating Rate ETF
Actual	$1,000.00	$1,003.20	1.10%	$5.46
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.34	1.10%	$5.51
AdvisorShares Peritus High Yield ETF
Actual	$1,000.00	$1,043.60	1.22%	$6.18
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.74	1.22%	$6.11
AdvisorShares Ranger Equity Bear ETF
Actual	$1,000.00	$924.40	1.64%	$7.83
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,016.66	1.64%	$8.20
AdvisorShares Sage Core Reserves ETF
Actual	$1,000.00	$1,006.70	0.35%	$1.74
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.06	0.35%	$1.76
AdvisorShares STAR Global Buy-Write ETF
Actual	$1,000.00	$1,059.20	1.85%	$9.45
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,015.62	1.85%	$9.25
AdvisorShares Wilshire Buyback ETF(6)
Actual	$1,000.00	$1,041.00	0.90%	$4.55
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.33	0.90%	$4.51

(1) Expense ratios reflect expense caps through the period ended June 30, 2017.

(2) Actual Expenses Paid are equal to the Fund's annualized expense ratio, multiplied by the average account value for the period, multiplied by 359/365 (to reflect commencement of operations to June 30, 2017).

(3) Formerly known as, AdvisorShares WCM/BNY Mellon focused Growth ADR ETF.

(4) Actual Expenses Paid are equal to the Fund's annualized expense ratio, multiplied by the average account value for the period, multiplied by 283/365 (to reflect commencement of operations to June 30, 2017).

(5) Actual Expenses Paid are equal to the Fund's annualized expense ratio, multiplied by the average account value for the period, multiplied by 275/365 (to reflect commencement of operations to June 30, 2017).

(6) Formerly known as, AdvisorShares TrimTabs Float Shrink ETF.

38

ADVISORSHARES CORNERSTONE SMALL CAP ETF

Schedule of Investments

June 30, 2017

Investments	Shares	Value
COMMON STOCKS — 99.2%

Airlines — 0.9%
SkyWest, Inc.	1,059	$37,171

Auto Manufacturers — 0.5%
Wabash National Corp.	999	21,958

Auto Parts & Equipment — 0.4%
Cooper Tire & Rubber Co.(a)	453	16,353

Banks — 5.4%
BancFirst Corp.	191	18,451
Central Pacific Financial Corp.	573	18,032
CVB Financial Corp.	700	15,701
Eagle Bancorp, Inc.*	556	35,195
Farmers National Banc Corp.	1,040	15,080
First BanCorp (Puerto Rico)*	3,067	17,758
First Connecticut Bancorp, Inc.	590	15,133
First Mid-Illinois Bancshares, Inc.	431	14,757
Fulton Financial Corp.	823	15,637
TriState Capital Holdings, Inc.*	1,108	27,922
United Bankshares, Inc.(a)	457	17,914
WashingtonFirst Bankshares, Inc.	624	21,547
Total Banks		233,127

Beverages — 0.2%
Boston Beer Co., Inc. (The), Class A*(a)	60	7,929

Biotechnology — 1.0%
BioCryst Pharmaceuticals, Inc.*(a)	2,130	11,843
Enzo Biochem, Inc.*	1,592	17,576
PDL BioPharma, Inc.*	6,161	15,217
Total Biotechnology		44,636

Building Materials — 1.2%
AAON, Inc.	426	15,698
Louisiana-Pacific Corp.*	748	18,034
NCI Building Systems, Inc.*	1,152	19,239
Total Building Materials		52,971

Chemicals — 1.8%
Balchem Corp.	191	14,843
Innospec, Inc.	224	14,683
Kronos Worldwide, Inc.	1,053	19,186
Rayonier Advanced Materials, Inc.(a)	890	13,991
Tronox Ltd., Class A	955	14,439
Total Chemicals		77,142

Coal — 0.3%
Alliance Holdings GP LP	600	14,220
Investments	Shares	Value
COMMON STOCKS (continued)

Commercial Services — 6.6%
ABM Industries, Inc.	355	$14,739
Adtalem Global Education, Inc.(a)	284	10,778
Alarm.com Holdings, Inc.*	524	19,718
Bridgepoint Education, Inc.*	1,496	22,081
Care.com, Inc.*	925	13,967
Grand Canyon Education, Inc.*	382	29,953
Green Dot Corp., Class A*	502	19,342
HMS Holdings Corp.*	828	15,318
Insperity, Inc.	393	27,903
K12, Inc.*	737	13,207
Kelly Services, Inc., Class A	644	14,458
LendingTree, Inc.*(a)	82	14,120
Nutrisystem, Inc.	312	16,240
On Assignment, Inc.*	311	16,841
Paylocity Holding Corp.*	447	20,195
Quad/Graphics, Inc.(a)	666	15,265
Total Commercial Services		284,125

Computers — 4.3%
3D Systems Corp.*(a)	737	13,782
Barracuda Networks, Inc.*	726	16,741
Carbonite, Inc.*(a)	1,085	23,653
Engility Holdings, Inc.*	404	11,474
Insight Enterprises, Inc.*	457	18,275
NeuStar, Inc., Class A*(a)	502	16,742
Sykes Enterprises, Inc.*	404	13,546
Varonis Systems, Inc.*	519	19,307
Vocera Communications, Inc.*	1,092	28,851
WNS Holdings Ltd. (India)*(b)	612	21,028
Total Computers		183,399

Distribution/Wholesale — 1.1%
Systemax, Inc.	899	16,901
Titan Machinery, Inc.*	840	15,103
Triton International Limited (Bermuda)	495	16,553
Total Distribution/Wholesale		48,557

Diversified Financial Services — 0.9%
Investment Technology Group, Inc.	869	18,458
WageWorks, Inc.*	322	21,638
Total Diversified Financial Services		40,096

Electric — 0.4%
Avista Corp.	371	15,753

Electrical Components & Equipment — 0.3%
Powell Industries, Inc.	355	11,356

See accompanying Notes to Financial Statements.

39

ADVISORSHARES CORNERSTONE SMALL CAP ETF

Schedule of Investments (continued)

June 30, 2017

Investments	Shares	Value
COMMON STOCKS (continued)

Electronics — 3.9%
Applied Optoelectronics, Inc.*(a)	312	$19,278
Brady Corp., Class A	459	15,560
Control4 Corp.*	1,114	21,846
CTS Corp.	808	17,453
GoPro, Inc., Class A*(a)	2,014	16,374
II-VI, Inc.*	465	15,950
KEMET Corp.*	1,083	13,862
Methode Electronics, Inc.	386	15,903
TTM Technologies, Inc.*(a)	903	15,676
Vishay Intertechnology, Inc.	883	14,658
Total Electronics		166,560

Energy – Alternate Sources — 1.2%
First Solar, Inc.*	369	14,716
REX American Resources Corp.*	145	14,001
Sunrun, Inc.*(a)	3,009	21,424
Total Energy – Alternate Sources		50,141

Engineering & Construction — 1.1%
Argan, Inc.(a)	486	29,160
Exponent, Inc.	284	16,557
Total Engineering & Construction		45,717

Entertainment — 1.8%
Churchill Downs, Inc.(a)	142	26,028
Marriott Vacations Worldwide Corp.	284	33,441
Penn National Gaming, Inc.*	742	15,879
Total Entertainment		75,348

Environmental Control — 0.6%
Casella Waste Systems, Inc., Class A*	1,665	27,323

Food — 1.3%
Fresh Del Monte Produce, Inc.	415	21,128
Sanderson Farms, Inc.(a)	180	20,817
SpartanNash Co.	573	14,875
Total Food		56,820

Hand/Machine Tools — 0.4%
Kennametal, Inc.	502	18,785

Healthcare – Products — 5.3%
AngioDynamics, Inc.*	926	15,010
CryoLife, Inc.*	787	15,701
ICU Medical, Inc.*(a)	142	24,495
Inogen, Inc.*	273	26,050
Investments	Shares	Value
COMMON STOCKS (continued)

Healthcare – Products (continued)
Lantheus Holdings, Inc.*	849	$14,985
LeMaitre Vascular, Inc.	835	26,069
LivaNova PLC*(a)	213	13,038
Luminex Corp.	693	14,636
Meridian Bioscience, Inc.	1,056	16,632
Merit Medical Systems, Inc.*	857	32,694
OraSure Technologies, Inc.*	1,556	26,856
Total Healthcare – Products		226,166

Healthcare – Services — 0.6%
Tivity Health, Inc.*(a)	589	23,472

Holding Companies – Diversified — 0.4%
Landmark Infrastructure Partners LP	1,163	18,608

Home Furnishings — 1.2%
American Woodmark Corp.*	196	18,728
iRobot Corp.*(a)	404	33,992
Total Home Furnishings		52,720

Household Products/Wares — 1.4%
ACCO Brands Corp.*	1,223	14,248
Central Garden & Pet Co.*	715	22,730
SodaStream International Ltd. (Israel)*	414	22,157
Total Household Products/Wares		59,135

Insurance — 1.9%
Fanhua, Inc. (China)(b)	1,615	13,824
MGIC Investment Corp.*	1,319	14,773
NMI Holdings, Inc., Class A*	1,964	22,488
OneBeacon Insurance Group Ltd., Class A	965	17,592
Universal Insurance Holdings, Inc.	557	14,036
Total Insurance		82,713

Internet — 4.2%
Blucora, Inc.*	699	14,819
FireEye, Inc.*(a)	1,167	17,750
Imperva, Inc.*	381	18,231
Limelight Networks, Inc.*	4,707	13,603
Rapid7, Inc.*	1,169	19,674
RingCentral, Inc., Class A*	425	15,534
Stamps.com, Inc.*(a)	142	21,992
Trivago NV (Germany)*(a)(b)	745	17,627
TrueCar, Inc.*(a)	813	16,203

See accompanying Notes to Financial Statements.

40

ADVISORSHARES CORNERSTONE SMALL CAP ETF

Schedule of Investments (continued)

June 30, 2017

Investments	Shares	Value
COMMON STOCKS (continued)

Internet (continued)
VASCO Data Security International, Inc.*	1,029	$14,766
WebMD Health Corp.*	163	9,560
Total Internet		179,759

Iron/Steel — 0.4%
Schnitzer Steel Industries, Inc., Class A	755	19,026

Leisure Time — 1.7%
Callaway Golf Co.	1,130	14,442
Fox Factory Holding Corp.*	624	22,214
Johnson Outdoors, Inc., Class A	323	15,572
LCI Industries	213	21,811
Total Leisure Time		74,039

Lodging — 0.7%
Marcus Corp. (The)	456	13,771
Monarch Casino & Resort, Inc.*	557	16,849
Total Lodging		30,620

Machinery – Diversified — 1.6%
Alamo Group, Inc.	224	20,341
Applied Industrial Technologies, Inc.	240	14,172
Chart Industries, Inc.*	464	16,115
DXP Enterprises, Inc.*	551	19,010
Total Machinery – Diversified		69,638

Media — 0.7%
Meredith Corp.	269	15,992
New York Times Co. (The), Class A	827	14,638
Total Media		30,630

Mining — 1.0%
Century Aluminum Co.*	1,384	21,563
Fairmount Santrol Holdings, Inc.*(a)	2,375	9,263
US Silica Holdings, Inc.(a)	377	13,380
Total Mining		44,206

Miscellaneous Manufacturing — 2.0%
Harsco Corp.*	1,328	21,381
John Bean Technologies Corp.(a)	355	34,790
Myers Industries, Inc.	865	15,526
Sturm Ruger & Co., Inc.(a)	225	13,984
Total Miscellaneous Manufacturing		85,681

Office Furnishings — 0.3%
Herman Miller, Inc.	404	12,282
Investments	Shares	Value
COMMON STOCKS (continued)

Oil & Gas — 1.8%
Callon Petroleum Co.*(a)	1,010	$10,716
CVR Energy, Inc.(a)	673	14,644
Delek US Energy, Inc.	560	14,806
Matador Resources Co.*(a)	613	13,100
PDC Energy, Inc.*	269	11,597
Penn Virginia Corp.*(a)	324	11,907
Total Oil & Gas		76,770

Oil & Gas Services — 1.8%
Flotek Industries, Inc.*	1,386	12,391
McDermott International, Inc.*	2,702	19,374
Newpark Resources, Inc.*	1,937	14,237
NOW, Inc.*(a)	1,053	16,932
Oceaneering International, Inc.	548	12,516
Total Oil & Gas Services		75,450

Packaging & Containers — 0.5%
Greif, Inc., Class A	393	21,922

Pharmaceuticals — 2.5%
Anika Therapeutics, Inc.*	344	16,973
Avadel Pharmaceuticals PLC*(b)	1,439	15,872
Heska Corp.*	145	14,800
Supernus Pharmaceuticals, Inc.*	643	27,714
Teligent, Inc.*(a)	1,720	15,738
Xencor, Inc.*(a)	656	13,848
Total Pharmaceuticals		104,945

Private Equity — 0.3%
Kennedy-Wilson Holdings, Inc.	575	10,954

Real Estate — 0.9%
Forestar Group, Inc.*	1,273	21,832
HFF, Inc., Class A	415	14,429
Total Real Estate		36,261

REITS — 9.4%
Agree Realty Corp.	404	18,531
Arbor Realty Trust, Inc.	2,106	17,564
Ashford Hospitality Prime, Inc.	1,660	17,081
CareTrust REIT, Inc.	890	16,501
CoreSite Realty Corp.	284	29,403
Corporate Office Properties Trust	531	18,601
Cousins Properties, Inc.	2,149	18,890
EastGroup Properties, Inc.	213	17,849
First Industrial Realty Trust, Inc.	575	16,457
Hersha Hospitality Trust	936	17,325

See accompanying Notes to Financial Statements.

41

ADVISORSHARES CORNERSTONE SMALL CAP ETF

Schedule of Investments (continued)

June 30, 2017

Investments	Shares	Value
COMMON STOCKS (continued)

REITS (continued)
Investors Real Estate Trust	2,981	$18,512
iStar, Inc.*	1,299	15,640
LaSalle Hotel Properties	553	16,479
National Health Investors, Inc.	159	12,593
National Storage Affiliates Trust	612	14,143
New Senior Investment Group, Inc.	1,720	17,286
Potlatch Corp.	300	13,710
Ramco-Gershenson Properties Trust	704	9,082
Retail Opportunity Investments Corp.	839	16,100
Rexford Industrial Realty, Inc.	547	15,010
Summit Hotel Properties, Inc.	988	18,426
Sunstone Hotel Investors, Inc.	1,163	18,748
Washington Prime Group, Inc.	2,063	17,267
Washington Real Estate Investment Trust	404	12,888
Total REITS		404,086

Retail — 4.1%
Arcos Dorados Holdings, Inc., Class A (Uruguay)*	2,615	19,482
Big 5 Sporting Goods Corp.(a)	1,079	14,081
Chico's FAS, Inc.	1,212	11,417
Children's Place, Inc. (The)(a)	147	15,009
Jack in the Box, Inc.	224	22,064
Office Depot, Inc.	2,854	16,096
Ollie's Bargain Outlet Holdings, Inc.*(a)	355	15,123
PetMed Express, Inc.(a)	403	16,362
Pier 1 Imports, Inc.	2,479	12,866
Wendy's Co. (The)	1,141	17,697
Wingstop, Inc.(a)	481	14,863
Total Retail		175,060

Savings & Loans — 1.6%
Flagstar Bancorp, Inc.*(a)	546	16,828
Northfield Bancorp, Inc.	950	16,292
OceanFirst Financial Corp.	749	20,313
Oritani Financial Corp.	870	14,834
Total Savings & Loans		68,267

Semiconductors — 6.0%
Alpha & Omega Semiconductor Ltd.*	557	9,285
Amkor Technology, Inc.*	2,036	19,892
Brooks Automation, Inc.	802	17,395
Investments	Shares	Value
COMMON STOCKS (continued)

Semiconductors (continued)
CEVA, Inc.*(a)	633	$28,770
Cohu, Inc.	961	15,126
FormFactor, Inc.*	1,349	16,728
Kulicke & Soffa Industries, Inc. (Singapore)*	857	16,300
MACOM Technology Solutions Holdings, Inc.*(a)	202	11,266
MaxLinear, Inc.*(a)	1,190	33,189
Nanometrics, Inc.*	594	15,022
Power Integrations, Inc.	250	18,225
Silicon Laboratories, Inc.*	251	17,156
Ultra Clean Holdings, Inc.*	1,083	20,306
Xcerra Corp.*	1,977	19,315
Total Semiconductors		257,975

Software — 6.4%
Appfolio, Inc., Class A*	655	21,353
Bazaarvoice, Inc.*	2,271	11,241
Blackbaud, Inc.	180	15,435
Blackline, Inc.*(a)	400	14,296
Bottomline Technologies de, Inc.*	741	19,036
CommVault Systems, Inc.*	284	16,032
Cornerstone OnDemand, Inc.*	447	15,980
Ebix, Inc.(a)	464	25,009
Five9, Inc.*	657	14,139
HubSpot, Inc.*(a)	250	16,437
MINDBODY, Inc., Class A*	868	23,610
Paycom Software, Inc.*(a)	295	20,181
RealPage, Inc.*	628	22,577
SPS Commerce, Inc.*	247	15,749
Zynga, Inc., Class A*	6,048	22,015
Total Software		273,090

Telecommunications — 4.0%
A10 Networks, Inc.*	1,953	16,483
Comtech Telecommunications Corp.	1,027	19,482
Extreme Networks, Inc.*	3,395	31,302
Iridium Communications, Inc.*(a)	1,283	14,177
LogMeIn, Inc.	273	28,529
Oclaro, Inc.*(a)	1,720	16,065
ShoreTel, Inc.*	2,822	16,368
Sonus Networks, Inc.*	1,867	13,890
Viavi Solutions, Inc.*	1,622	17,080
Total Telecommunications		173,376

See accompanying Notes to Financial Statements.

42

ADVISORSHARES CORNERSTONE SMALL CAP ETF

Schedule of Investments (continued)

June 30, 2017

	Shares/
Investments	Principal	Value
COMMON STOCKS (continued)

Textiles — 0.4%
UniFirst Corp.	109	$15,336

Trucking & Leasing — 0.5%
GATX Corp.(a)	191	12,276
Greenbrier Cos., Inc. (The)(a)	240	11,100
Total Trucking & Leasing		23,376

Total Common Stocks
(Cost $3,740,432)		4,255,050

MONEY MARKET FUND — 0.9%
STIT – Government & Agency Portfolio, Institutional Class, 0.89%(c)
(Cost $36,588)	36,588	36,588

REPURCHASE AGREEMENTS — 9.8%(d)
Citigroup Global Markets, Inc., dated 06/30/17, due 07/03/17, 1.08%, total to be received $147,183, (collateralized by various U.S. Government Agency Obligations, 1.38% – 6.38%, 02/29/20 – 08/15/27, totaling $149,019)	$147,170	147,170
HSBC Securities USA, Inc., dated 06/30/17, due 07/03/17, 1.06%, total to be received $21,441, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.25%, 07/15/17 – 01/15/37, totaling $21,838)	21,439	21,439

Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Merrill Lynch Pierce Fenner & Smith, Inc., dated 06/30/17, due 07/03/17, 1.08%, total to be received $250,023, (collateralized by various U.S. Government Agency Obligations, 0.63% – 2.63%, 07/15/17 – 02/15/45, totaling $252,560)	$250,000	$250,000
Total Repurchase Agreements
(Cost $418,609)		418,609

Total Investments — 109.9%
(Cost $4,195,629)		4,710,247
Liabilities in Excess of Other Assets — (9.9%)		(423,923)
Net Assets — 100.0%		$4,286,324

LP — Limited Partnership

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $859,454; the aggregate market value of the collateral held by the fund is $880,026. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $461,417.
(b)	American Depositary Receipt.
(c)	Rate shown reflects the 7-day yield as of June 30, 2017.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Airlines	0.9%
Auto Manufacturers	0.5
Auto Parts & Equipment	0.4
Banks	5.4
Beverages	0.2
Biotechnology	1.0

See accompanying Notes to Financial Statements.

43

ADVISORSHARES CORNERSTONE SMALL CAP ETF

Schedule of Investments (continued)

June 30, 2017

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of
Net Assets
Building Materials	1.2%
Chemicals	1.8
Coal	0.3
Commercial Services	6.6
Computers	4.3
Distribution/Wholesale	1.1
Diversified Financial Services	0.9
Electric	0.4
Electrical Components & Equipment	0.3
Electronics	3.9
Energy – Alternate Sources	1.2
Engineering & Construction	1.1
Entertainment	1.8
Environmental Control	0.6
Food	1.3
Hand/Machine Tools	0.4
Healthcare – Products	5.3
Healthcare – Services	0.6
Holding Companies – Diversified	0.4
Home Furnishings	1.2
Household Products/Wares	1.4
Insurance	1.9
Internet	4.2
Iron/Steel	0.4
Leisure Time	1.7
Lodging	0.7
Machinery – Diversified	1.6
Media	0.7
Mining	1.0
Miscellaneous Manufacturing	2.0
Office Furnishings	0.3
Oil & Gas	1.8
Oil & Gas Services	1.8
Packaging & Containers	0.5
Pharmaceuticals	2.5
Private Equity	0.3
Real Estate	0.9
REITS	9.4
Retail	4.1
Savings & Loans	1.6
Semiconductors	6.0

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of
Net Assets
Software	6.4%
Telecommunications	4.0
Textiles	0.4
Trucking & Leasing	0.5
Money Market Fund	0.9
Repurchase Agreements	9.8
Total Investments	109.9
Liabilities in Excess of Other Assets	(9.9)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

44

ADVISORSHARES DORSEY WRIGHT ADR ETF

(Formerly AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF)

Schedule of Investments

June 30, 2017

Investments	Shares	Value
COMMON STOCKS — 99.3%

Airlines — 5.5%
Copa Holdings SA, Class A (Panama)	16,034	$1,875,978
Latam Airlines Group SA (Chile)(a)(b)	152,723	1,690,644
Total Airlines		3,566,622

Banks — 17.6%
Banco do Brasil SA (Brazil)(a)(b)	182,285	1,487,446
Banco Macro SA (Argentina)(a)(b)	18,913	1,743,589
BNP Paribas SA (France)(a)(b)	46,213	1,680,305
Grupo Financiero Galicia SA (Argentina)(a)(b)	40,836	1,741,247
ING Groep NV (Netherlands)(a)(b)	96,770	1,682,830
Sberbank of Russia PJSC (Russia)(b)	144,610	1,502,498
Societe Generale SA (France)(b)	151,143	1,652,749
Total Banks		11,490,664

Building Materials — 2.3%
CRH PLC (Ireland)(b)	41,168	1,460,229

Chemicals — 5.7%
Braskem SA (Brazil)(b)	80,256	1,662,904
Sociedad Quimica y Minera de Chile SA (Chile)(b)	61,043	2,015,640
Total Chemicals		3,678,544

Commercial Services — 10.5%
New Oriental Education & Technology Group, Inc. (China)*(b)	40,049	2,823,054
TAL Education Group (China)(b)	33,047	4,041,979
Total Commercial Services		6,865,033

Computers — 2.2%
Logitech International SA (Switzerland)	39,378	1,443,597

Diversified Financial Services — 2.8%
KB Financial Group, Inc. (South Korea)(b)	36,455	1,840,613

Electric — 12.1%
Empresa Distribuidora Y Comercializadora Norte (Argentina)*(a)(b)	88,818	2,833,294
Enel SpA (Italy)(b)	256,922	1,370,679
Pampa Energia SA (Argentina)*(a)(b)	62,566	3,682,009
Total Electric		7,885,982

Forest Products & Paper — 2.7%
Stora Enso OYJ (Finland)(a)(b)	135,631	1,763,203
Investments	Shares	Value
COMMON STOCKS (continued)

Insurance — 2.6%
Chubb Ltd.	11,653	$1,694,113

Internet — 5.5%
SINA Corp. (China)*	22,347	1,898,825
Tencent Holdings Ltd. (China)(a)(b)	42,606	1,532,112
Weibo Corp. (China)*(a)(b)	2,231	148,294
Total Internet		3,579,231

Iron/Steel — 2.9%
Ternium SA (Luxembourg)(b)	68,039	1,911,215

Lodging — 3.6%
China Lodging Group Ltd. (China)*(b)	28,962	2,336,654

Machinery – Construction & Mining — 2.2%
Komatsu Ltd. (Japan)(b)	54,661	1,402,055

Pharmaceuticals — 2.3%
Galapagos NV (Belgium)*(b)	19,536	1,494,895

Real Estate — 4.9%
Cresud SACIF y A (Argentina)*(a)(b)	79,860	1,553,277
IRSA Inversiones y Representaciones SA (Argentina)*(a)(b)	68,493	1,652,051
Total Real Estate		3,205,328

Semiconductors — 4.5%
Broadcom Ltd.	5,850	1,363,343
STMicroelectronics NV (Switzerland)(c)	106,932	1,537,682
Total Semiconductors		2,901,025

Software — 2.7%
SAP SE (Germany)(b)	16,916	1,770,598

Telecommunications — 6.7%
America Movil SAB de CV, Class L (Mexico)(b)	86,875	1,383,050
Telecom Argentina SA (Argentina)(b)	58,954	1,493,894
TIM Participacoes SA (Brazil)(b)	102,154	1,511,879
Total Telecommunications		4,388,823

Total Common Stocks
(Cost $60,417,630)		64,678,424

MONEY MARKET FUND — 0.7%
Invesco Government & Agency Portfolio – Private Investment Class, 0.59%(d)
(Cost $486,306)	486,306	486,306

See accompanying Notes to Financial Statements.

45

ADVISORSHARES DORSEY WRIGHT ADR ETF

(Formerly AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF)

Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
REPURCHASE AGREEMENTS — 10.2%(e)
BNP Paribas Securities Corp., dated 06/30/17, due 07/03/17, 1.11%, total to be received $279,588, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/28/17 – 09/09/49, totaling $284,138)	$279,562	$279,562
Citigroup Global Markets, Inc., dated 06/30/17, due 07/03/17, 1.10%, total to be received $1,385,054, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.75%, 07/27/17 – 07/01/47, totaling $1,408,190)	1,384,927	1,384,927
Daiwa Capital Markets America, dated 06/30/17, due 07/03/17, 1.15%, total to be received $1,546,691, (collateralized by various U.S. Government Agency Obligations, 0.00% – 6.50%, 07/13/17 – 12/01/51, totaling $1,573,149)	1,546,543	1,546,543
HSBC Securities USA, Inc., dated 06/30/17, due 07/03/17, 1.06%, total to be received $340,319, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.25%, 07/15/17 – 01/15/37, totaling $346,623)	340,289	340,289
Nomura Securities International, Inc., dated 06/30/17, due 07/03/17, 1.13%, total to be received $1,546,689, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.50%, 07/10/17 – 06/20/67, totaling $1,573,124)	1,546,543	1,546,543
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
RBC Dominion Securities, Inc., dated 06/30/17, due 07/03/17, 1.08%, total to be received $1,546,682, (collateralized by various U.S. Government Agency Obligations, 1.38% – 7.00%, 02/19/19 – 06/01/47, totaling $1,572,648)	$1,546,543	$1,546,543
Total Repurchase Agreements
(Cost $6,644,407)		6,644,407

Total Investments — 110.2%
(Cost $67,548,343)		71,809,137
Liabilities in Excess of Other Assets — (10.2%)		(6,624,300)
Net Assets — 100.0%		$65,184,837

PLC — Public Limited Company

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $6,488,444; the aggregate market value of the collateral held by the fund is $6,644,407.
(b)	American Depositary Receipt.
(c)	Registered Shares.
(d)	Rate shown reflects the 7-day yield as of June 30, 2017.
(e)	Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Airlines	5.5%
Banks	17.6
Building Materials	2.3
Chemicals	5.7
Commercial Services	10.5
Computers	2.2
Diversified Financial Services	2.8
Electric	12.1
Forest Products & Paper	2.7

See accompanying Notes to Financial Statements.

46

ADVISORSHARES DORSEY WRIGHT ADR ETF

(Formerly AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF)

Schedule of Investments (continued)

June 30, 2017

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of
Net Assets
Insurance	2.6%
Internet	5.5
Iron/Steel	2.9
Lodging	3.6
Machinery – Construction & Mining	2.2
Pharmaceuticals	2.3
Real Estate	4.9
Semiconductors	4.5
Software	2.7
Telecommunications	6.7
Money Market Fund	0.7
Repurchase Agreements	10.2
Total Investments	110.2
Liabilities in Excess of Other Assets	(10.2)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

47

ADVISORSHARES FOCUSED EQUITY ETF

Schedule of Investments

June 30, 2017

Investments	Shares	Value
COMMON STOCKS — 99.3%

Aerospace/Defense — 4.1%
HEICO Corp.	6,971	$500,797

Banks — 3.5%
Signature Bank*	2,940	421,978

Building Materials — 3.6%
Continental Building Products, Inc.*	18,918	440,789

Chemicals — 12.7%
Axalta Coating Systems Ltd.*	16,286	521,803
RPM International, Inc.	8,142	444,146
Sherwin-Williams Co. (The)	1,629	571,714
Total Chemicals		1,537,663

Commercial Services — 4.6%
Moody's Corp.	4,644	565,082

Computers — 4.3%
Cognizant Technology Solutions Corp., Class A	7,835	520,244

Diversified Financial Services — 8.3%
Alliance Data Systems Corp.	1,924	493,871
Intercontinental Exchange, Inc.	7,766	511,935
Total Diversified Financial Services		1,005,806

Entertainment — 3.7%
Cinemark Holdings, Inc.(a)	11,442	444,522

Food — 10.4%
Hormel Foods Corp.	12,621	430,502
Ingredion, Inc.	3,528	420,573
JM Smucker Co. (The)	3,437	406,700
Total Food		1,257,775

Hand/Machine Tools — 3.3%
Snap-on, Inc.	2,563	404,954

Healthcare – Products — 13.2%
C.R. Bard, Inc.	1,976	624,633
Danaher Corp.	5,629	475,031
Stryker Corp.	3,670	509,323
Total Healthcare – Products		1,608,987

Insurance — 4.0%
Aflac, Inc.	6,304	489,695

Machinery – Diversified — 4.0%
Wabtec Corp.(a)	5,265	481,748

Pharmaceuticals — 3.3%
Express Scripts Holding Co.*	6,329	404,043
Investments	Shares/Principal	Value
COMMON STOCKS (continued)

Retail — 3.1%
Ross Stores, Inc.	6,613	$381,769

Software — 13.2%
Cerner Corp.*	9,266	615,911
Fiserv, Inc.*	4,101	501,717
Microsoft Corp.	6,984	481,407
Total Software		1,599,035

Total Common Stocks
(Cost $10,999,944)		12,064,887

MONEY MARKET FUND — 0.8%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.77%(b)
(Cost $100,500)	100,500	100,500
REPURCHASE AGREEMENTS — 3.2%(c)
Citigroup Global Markets, Inc., dated 06/30/17, due 07/03/17, 1.08%, total to be received $114,312, (collateralized by various U.S. Government Agency Obligations, 1.38% – 6.38%, 02/29/20 – 08/15/27, totaling $115,738)	$114,302	114,302
HSBC Securities USA, Inc., dated 06/30/17, due 07/03/17, 1.06%, total to be received $19,667, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.25%, 07/15/17 – 01/15/37, totaling $20,031)	19,665	19,665

See accompanying Notes to Financial Statements.

48

ADVISORSHARES FOCUSED EQUITY ETF

Schedule of Investments (continued)

June 30, 2017

Investments	Shares/Principal	Value
REPURCHASE AGREEMENTS (continued)
Merrill Lynch Pierce Fenner & Smith, Inc., dated 06/30/17, due 07/03/17, 1.08%, total to be received $250,023, (collateralized by various U.S. Government Agency Obligations, 0.63% – 2.63%, 07/15/17 – 02/15/45, totaling $252,560)	$250,000	$250,000
Total Repurchase Agreements
(Cost $383,967)		383,967

Total Investments — 103.3%
(Cost $11,484,411)		12,549,354
Liabilities in Excess of Other Assets — (3.3%)		(399,747)
Net Assets — 100.0%		$12,149,607

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $895,825; the aggregate market value of the collateral held by the fund is $914,694. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $530,727.
(b)	Rate shown reflects the 7-day yield as of June 30, 2017.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Aerospace/Defense	4.1%
Banks	3.5
Building Materials	3.6
Chemicals	12.7
Commercial Services	4.6
Computers	4.3
Diversified Financial Services	8.3
Entertainment	3.7
Food	10.4

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of
Net Assets
Hand/Machine Tools	3.3%
Healthcare – Products	13.2
Insurance	4.0
Machinery – Diversified	4.0
Pharmaceuticals	3.3
Retail	3.1
Software	13.2
Money Market Fund	0.8
Repurchase Agreements	3.2
Total Investments	103.3
Liabilities in Excess of Other Assets	(3.3)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

49

ADVISORSHARES GARTMAN GOLD/EURO ETF
Schedule of Investments (Consolidated)†

June 30, 2017

Investments	Shares	Value
EXCHANGE TRADED FUND — 33.0%
Debt Fund — 33.0%
AdvisorShares Sage Core Reserves ETF††
(Cost $4,974,000)	50,000	$4,976,500

MONEY MARKET FUND — 28.7%
BNY Mellon Cash Reserve, 0.10%(a)
(Cost $4,324,052)	4,324,052	4,324,052

Total Investments — 61.7%
(Cost $9,298,052)		9,300,552
Other Assets in Excess of Liabilities — 38.3%		5,763,014
Net Assets — 100.0%		$15,063,566

ETF — Exchange Traded Fund

†	The Consolidated Schedule of Investments included the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See the Notes to Financial Statements.
††	Affiliated Company.
(a)	Rate shown reflects the 7-day yield as of June 30, 2017.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Debt Fund	33.0%
Money Market Fund	28.7
Total Investments	61.7
Other Assets in Excess of Liabilities	38.3
Net Assets	100.0%

Futures contracts outstanding as of June 30, 2017:

Type	Broker	Expiration Date	Number of Contracts	Value at Trade Date	Value at June 30, 2017	Unrealized Appreciation (Depreciation)
EURO Currency	Interactive Brokers LLC	September 2017	(106)	$(14,901,414)	$(15,193,775)	$(292,361)
Gold 100 Oz.	Interactive Brokers LLC	August 2017	122	15,363,328	15,156,060	(207,268)
						$(499,629)

Cash posted as collateral from broker for futures contracts was $5,809,064 at June 30, 2017.

See accompanying Notes to Financial Statements.

50

ADVISORSHARES GARTMAN GOLD/YEN ETF
Schedule of Investments (Consolidated)†

June 30, 2017

Investments	Shares	Value
EXCHANGE TRADED FUND — 32.3%
Debt Fund — 32.3%
AdvisorShares Sage Core Reserves ETF††
(Cost $4,974,000)	50,000	$4,976,500

MONEY MARKET FUND — 21.0%
BNY Mellon Cash Reserve, 0.10%(a)
(Cost $3,247,432)	3,247,432	3,247,432

Total Investments — 53.3%
(Cost $8,221,432)		8,223,932
Other Assets in Excess of Liabilities — 46.7%		7,203,556
Net Assets — 100.0%		$15,427,488

ETF — Exchange Traded Fund

†	The Consolidated Schedule of Investments included the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See the Notes to Financial Statements.
††	Affiliated Company.
(a)	Rate shown reflects the 7-day yield as of June 30, 2017.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Debt Fund	32.3%
Money Market Fund	21.0
Total Investments	53.3
Other Assets in Excess of Liabilities	46.7
Net Assets	100.0%

Futures contracts outstanding as of June 30, 2017:

Type	Broker	Expiration Date	Number of Contracts	Value at Trade Date	Value at June 30, 2017	Unrealized Appreciation (Depreciation)
Gold 100 Oz.	Interactive Brokers LLC	August 2017	123	$15,483,210	$15,280,290	$(202,920)
Japanese Yen Currency	Interactive Brokers LLC	September 2017	(136)	(15,408,396)	(15,147,000)	261,396
						$58,476

Cash posted as collateral from broker for futures contracts was $7,252,343 at June 30, 2017.

See accompanying Notes to Financial Statements.

51

ADVISORSHARES KIM KOREA EQUITY ETF
Schedule of Investments

June 30, 2017

Investments	Shares	Value
COMMON STOCKS — 98.3%

Advertising — 2.6%
Innocean Worldwide, Inc. (South Korea)	4,559	$254,219

Agriculture — 0.7%
Easy Bio, Inc. (South Korea)	12,349	72,638

Airlines — 2.4%
Hanjin Kal Corp. (South Korea)*	10,262	237,681

Apparel — 1.9%
Handsome Co. Ltd. (South Korea)	6,773	193,573

Auto Manufacturers — 3.9%
Hyundai Motor Co. (South Korea)	2,754	383,921

Auto Parts & Equipment — 1.7%
Halla Holdings Corp. (South Korea)	518	29,066
Hankook Tire Co. Ltd. (South Korea)	1,068	59,367
Hyundai Mobis Co. Ltd. (South Korea)	367	80,190
Total Auto Parts & Equipment		168,623

Banks — 1.5%
Industrial Bank of Korea (South Korea)	12,224	152,246

Beverages — 0.5%
Lotte Chilsung Beverage Co. Ltd. (South Korea)	31	46,440

Biotechnology — 0.7%
Samsung Biologics Co. Ltd. (South Korea)*‡	74	18,886
Seegene, Inc. (South Korea)*	1,503	49,590
Total Biotechnology		68,476

Chemicals — 5.9%
Kumho Petrochemical Co. Ltd. (South Korea)	1,510	97,002
LG Chem Ltd. (South Korea)	657	167,100
Lotte Chemical Corp. (South Korea)	1,065	320,203
Total Chemicals		584,305

Commercial Services — 0.2%
AJ Rent A Car Co. Ltd. (South Korea)*	1,893	20,847

Computers — 2.6%
Samsung SDS Co. Ltd. (South Korea)	388	62,567
SK Holdings Co. Ltd. (South Korea)	795	193,165
Total Computers		255,732
Investments	Shares	Value
COMMON STOCKS (continued)

Cosmetics/Personal Care — 0.9%
Amorepacific Corp. (South Korea)	220	$58,454
Korea Kolmar Co. Ltd. (South Korea)	154	9,718
LG Household & Health Care Ltd. (South Korea)	24	20,850
Total Cosmetics/Personal Care		89,022

Distribution/Wholesale — 3.8%
Hanwha Corp. (South Korea)	2,900	120,142
Kolon Corp. (South Korea)	561	40,206
LG Corp. (South Korea)	2,558	172,821
SK Networks Co. Ltd. (South Korea)	8,196	44,771
Total Distribution/Wholesale		377,940

Diversified Financial Services — 5.2%
DGB Financial Group, Inc. (South Korea)	7,286	75,143
KB Financial Group, Inc. (South Korea)	6,681	336,926
KIWOOM Securities Co. Ltd. (South Korea)	1,353	110,449
Total Diversified Financial Services		522,518

Electrical Components & Equipment — 1.7%
LG Electronics, Inc. (South Korea)	529	37,081
LS Corp. (South Korea)	2,083	132,719
Total Electrical Components & Equipment		169,800

Electronics — 1.5%
LG Display Co. Ltd. (South Korea)	3,347	108,529
Samsung Electro-Mechanics Co. Ltd. (South Korea)	449	40,028
Total Electronics		148,557

Engineering & Construction — 2.7%
Daelim Industrial Co. Ltd. (South Korea)	2,039	158,608
Daewoo Engineering & Construction Co. Ltd. (South Korea)*	4,020	26,632
Hyundai Development Co. – Engineering & Construction (South Korea)	710	29,135
Hyundai Engineering & Construction Co. Ltd. (South Korea)	1,365	54,939
Total Engineering & Construction		269,314

Food — 3.9%
CJ CheilJedang Corp. (South Korea)	655	206,950

See accompanying Notes to Financial Statements.

52

ADVISORSHARES KIM KOREA EQUITY ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Shares	Value
COMMON STOCKS (continued)

Food (continued)
Hyundai Greenfood Co. Ltd. (South Korea)	3,663	$56,667
NUTRIBIOTECH Co. Ltd. (South Korea)*	2,299	42,096
Orion Corp. (South Korea)	123	85,788
Total Food		391,501

Gas — 1.5%
Korea Gas Corp. (South Korea)*	2,843	132,192
SK Chemicals Co. Ltd. (South Korea)	317	20,392
Total Gas		152,584

Healthcare – Products — 1.5%
Interojo Co. Ltd. (South Korea)	1,414	43,749
i-SENS, Inc. (South Korea)	805	19,348
Value Added Technologies Co. Ltd. (South Korea)	753	18,395
Vieworks Co. Ltd. (South Korea)	1,369	68,800
Total Healthcare – Products		150,292

Holding Companies – Diversified — 1.0%
CJ Corp. (South Korea)	608	100,700

Insurance — 1.2%
Samsung Life Insurance Co. Ltd. (South Korea)	1,199	122,609

Internet — 3.4%
MDS Technology Co. Ltd. (South Korea)	3,090	54,014
NAVER Corp. (South Korea)	383	280,517
Total Internet		334,531

Iron/Steel — 3.8%
POSCO (South Korea)	1,528	383,285

Leisure Time — 1.0%
Hana Tour Service, Inc. (South Korea)	1,228	98,206

Machinery – Diversified — 3.0%
Hyundai Robotics Co. Ltd. (South Korea)*	544	183,766
SFA Engineering Corp. (South Korea)	2,802	110,082
Total Machinery – Diversified		293,848

Media — 0.6%
CJ E&M Corp. (South Korea)	878	58,168
Investments	Shares	Value
COMMON STOCKS (continued)

Miscellaneous Manufacturing — 1.4%
Doosan Corp. (South Korea)	1,302	$135,418

Oil & Gas — 3.0%
GS Holdings Corp. (South Korea)	1,444	86,073
S-Oil Corp. (South Korea)	2,611	216,338
Total Oil & Gas		302,411

Pharmaceuticals — 2.0%
Dong-A Socio Holdings Co. Ltd. (South Korea)	433	51,280
Green Cross Corp. (South Korea)	316	48,195
Hanmi Pharm Co. Ltd. (South Korea)*	82	26,732
Yuhan Corp. (South Korea)	328	70,522
Total Pharmaceuticals		196,729

Retail — 4.4%
E-MART, Inc. (South Korea)	240	49,189
GS Retail Co. Ltd. (South Korea)	964	43,476
Lotte Shopping Co. Ltd. (South Korea)	615	163,136
Samsung C&T Corp. (South Korea)	1,408	182,130
Total Retail		437,931

Semiconductors — 22.9%
Samsung Electronics Co. Ltd. (South Korea)	939	1,950,796
Silicon Works Co. Ltd. (South Korea)	1,431	43,900
SK Hynix, Inc. (South Korea)	3,839	226,149
TES Co. Ltd. (South Korea)	2,479	61,208
Total Semiconductors		2,282,053

Shipbuilding — 0.5%
Hyundai Heavy Industries Co. Ltd. (South Korea)*	313	48,284

Software — 0.2%
Netmarble Games Corp. (South Korea)*‡	160	21,675

Telecommunications — 1.3%
SK Telecom Co. Ltd. (South Korea)	547	127,170

Transportation — 1.3%
Hyundai Glovis Co. Ltd. (South Korea)	758	104,013

See accompanying Notes to Financial Statements.

53

ADVISORSHARES KIM KOREA EQUITY ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Shares	Value
COMMON STOCKS (continued)

Transportation (continued)
Korea Line Corp. (South Korea)*	882	$28,291
Total Transportation		132,304
Total Common Stocks
(Cost $8,381,919)		9,785,551

Total Investments — 98.3%
(Cost $8,381,919)		9,785,551
Other Assets in Excess of Liabilities — 1.7%		174,127
Net Assets — 100.0%		$9,959,678

*	Non-income producing security.
‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Advertising	2.6%
Agriculture	0.7
Airlines	2.4
Apparel	1.9
Auto Manufacturers	3.9
Auto Parts & Equipment	1.7
Banks	1.5
Beverages	0.5
Biotechnology	0.7
Chemicals	5.9
Commercial Services	0.2
Computers	2.6
Cosmetics/Personal Care	0.9
Distribution/Wholesale	3.8
Diversified Financial Services	5.2
Electrical Components & Equipment	1.7
Electronics	1.5
Engineering & Construction	2.7

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of
Net Assets
Food	3.9%
Gas	1.5
Healthcare – Products	1.5
Holding Companies – Diversified	1.0
Insurance	1.2
Internet	3.4
Iron/Steel	3.8
Leisure Time	1.0
Machinery – Diversified	3.0
Media	0.6
Miscellaneous Manufacturing	1.4
Oil & Gas	3.0
Pharmaceuticals	2.0
Retail	4.4
Semiconductors	22.9
Shipbuilding	0.5
Software	0.2
Telecommunications	1.3
Transportation	1.3
Total Investments	98.3
Other Assets in Excess of Liabilities	1.7
Net Assets	100.0%

See accompanying Notes to Financial Statements.

54

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments

June 30, 2017

Investments	Shares	Value
COMMON STOCKS — 97.6%

Advertising — 0.5%
Interpublic Group of Cos., Inc. (The)	3,543	$87,158
Omnicom Group, Inc.	469	38,880
Total Advertising		126,038

Aerospace/Defense — 1.7%
Arconic, Inc.	5,278	119,547
Boeing Co. (The)	456	90,174
General Dynamics Corp.	71	14,065
Harris Corp.	531	57,921
L3 Technologies, Inc.	85	14,202
Lockheed Martin Corp.	50	13,880
Northrop Grumman Corp.	52	13,349
Raytheon Co.	79	12,757
Rockwell Collins, Inc.	591	62,102
TransDigm Group, Inc.(a)	150	40,331
United Technologies Corp.	165	20,148
Total Aerospace/Defense		458,476

Agriculture — 0.8%
Altria Group, Inc.	180	13,405
Archer-Daniels-Midland Co.	2,988	123,644
Philip Morris International, Inc.	447	52,500
Reynolds American, Inc.	208	13,528
Total Agriculture		203,077

Airlines — 1.4%
Alaska Air Group, Inc.	1,157	103,852
Delta Air Lines, Inc.	2,373	127,525
Southwest Airlines Co.	1,759	109,304
United Continental Holdings, Inc.*	435	32,734
Total Airlines		373,415

Apparel — 1.1%
Hanesbrands, Inc.(a)	6,574	152,254
Michael Kors Holdings Ltd.*	362	13,122
NIKE, Inc., Class B	783	46,197
Ralph Lauren Corp.	297	21,919
Under Armour, Inc., Class C*(a)	661	13,326
VF Corp.	723	41,645
Total Apparel		288,463

Auto Manufacturers — 1.4%
Ford Motor Co.	12,268	137,279
General Motors Co.	4,244	148,243
PACCAR, Inc.	1,339	88,427
Total Auto Manufacturers		373,949

Auto Parts & Equipment — 1.3%
BorgWarner, Inc.	1,730	73,283
Investments	Shares	Value
COMMON STOCKS (continued)

Auto Parts & Equipment (continued)
Delphi Automotive PLC	1,467	$128,583
Goodyear Tire & Rubber Co. (The)	4,412	154,243
Total Auto Parts & Equipment		356,109

Banks — 6.1%
Bank of America Corp.	2,442	59,243
Bank of New York Mellon Corp. (The)	1,401	71,479
BB&T Corp.	852	38,689
Capital One Financial Corp.	1,188	98,153
Citigroup, Inc.	848	56,714
Citizens Financial Group, Inc.	3,897	139,045
Comerica, Inc.	2,151	157,539
Fifth Third Bancorp	1,525	39,589
Goldman Sachs Group, Inc. (The)	644	142,904
Huntington Bancshares, Inc.	5,517	74,590
JPMorgan Chase & Co.	267	24,404
KeyCorp	2,722	51,010
M&T Bank Corp.	173	28,017
Morgan Stanley	2,565	114,296
Northern Trust Corp.	688	66,881
PNC Financial Services Group, Inc. (The)	481	60,062
Regions Financial Corp.	7,116	104,178
State Street Corp.	1,072	96,191
SunTrust Banks, Inc.	796	45,149
US Bancorp	384	19,937
Wells Fargo & Co.	1,253	69,429
Zions Bancorporation	1,599	70,212
Total Banks		1,627,711

Beverages — 1.2%
Brown-Forman Corp., Class B	294	14,288
Coca-Cola Co. (The)	333	14,935
Constellation Brands, Inc., Class A	416	80,592
Dr Pepper Snapple Group, Inc.	281	25,602
Molson Coors Brewing Co., Class B	1,336	115,350
Monster Beverage Corp.*	955	47,444
PepsiCo, Inc.	124	14,321
Total Beverages		312,532

Biotechnology — 1.4%
Alexion Pharmaceuticals, Inc.*	852	103,663
Amgen, Inc.	132	22,734
Biogen, Inc.*	166	45,046
Celgene Corp.*	1,031	133,896
Illumina, Inc.*	71	12,320

See accompanying Notes to Financial Statements.

55

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Shares	Value
COMMON STOCKS (continued)

Biotechnology (continued)
Regeneron Pharmaceuticals, Inc.*	76	$37,326
Vertex Pharmaceuticals, Inc.*	201	25,903
Total Biotechnology		380,888

Building Materials — 1.4%
Fortune Brands Home & Security, Inc.	728	47,495
Johnson Controls International PLC	2,201	95,435
Martin Marietta Materials, Inc.	256	56,981
Masco Corp.	2,076	79,324
Vulcan Materials Co.	824	104,384
Total Building Materials		383,619

Chemicals — 1.6%
Air Products & Chemicals, Inc.	227	32,475
Albemarle Corp.	233	24,591
Dow Chemical Co. (The)	271	17,092
E.I. du Pont de Nemours & Co.	165	13,317
Eastman Chemical Co.	819	68,788
FMC Corp.	234	17,094
International Flavors & Fragrances, Inc.	102	13,770
LyondellBasell Industries NV, Class A	1,284	108,357
Monsanto Co.	117	13,848
Mosaic Co. (The)	606	13,835
PPG Industries, Inc.	320	35,187
Praxair, Inc.	228	30,221
Sherwin-Williams Co. (The)	98	34,394
Total Chemicals		422,969

Commercial Services — 3.3%
Automatic Data Processing, Inc.	220	22,541
Cintas Corp.	223	28,107
Ecolab, Inc.	222	29,470
Equifax, Inc.	282	38,752
Gartner, Inc.*	292	36,065
Global Payments, Inc.	153	13,819
H&R Block, Inc.	1,848	57,122
IHS Markit Ltd.*	519	22,857
Moody's Corp.	205	24,944
Nielsen Holdings PLC	1,500	57,990
PayPal Holdings, Inc.*	926	49,698
Quanta Services, Inc.*	3,018	99,353
Robert Half International, Inc.	1,341	64,274
S&P Global, Inc.	333	48,615
Investments	Shares	Value
COMMON STOCKS (continued)

Commercial Services (continued)
Total System Services, Inc.	1,061	$61,803
United Rentals, Inc.*	1,236	139,310
Verisk Analytics, Inc.*	203	17,127
Western Union Co. (The)	3,450	65,723
Total Commercial Services		877,570

Computers — 2.9%
Accenture PLC, Class A	348	43,041
Apple, Inc.	368	52,999
Cognizant Technology Solutions Corp., Class A	1,060	70,384
CSRA, Inc.	1,767	56,102
DXC Technology Co.	1,998	153,286
Hewlett Packard Enterprise Co.	888	14,732
HP, Inc.	806	14,089
International Business Machines Corp.	88	13,537
NetApp, Inc.	1,852	74,173
Seagate Technology PLC	3,669	142,174
Western Digital Corp.	1,710	151,506
Total Computers		786,023

Cosmetics/Personal Care — 0.3%
Colgate-Palmolive Co.	178	13,195
Coty, Inc., Class A	2,237	41,966
Estee Lauder Cos., Inc. (The), Class A	260	24,955
Procter & Gamble Co. (The)	148	12,898
Total Cosmetics/Personal Care		93,014

Distribution/Wholesale — 0.7%
Fastenal Co.	1,640	71,389
LKQ Corp.*	2,140	70,513
W.W. Grainger, Inc.	261	47,119
Total Distribution/Wholesale		189,021

Diversified Financial Services — 6.7%
Affiliated Managers Group, Inc.	887	147,118
Alliance Data Systems Corp.	468	120,131
American Express Co.	802	67,560
Ameriprise Financial, Inc.	1,133	144,220
BlackRock, Inc.	148	62,517
CBOE Holdings, Inc.	1,506	137,648
Charles Schwab Corp. (The)	1,974	84,803
CME Group, Inc.	262	32,813
Discover Financial Services	1,856	115,425
E*TRADE Financial Corp.*	1,753	66,667

See accompanying Notes to Financial Statements.

56

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Shares	Value
COMMON STOCKS (continued)

Diversified Financial Services (continued)
Franklin Resources, Inc.	1,326	$59,391
Intercontinental Exchange, Inc.	945	62,294
Invesco Ltd.	3,268	115,001
Mastercard, Inc., Class A	420	51,009
Nasdaq, Inc.	750	53,617
Navient Corp.	6,615	110,140
Raymond James Financial, Inc.	1,717	137,738
Synchrony Financial	3,393	101,179
T. Rowe Price Group, Inc.	977	72,503
Visa, Inc., Class A	638	59,832
Total Diversified Financial Services		1,801,606

Electric — 1.4%
AES Corp. (The)	3,754	41,707
Alliant Energy Corp.	351	14,100
Ameren Corp.	254	13,886
American Electric Power Co., Inc.	213	14,797
CenterPoint Energy, Inc.	506	13,854
CMS Energy Corp.	284	13,135
Consolidated Edison, Inc.	185	14,952
Dominion Energy, Inc.(a)	190	14,560
DTE Energy Co.	135	14,282
Duke Energy Corp.	178	14,879
Edison International	184	14,387
Entergy Corp.	164	12,590
Eversource Energy	231	14,024
Exelon Corp.	360	12,985
FirstEnergy Corp.	515	15,017
NextEra Energy, Inc.	98	13,733
PG&E Corp.	223	14,801
Pinnacle West Capital Corp.	168	14,307
PPL Corp.	371	14,343
Public Service Enterprise Group, Inc.	329	14,150
SCANA Corp.	198	13,268
Southern Co. (The)	298	14,268
WEC Energy Group, Inc.	236	14,486
Xcel Energy, Inc.	314	14,406
Total Electric		366,917

Electrical Components & Equipment — 0.6%
Acuity Brands, Inc.(a)	666	135,385
AMETEK, Inc.	216	13,083
Emerson Electric Co.	242	14,428
Total Electrical Components & Equipment		162,896
Investments	Shares	Value
COMMON STOCKS (continued)

Electronics — 1.2%
Agilent Technologies, Inc.	247	$14,650
Allegion PLC	669	54,269
Amphenol Corp., Class A	193	14,247
Corning, Inc.	1,057	31,763
FLIR Systems, Inc.	1,284	44,504
Fortive Corp.	278	17,611
Garmin Ltd.(a)	426	21,739
Honeywell International, Inc.	236	31,456
Mettler-Toledo International, Inc.*	22	12,948
PerkinElmer, Inc.	232	15,809
TE Connectivity Ltd.	490	38,553
Waters Corp.*	73	13,420
Total Electronics		310,969

Engineering & Construction — 0.4%
Fluor Corp.	1,108	50,724
Jacobs Engineering Group, Inc.	1,279	69,565
Total Engineering & Construction		120,289

Environmental Control — 0.3%
Republic Services, Inc.	212	13,511
Stericycle, Inc.*	652	49,761
Waste Management, Inc.	290	21,271
Total Environmental Control		84,543

Food — 1.8%
Campbell Soup Co.	273	14,237
Conagra Brands, Inc.	346	12,373
General Mills, Inc.	533	29,528
Hershey Co. (The)	121	12,992
Hormel Foods Corp.	370	12,621
JM Smucker Co. (The)	300	35,499
Kellogg Co.	200	13,892
Kraft Heinz Co. (The)	210	17,984
Kroger Co. (The)	3,195	74,507
McCormick & Co., Inc.	131	12,774
Mondelez International, Inc., Class A	563	24,316
Safeway, Inc PDC, LLC CVR*(b)	447	0
Safeway, Inc SCRP. CVR*(b)	447	0
Sysco Corp.	954	48,015
Tyson Foods, Inc., Class A	2,509	157,139
Whole Foods Market, Inc.	354	14,907
Total Food		480,784

Forest Products & Paper — 0.3%
International Paper Co.	1,263	71,498

See accompanying Notes to Financial Statements.

57

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Shares	Value
COMMON STOCKS (continued)

Gas — 0.1%
NiSource, Inc.	529	$13,415
Sempra Energy	118	13,305
Total Gas		26,720

Hand/Machine Tools — 0.4%
Snap-on, Inc.	465	73,470
Stanley Black & Decker, Inc.	221	31,101
Total Hand/Machine Tools		104,571

Healthcare – Products — 2.3%
Abbott Laboratories	1,079	52,450
Align Technology, Inc.*	221	33,177
Baxter International, Inc.	608	36,808
Becton Dickinson and Co.	184	35,900
Boston Scientific Corp.*	1,468	40,693
C.R. Bard, Inc.	48	15,173
Cooper Cos., Inc. (The)	113	27,055
Danaher Corp.	575	48,524
DENTSPLY SIRONA, Inc.	415	26,909
Edwards Lifesciences Corp.*	257	30,388
Henry Schein, Inc.*	73	13,360
Hologic, Inc.*	670	30,405
IDEXX Laboratories, Inc.*	87	14,044
Intuitive Surgical, Inc.*	15	14,031
Medtronic PLC	223	19,791
Patterson Cos., Inc.(a)	312	14,648
Stryker Corp.	171	23,731
Thermo Fisher Scientific, Inc.	354	61,762
Varian Medical Systems, Inc.*	135	13,931
Zimmer Biomet Holdings, Inc.	467	59,963
Total Healthcare – Products		612,743

Healthcare – Services — 2.6%
Aetna, Inc.	353	53,596
Anthem, Inc.	305	57,380
Centene Corp.*	844	67,419
Cigna Corp.	399	66,789
DaVita, Inc.*	534	34,582
Envision Healthcare Corp.*	807	50,575
HCA Healthcare, Inc.*	1,253	109,261
Humana, Inc.	255	61,358
Laboratory Corp. of America Holdings*	332	51,174
Quest Diagnostics, Inc.	190	21,120
UnitedHealth Group, Inc.	342	63,414
Investments	Shares	Value
COMMON STOCKS (continued)

Healthcare – Services (continued)
Universal Health Services, Inc., Class B	527	$64,336
Total Healthcare – Services		701,004

Holding Companies – Diversified — 0.3%
Leucadia National Corp.	3,579	93,627

Home Builders — 1.4%
D.R. Horton, Inc.	3,486	120,511
Lennar Corp., Class A	1,742	92,884
PulteGroup, Inc.	6,385	156,624
Total Home Builders		370,019

Home Furnishings — 0.7%
Leggett & Platt, Inc.	661	34,723
Whirlpool Corp.	736	141,032
Total Home Furnishings		175,755

Household Products/Wares — 0.3%
Avery Dennison Corp.	448	39,590
Church & Dwight Co., Inc.	262	13,593
Clorox Co. (The)	106	14,123
Kimberly-Clark Corp.	104	13,427
Total Household Products/Wares		80,733

Housewares — 0.3%
Newell Brands, Inc.	1,269	68,044

Insurance — 6.3%
Aflac, Inc.	264	20,508
Allstate Corp. (The)	830	73,405
American International Group, Inc.	1,496	93,530
Aon PLC	375	49,856
Arthur J Gallagher & Co.	838	47,976
Assurant, Inc.	1,390	144,129
Berkshire Hathaway, Inc., Class B*	141	23,881
Chubb Ltd.	251	36,490
Everest Re Group Ltd.	315	80,196
Hartford Financial Services Group, Inc. (The)	1,941	102,038
Lincoln National Corp.	1,571	106,168
Loews Corp.	3,040	142,302
Marsh & McLennan Cos., Inc.	607	47,322
MetLife, Inc.	2,396	131,636
Principal Financial Group, Inc.	1,035	66,313
Progressive Corp. (The)	1,549	68,295
Prudential Financial, Inc.	963	104,139
Torchmark Corp.	300	22,950

See accompanying Notes to Financial Statements.

58

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Shares	Value
COMMON STOCKS (continued)

Insurance (continued)
Travelers Cos., Inc. (The)	332	$42,008
Unum Group	1,311	61,132
Willis Towers Watson PLC	379	55,129
XL Group Ltd (Bermuda)	3,647	159,739
Total Insurance		1,679,142

Internet — 2.3%
Alphabet, Inc., Class A*	70	65,077
Alphabet, Inc., Class C*	74	67,246
Amazon.com, Inc.*	15	14,520
eBay, Inc.*	513	17,914
Expedia, Inc.	474	70,602
F5 Networks, Inc.*	607	77,125
Facebook, Inc., Class A*	769	116,104
Netflix, Inc.*	97	14,493
Priceline Group, Inc. (The)*	42	78,562
Symantec Corp.	2,036	57,517
TripAdvisor, Inc.*	434	16,579
VeriSign, Inc.*(a)	146	13,572
Total Internet		609,311

Iron/Steel — 0.5%
Nucor Corp.	2,330	134,837

Leisure Time — 1.3%
Carnival Corp.	1,533	100,519
Harley-Davidson, Inc.	1,761	95,129
Royal Caribbean Cruises Ltd.	1,322	144,402
Total Leisure Time		340,050

Lodging — 0.5%
Hilton Worldwide Holdings, Inc.	207	12,803
Marriott International, Inc., Class A	286	28,688
Wyndham Worldwide Corp.	705	70,789
Wynn Resorts Ltd.	106	14,217
Total Lodging		126,497

Machinery – Construction & Mining — 0.1%
Caterpillar, Inc.	131	14,077

Machinery – Diversified — 1.0%
Cummins, Inc.	447	72,512
Deere & Co.	381	47,088
Flowserve Corp.	748	34,730
Rockwell Automation, Inc.	137	22,188
Roper Technologies, Inc.	141	32,646
Xylem, Inc.	1,056	58,534
Total Machinery – Diversified		267,698
Investments	Shares	Value
COMMON STOCKS (continued)

Media — 3.3%
CBS Corp., Class B	2,020	$128,836
Charter Communications, Inc., Class A*	86	28,969
Comcast Corp., Class A	1,283	49,934
Discovery Communications, Inc., Class A*(a)	5,199	134,290
Discovery Communications, Inc., Class C*	5,464	137,748
News Corp., Class A	1,013	13,878
News Corp., Class B	933	13,202
Scripps Networks Interactive, Inc., Class A	1,140	77,873
Time Warner, Inc.	657	65,969
Twenty-First Century Fox, Inc., Class A	3,114	88,251
Twenty-First Century Fox, Inc., Class B	3,219	89,714
Viacom, Inc., Class B	423	14,200
Walt Disney Co. (The)	401	42,606
Total Media		885,470

Mining — 0.6%
Freeport-McMoRan, Inc.*	13,597	163,300

Miscellaneous Manufacturing — 1.6%
3M Co.	89	18,529
Dover Corp.	657	52,704
Eaton Corp. PLC	842	65,533
General Electric Co.	2,424	65,472
Illinois Tool Works, Inc.	103	14,755
Ingersoll-Rand PLC	487	44,507
Parker-Hannifin Corp.	419	66,965
Pentair PLC (United Kingdom)	913	60,751
Textron, Inc.	1,062	50,020
Total Miscellaneous Manufacturing		439,236

Office/Business Equipment — 0.5%
Xerox Corp.	4,528	130,089

Oil & Gas — 5.9%
Cabot Oil & Gas Corp.	3,642	91,341
Chesapeake Energy Corp.*(a)	33,732	167,648
Chevron Corp.	1,373	143,245
Cimarex Energy Co.	1,606	150,980
Concho Resources, Inc.*	129	15,678
ConocoPhillips	350	15,386
Devon Energy Corp.	5,036	161,001

See accompanying Notes to Financial Statements.

59

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Shares	Value
COMMON STOCKS (continued)

Oil & Gas (continued)
EQT Corp.(a)	226	$13,241
Exxon Mobil Corp.	532	42,948
Marathon Petroleum Corp.	2,946	154,164
Newfield Exploration Co.*	4,712	134,104
Occidental Petroleum Corp.	922	55,200
Phillips 66	1,820	150,496
Range Resources Corp.	678	15,709
Tesoro Corp.	1,656	155,002
Valero Energy Corp.	1,738	117,246
Total Oil & Gas		1,583,389

Oil & Gas Services — 0.8%
Baker Hughes, Inc.	279	15,208
Halliburton Co.	2,942	125,653
Schlumberger Ltd.	1,280	84,275
Total Oil & Gas Services		225,136

Packaging & Containers — 0.6%
Ball Corp.	1,668	70,406
Sealed Air Corp.	1,463	65,484
WestRock Co.	338	19,151
Total Packaging & Containers		155,041

Pharmaceuticals — 3.6%
AbbVie, Inc.	1,522	110,360
Allergan PLC	370	89,943
AmerisourceBergen Corp.(a)	526	49,723
Bristol-Myers Squibb Co.	845	47,084
Cardinal Health, Inc.	583	45,427
Eli Lilly & Co.	711	58,515
Express Scripts Holding Co.*	2,250	143,640
Johnson & Johnson	102	13,494
Mallinckrodt PLC*	2,259	101,226
McKesson Corp.	332	54,627
Merck & Co., Inc.	279	17,881
Mylan NV*	3,274	127,097
Perrigo Co. PLC	517	39,044
Pfizer, Inc.	853	28,652
Zoetis, Inc.	443	27,634
Total Pharmaceuticals		954,347

Pipelines — 0.5%
Kinder Morgan, Inc.	789	15,117
ONEOK, Inc.(a)	914	47,674
Williams Cos., Inc. (The)	1,970	59,652
Total Pipelines		122,443
Investments	Shares	Value
COMMON STOCKS (continued)

Real Estate — 0.3%
CBRE Group, Inc., Class A*	2,428	$88,379

REITS — 1.3%
Alexandria Real Estate Equities, Inc.	131	15,782
American Tower Corp.	304	40,225
AvalonBay Communities, Inc.	81	15,566
Boston Properties, Inc.	125	15,377
Crown Castle International Corp.	153	15,327
Equinix, Inc.	35	15,021
Equity Residential	234	15,404
Extra Space Storage, Inc.	193	15,054
Federal Realty Investment Trust	122	15,420
GGP, Inc.	652	15,361
Host Hotels & Resorts, Inc.	826	15,091
Iron Mountain, Inc.	387	13,297
Kimco Realty Corp.	828	15,194
Mid-America Apartment Communities, Inc.	142	14,964
Prologis, Inc.	269	15,774
Public Storage	73	15,223
Regency Centers Corp.	246	15,409
Simon Property Group, Inc.	87	14,073
Ventas, Inc.	220	15,286
Vornado Realty Trust	139	13,052
Weyerhaeuser Co.	462	15,477
Total REITS		341,377

Retail — 8.1%
Advance Auto Parts, Inc.	571	66,573
AutoNation, Inc.*(a)	2,974	125,384
AutoZone, Inc.*	166	94,696
Bed Bath & Beyond, Inc.	2,824	85,850
Best Buy Co., Inc.	1,520	87,142
CarMax, Inc.*(a)	1,201	75,735
Chipotle Mexican Grill, Inc.*(a)	40	16,644
Coach, Inc.	1,004	47,529
Costco Wholesale Corp.	87	13,914
CVS Health Corp.	1,016	81,747
Darden Restaurants, Inc.	369	33,372
Dollar General Corp.	880	63,439
Dollar Tree, Inc.*	1,898	132,708
Foot Locker, Inc.	2,411	118,814
Gap, Inc. (The)	2,892	63,595
Genuine Parts Co.	183	16,975
Home Depot, Inc. (The)	363	55,684

See accompanying Notes to Financial Statements.

60

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Shares	Value
COMMON STOCKS (continued)

Retail (continued)
Kohl’s Corp.	1,623	$62,761
L Brands, Inc.	1,162	62,620
Lowe’s Cos., Inc.	1,364	105,751
Macy’s, Inc.	654	15,199
McDonald's Corp.	93	14,244
Nordstrom, Inc.(a)	277	13,249
O’Reilly Automotive, Inc.*(a)	348	76,122
PVH Corp.	411	47,059
Ross Stores, Inc.	930	53,689
Signet Jewelers Ltd.(a)	1,180	74,623
Staples, Inc.	1,495	15,055
Starbucks Corp.	1,076	62,742
Tiffany & Co.	278	26,096
TJX Cos., Inc. (The)	956	68,995
Tractor Supply Co.	2,267	122,894
Ulta Beauty, Inc.*	215	61,778
Walgreens Boots Alliance, Inc.	890	69,696
Wal-Mart Stores, Inc.	173	13,093
Yum! Brands, Inc.	416	30,684
Total Retail		2,176,151

Savings & Loans — 0.1%
People’s United Financial, Inc.	889	15,700

Semiconductors — 4.8%
Analog Devices, Inc.	822	63,952
Applied Materials, Inc.	3,550	146,650
Broadcom Ltd.	512	119,322
Intel Corp.	1,847	62,318
KLA-Tencor Corp.	1,154	105,602
Lam Research Corp.	997	141,006
Microchip Technology, Inc.	1,733	133,753
Micron Technology, Inc.*	5,408	161,483
NVIDIA Corp.	94	13,589
Qorvo, Inc.*	2,046	129,553
QUALCOMM, Inc.	967	53,398
Skyworks Solutions, Inc.	1,189	114,084
Texas Instruments, Inc.	437	33,618
Xilinx, Inc.	211	13,571
Total Semiconductors		1,291,899

Software — 2.4%
Activision Blizzard, Inc.	1,126	64,824
Adobe Systems, Inc.*	390	55,162
Akamai Technologies, Inc.*	1,252	62,362
Investments	Shares	Value
COMMON STOCKS (continued)

Software (continued)
ANSYS, Inc.*	108	$13,141
CA, Inc.	436	15,029
Cerner Corp.*	616	40,946
Citrix Systems, Inc.*	702	55,865
Electronic Arts, Inc.*	409	43,239
Fidelity National Information Services, Inc.	652	55,681
Fiserv, Inc.*	355	43,431
Intuit, Inc.	369	49,007
Microsoft Corp.	382	26,331
Oracle Corp.	879	44,073
Paychex, Inc.	237	13,495
Red Hat, Inc.*	264	25,278
salesforce.com, Inc.*	234	20,264
Synopsys, Inc.*	177	12,909
Total Software		641,037

Telecommunications — 0.8%
AT&T, Inc.	349	13,168
Cisco Systems, Inc.	1,605	50,236
Juniper Networks, Inc.	4,037	112,552
Level 3 Communications, Inc.*	235	13,935
Motorola Solutions, Inc.	148	12,838
Verizon Communications, Inc.	320	14,291
Total Telecommunications		217,020

Textiles — 0.1%
Mohawk Industries, Inc.*	115	27,794

Toys/Games/Hobbies — 0.4%
Hasbro, Inc.	342	38,137
Mattel, Inc.	2,893	62,286
Total Toys/Games/Hobbies		100,423

Transportation — 1.7%
C.H. Robinson Worldwide, Inc.	231	15,865
CSX Corp.	846	46,158
Expeditors International of Washington, Inc.	736	41,569
FedEx Corp.	479	104,101
JB Hunt Transport Services, Inc.	648	59,214
Kansas City Southern	526	55,046
Norfolk Southern Corp.	443	53,913
Union Pacific Corp.	485	52,821
United Parcel Service, Inc., Class B	338	37,380
Total Transportation		466,067

See accompanying Notes to Financial Statements.

61

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Shares/ Principal	Value
COMMON STOCKS (continued)

Water — 0.0%**
American Water Works Co., Inc.	167	$13,018

Total Common Stocks
(Cost $23,215,872)		26,094,520
MONEY MARKET FUND — 2.6%
BlackRock Liquidity Funds FedFund Portfolio, 0.86%(c)
(Cost $693,049)	693,049	693,049

REPURCHASE AGREEMENTS — 2.6%(d)
BNP Paribas Securities Corp., dated 06/30/17, due 07/03/17, 1.10%, total to be received $29,667, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/28/17 – 09/09/49, totaling $30,150)	$29,664	29,664
Daiwa Capital Markets America, dated 06/30/17, due 07/03/17, 1.15%, total to be received $250,024, (collateralized by various U.S. Government Agency Obligations, 0.00% – 6.50%, 07/13/17 – 12/01/51, totaling $254,301)	250,000	250,000
HSBC Securities USA, Inc., dated 06/30/17, due 07/03/17, 1.06%, total to be received $36,111, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.25%, 07/15/17 – 01/15/37, totaling $36,780)	36,108	36,108
Nomura Securities International, Inc., dated 06/30/17, due 07/03/17, 1.13%, total to be received $250,024, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.50%, 07/10/17 – 06/20/67, totaling $254,297)	250,000	250,000

Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
RBC Dominion Securities, Inc., dated 06/30/17, due 07/03/17, 1.08%, total to be received $139,274, (collateralized by various U.S. Government Agency Obligations, 1.38% – 7.00%, 02/19/19 – 06/01/47, totaling $141,612)	$139,261	$139,261
Total Repurchase Agreements
(Cost $705,033)		705,033

Total Investments — 102.8%
(Cost $24,613,954)		27,492,602
Liabilities in Excess of Other Assets — (2.8%)		(756,222)
Net Assets — 100.0%		$26,736,380

CVR — Contingent Value Rights

PLC — Public Limited Company

REITS — Real Estate Investments Trusts

*	Non-income producing security.
**	Less than 0.05%.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,093,300; the aggregate market value of the collateral held by the fund is $1,133,192. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $428,159.
(b)	Security fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees.
(c)	Rate shown reflects the 7-day yield as of June 30, 2017.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Advertising	0.5%
Aerospace/Defense	1.7
Agriculture	0.8
Airlines	1.4
Apparel	1.1
Auto Manufacturers	1.4

See accompanying Notes to Financial Statements.

62

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2017

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of
Net Assets
Auto Parts & Equipment	1.3%
Banks	6.1
Beverages	1.2
Biotechnology	1.4
Building Materials	1.4
Chemicals	1.6
Commercial Services	3.3
Computers	2.9
Cosmetics/Personal Care	0.3
Distribution/Wholesale	0.7
Diversified Financial Services	6.7
Electric	1.4
Electrical Components & Equipment	0.6
Electronics	1.2
Engineering & Construction	0.4
Environmental Control	0.3
Food	1.8
Forest Products & Paper	0.3
Gas	0.1
Hand/Machine Tools	0.4
Healthcare – Products	2.3
Healthcare – Services	2.6
Holding Companies – Diversified	0.3
Home Builders	1.4
Home Furnishings	0.7
Household Products/Wares	0.3
Housewares	0.3
Insurance	6.3
Internet	2.3
Iron/Steel	0.5
Leisure Time	1.3
Lodging	0.5
Machinery – Construction & Mining	0.1
Machinery – Diversified	1.0
Media	3.3
Mining	0.6
Miscellaneous Manufacturing	1.6
Office/Business Equipment	0.5
Oil & Gas	5.9
Oil & Gas Services	0.8
Packaging & Containers	0.6
Pharmaceuticals	3.6

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of
Net Assets
Pipelines	0.5%
Real Estate	0.3
REITS	1.3
Retail	8.1
Savings & Loans	0.1
Semiconductors	4.8
Software	2.4
Telecommunications	0.8
Textiles	0.1
Toys/Games/Hobbies	0.4
Transportation	1.7
Water	0.0 **
Money Market Fund	2.6
Repurchase Agreements	2.6
Total Investments	102.8
Liabilities in Excess of Other Assets	(2.8)
Net Assets	100.0%

**	Less than 0.05%.

See accompanying Notes to Financial Statements.

63

ADVISORSHARES MADRONA GLOBAL BOND ETF
Schedule of Investments

June 30, 2017

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 98.7%

Asset Allocation Fund — 10.1%
SPDR Bloomberg Barclays Convertible Securities ETF	35,535	$1,763,247

Debt Fund — 88.6%
AdvisorShares Peritus High Yield ETF†	61,998	2,226,968
iShares iBoxx $ Investment Grade Corporate Bond ETF	18,851	2,271,734
PowerShares Emerging Markets Sovereign Debt Portfolio	35,242	1,031,533
PowerShares Financial Preferred Portfolio	105,129	2,007,964
PowerShares Fundamental Investment Grade Corporate Bond Portfolio(a)	26,877	688,320
PowerShares International Corporate Bond Portfolio(a)	20,574	540,479
PowerShares National AMT-Free Municipal Bond Portfolio(a)	20,458	520,451
PowerShares Senior Loan Portfolio	58,287	1,348,761
PowerShares Taxable Municipal Portfolio(a)	23,510	704,360
PowerShares Variable Rate Preferred Portfolio	20,229	529,191
SPDR Bloomberg Barclays High Yield Bond ETF	13,873	516,076
Vanguard Intermediate-Term Government Bond ETF(a)	7,950	513,967
Vanguard Long-Term Government Bond ETF(a)	4,620	356,110
Vanguard Mortgage-Backed Securities ETF(a)	22,712	1,196,014
WisdomTree Emerging Markets Corporate Bond Fund	14,313	1,027,101
Total Debt Fund		15,479,029

Total Exchange Traded Funds
(Cost $16,998,360)		17,242,276

MONEY MARKET FUND — 1.6%
BlackRock Liquidity Funds FedFund Portfolio, 0.86%(b)
(Cost $279,053)	279,053	279,053
Investments	Principal	Value
REPURCHASE AGREEMENTS — 3.5%(c)
BNP Paribas Securities Corp., dated 06/30/17, due 07/03/17, 1.11%, total to be received $25,911, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/28/17 – 09/09/49, totaling $26,333)	$25,909	$25,909
Daiwa Capital Markets America, dated 06/30/17, due 07/03/17, 1.15%, total to be received $250,024, (collateralized by various U.S. Government Agency Obligations, 0.00% – 6.50%, 07/13/17 – 12/01/51, totaling $254,301)	250,000	250,000
HSBC Securities USA, Inc., dated 06/30/17, due 07/03/17, 1.06%, total to be received $31,541, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.25%, 07/15/17 – 01/15/37, totaling $32,125)	31,538	31,538
Nomura Securities International, Inc., dated 06/30/17, due 07/03/17, 1.13%, total to be received $250,024, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.50%, 07/10/17 – 06/20/67, totaling $254,297)	250,000	250,000

See accompanying Notes to Financial Statements.

64

ADVISORSHARES MADRONA GLOBAL BOND ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
RBC Dominion Securities, Inc., dated 06/30/17, due 07/03/17, 1.08%, total to be received $58,359, (collateralized by various U.S. Government Agency Obligations, 1.38% – 7.00%, 02/19/19 – 06/01/47, totaling $59,339)	$58,354	$58,354
Total Repurchase Agreements
(Cost $615,801)		615,801

Total Investments — 103.8%
(Cost $17,893,214)		18,137,130
Liabilities in Excess of Other Assets — (3.8%)		(670,918)
Net Assets — 100.0%		$17,466,212

ETF — Exchange Traded Fund

†	Affiliated Company.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $601,095; the aggregate market value of the collateral held by the fund is $615,801.
(b)	Rate shown reflects the 7-day yield as of June 30, 2017.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Asset Allocation Fund	10.1%
Debt Fund	88.6
Money Market Fund	1.6
Repurchase Agreements	3.5
Total Investments	103.8
Liabilities in Excess of Other Assets	(3.8)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

65

ADVISORSHARES MADRONA INTERNATIONAL ETF
Schedule of Investments

June 30, 2017

Investments	Shares	Value
COMMON STOCKS — 95.6%

ARGENTINA — 2.9%
Empresa Distribuidora Y Comercializadora Norte*(a)	2,925	$93,308
Grupo Financiero Galicia SA(a)	763	32,534
Grupo Supervielle SA(a)	4,875	88,140
Pampa Energia SA*(a)	1,276	75,093
Telecom Argentina SA(a)	1,172	29,698
Total Argentina		318,773

BELGIUM — 2.4%
Anheuser-Busch InBev SA/NV(a)	2,380	262,657

BRAZIL — 6.1%
Banco Bradesco SA(a)	8,455	71,867
Banco Santander Brasil SA(a)	6,483	48,817
Cia Brasileira de Distribuicao Grupo Pao de Acucar*(a)	4,132	80,781
Cia de Saneamento Basico do Estado de Sao Paulo(a)	9,659	91,954
Embraer SA(a)	3,615	65,901
Fibria Celulose SA(a)	7,475	75,946
Itau Unibanco Holding SA(a)	4,709	52,034
Telefonica Brasil SA(a)	4,094	55,228
TIM Participacoes SA(a)	2,217	32,812
Vale SA(a)	10,198	89,233
Total Brazil		664,573

CANADA — 4.2%
Canadian Solar, Inc.*(b)	7,743	123,269
CGI Group, Inc., Class A*	929	47,444
Gildan Activewear, Inc.	751	23,078
Magna International, Inc.	2,389	110,682
Manulife Financial Corp.	4,668	87,572
Wheaton Precious Metals Corp.	3,533	70,271
Total Canada		462,316

CHILE — 1.0%
Enel Generacion Chile SA(a)	1,167	26,421
Latam Airlines Group SA(a)(b)	6,165	68,247
Sociedad Quimica y Minera de Chile SA(a)	427	14,099
Total Chile		108,767

CHINA — 14.2%
51job, Inc.*(a)	346	15,477
AirMedia Group, Inc.*(a)(b)	39,171	83,826
Alibaba Group Holding Ltd.*(a)(b)	2,075	292,367
Autohome, Inc.*(a)	411	18,643
Investments	Shares	Value
COMMON STOCKS (continued)

CHINA (continued)
Baidu, Inc.*(a)	217	$38,813
Baozun, Inc.*(a)(b)	509	11,285
Bitauto Holdings Ltd.*(a)(b)	1,524	43,815
Cheetah Mobile, Inc.*(a)(b)	3,725	40,155
Daqo New Energy Corp.*(a)	3,177	65,954
Fang Holdings Ltd.*(a)	21,647	80,310
Fanhua, Inc.(a)(b)	5,564	47,628
Huaneng Power International, Inc.(a)(b)	1,245	34,599
iKang Healthcare Group, Inc.*(a)(b)	6,348	77,890
Jumei International Holding Ltd.*(a)	36,213	77,134
Momo, Inc.*(a)	1,214	44,869
NetEase, Inc.(a)	116	34,873
New Oriental Education & Technology Group, Inc.*(a)	345	24,319
Noah Holdings Ltd.*(a)(b)	2,002	57,357
NQ Mobile, Inc., Class A*(a)(b)	20,755	70,567
Semiconductor Manufacturing International Corp.*(a)(b)	7,455	42,493
TAL Education Group(a)	103	12,598
Tarena International, Inc.(a)	4,402	78,840
Vipshop Holdings Ltd.*(a)	5,591	58,985
Weibo Corp.*(a)(b)	242	16,086
Xinyuan Real Estate Co., Ltd.(a)	12,259	63,502
Yirendai Ltd.*(a)	2,495	62,375
YY, Inc.*(a)	1,002	58,146
Total China		1,552,906

COLOMBIA — 0.8%
Ecopetrol SA(a)(b)	9,774	88,846

FINLAND — 1.0%
Nokia OYJ(a)	17,281	106,451

FRANCE — 5.0%
Criteo SA*(a)(b)	7,864	385,729
Sanofi(a)	3,297	157,959
Total France		543,688

GERMANY — 1.2%
SAP SE(a)	1,267	132,617

INDIA — 0.9%
HDFC Bank Ltd.(a)	525	45,659
Infosys Ltd.(a)(b)	1,464	21,989

See accompanying Notes to Financial Statements.

66

ADVISORSHARES MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Shares	Value
COMMON STOCKS (continued)

INDIA (continued)
WNS Holdings Ltd.*(a)	890	$30,581
Total India		98,229

IRELAND — 1.8%
Trinity Biotech PLC*(a)(b)	31,973	191,838

ISRAEL — 0.7%
Nice Ltd.(a)	1,018	80,137

LUXEMBOURG — 4.7%
Ternium SA(a)	18,322	514,665

MEXICO — 1.5%
America Movil SAB de CV, Class L(a)	3,828	60,942
Cemex SAB de CV*(a)	8,157	76,839
Grupo Televisa SAB(a)	981	23,907
Total Mexico		161,688

NETHERLANDS — 18.5%
Aegon NV(b) (c)	100,604	514,086
Royal Dutch Shell PLC, Class A(a)	9,708	516,368
Royal Dutch Shell PLC, Class B(a)	8,925	485,788
VEON Ltd.(a)	126,904	496,195
Total Netherlands		2,012,437

NORWAY — 3.2%
Statoil ASA(a)	21,209	350,585

PERU — 0.7%
Cia de Minas Buenaventura SAA(a)	7,184	82,616

RUSSIA — 0.6%
Mobile TeleSystems PJSC(a)	5,045	42,277
QIWI PLC(a)	825	20,361
Total Russia		62,638

SOUTH AFRICA — 0.5%
MiX Telematics Ltd.(a)	7,122	56,121

SOUTH KOREA — 0.2%
Hanwha Q CELLS Co. Ltd.*(a)(b)	3,080	22,022
Investments	Shares/Principal	Value
COMMON STOCKS (continued)

SPAIN — 2.2%
Grifols SA(a)	11,201	$236,677

SWITZERLAND — 4.2%
STMicroelectronics NV(c)	31,526	453,344

TAIWAN — 6.2%
AU Optronics Corp.(a)(b)	20,127	91,779
Silicon Motion Technology Corp.(a)(b)	8,102	390,760
Siliconware Precision Industries Co., Ltd.*(a)	6,800	54,196
Taiwan Semiconductor Manufacturing Co., Ltd.(a)	967	33,806
United Microelectronics Corp.(a)(b)	45,230	110,361
Total Taiwan		680,902

UNITED KINGDOM — 6.4%
AstraZeneca PLC(a)(b)	1,560	53,180
BP PLC(a)(b)	12,371	428,655
GlaxoSmithKline PLC(a)(b)	4,939	212,970
Total United Kingdom		694,805

UNITED STATES — 4.5%
IMAX Corp.*(b)	2,510	55,220
Mitel Networks Corp.*	13,116	96,403
Shire PLC(a)	1,872	309,385
Tucows, Inc., Class A*(b)	626	33,491
Total United States		494,499
Total Common Stocks
(Cost $9,798,713)		10,434,797

MONEY MARKET FUND — 0.6%
BlackRock Liquidity Funds FedFund Portfolio, 0.86%(d)
(Cost $60,010)	60,010	60,010

REPURCHASE AGREEMENTS — 17.6%(e)
BNP Paribas Securities Corp., dated 06/30/17, due 07/03/17, 1.11%, total to be received $80,594, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/28/17 – 09/09/49, totaling $81,906)	$80,587	80,587

See accompanying Notes to Financial Statements.

67

ADVISORSHARES MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Citigroup Global Markets, Inc., dated 06/30/17, due 07/03/17, 1.10%, total to be received $399,263, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.75%, 07/27/17 – 07/01/47, totaling $405,932)	$399,226	$399,226
Daiwa Capital Markets America, dated 06/30/17, due 07/03/17, 1.15%, total to be received $445,854, (collateralized by various U.S. Government Agency Obligations, 0.00% – 6.50%, 07/13/17 – 12/01/51, totaling $453,481)	445,811	445,811
HSBC Securities USA, Inc., dated 06/30/17, due 07/03/17, 1.06%, total to be received $98,102, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.25%, 07/15/17 – 01/15/37, totaling $99,919)	98,093	98,093
Nomura Securities International, Inc., dated 06/30/17, due 07/03/17, 1.13%, total to be received $445,853, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.50%, 07/10/17 – 06/20/67, totaling $453,473)	445,811	445,811
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
RBC Dominion Securities, Inc., dated 06/30/17, due 07/03/17, 1.08%, total to be received $445,851, (collateralized by various U.S. Government Agency Obligations, 1.38% – 7.00%, 02/19/19 – 06/01/47, totaling $453,336)	$445,811	$445,811
Total Repurchase Agreements
(Cost $1,915,339)		1,915,339

Total Investments — 113.8%
(Cost $11,774,062)		12,410,146
Liabilities in Excess of Other Assets — (13.8%)		(1,508,054)
Net Assets — 100.0%		$10,902,092

PLC — Public Limited Company

*	Non-income producing security.
(a)	American Depositary Receipt.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $2,126,494; the aggregate market value of the collateral held by the fund is $2,216,719. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $301,380.
(c)	Registered Shares.
(d)	Rate shown reflects the 7-day yield as of June 30, 2017.
(e)	Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Advertising	0.8%
Aerospace/Defense	0.6
Airlines	0.6
Apparel	0.2
Auto Parts & Equipment	1.0
Banks	3.1
Beverages	2.4
Building Materials	0.7

See accompanying Notes to Financial Statements.

68

ADVISORSHARES MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2017

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of
Net Assets
Chemicals	0.7%
Commercial Services	1.3
Computers	0.9
Diversified Financial Services	0.5
Electric	2.1
Electronics	0.8
Energy – Alternate Sources	1.3
Entertainment	0.5
Food	0.7
Forest Products & Paper	0.7
Healthcare – Products	1.8
Healthcare – Services	0.7
Insurance	6.0
Internet	10.2
Iron/Steel	5.5
Media	0.2
Mining	1.4
Oil & Gas	17.2
Pharmaceuticals	8.9
Real Estate	0.6
Retail	0.7
Semiconductors	10.0
Software	4.4
Telecommunications	8.3
Water	0.8
Money Market Fund	0.6
Repurchase Agreements	17.6
Total Investments	113.8
Liabilities in Excess of Other Assets	(13.8)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

69

ADVISORSHARES MEIDELL TACTICAL ADVANTAGE ETF
Schedule of Investments

June 30, 2017

Investments	Shares/Principal	Value
EXCHANGE TRADED FUNDS — 96.5%

Equity Fund — 96.5%
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF(a)	62,093	$1,356,111
iShares Core S&P Mid-Cap ETF	11,218	1,951,371
iShares Core S&P Small-Cap ETF	28,063	1,967,497
iShares Nasdaq Biotechnology ETF	2,111	654,579
iShares S&P 500 Value ETF	18,655	1,958,029
iShares S&P Mid-Cap 400 Value ETF	13,250	1,968,288
iShares S&P Small-Cap 600 Growth ETF	8,435	1,315,438
iShares S&P Small-Cap 600 Value ETF(a)	9,372	1,310,393
iShares US Financials ETF	6,097	655,549
Total Exchange Traded Funds
(Cost $13,036,082)		13,137,255

MONEY MARKET FUND — 4.3%
Dreyfus Institutional Treasury and Agency Cash Advantage Fund, 0.93%(b) (Cost $580,529)	580,529	580,529

REPURCHASE AGREEMENTS — 13.5%(c)
BNP Paribas Securities Corp., dated 06/30/17, due 07/03/17, 1.11%, total to be received $77,346, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/28/17 – 09/09/49, totaling $78,605)	$77,339	77,339
Citigroup Global Markets, Inc., dated 06/30/17, due 07/03/17, 1.10%, total to be received $383,177, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.75%, 07/27/17 – 07/01/47, totaling $389,578)	383,142	383,142
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Daiwa Capital Markets America, dated 06/30/17, due 07/03/17, 1.15%, total to be received $427,877, (collateralized by various U.S. Government Agency Obligations, 0.00% – 6.50%, 07/13/17 – 12/01/51, totaling $435,196)	$427,836	$427,836
HSBC Securities USA, Inc., dated 06/30/17, due 07/03/17, 1.06%, total to be received $94,147, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.25%, 07/15/17 – 01/15/37, totaling $95,891)	94,139	94,139
Nomura Securities International, Inc., dated 06/30/17, due 07/03/17, 1.13%, total to be received $427,876, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.50%, 07/10/17 – 06/20/67, totaling $435,189)	427,836	427,836
RBC Dominion Securities, Inc., dated 06/30/17, due 07/03/17, 1.08%, total to be received $427,875, (collateralized by various U.S. Government Agency Obligations, 1.38% – 7.00%, 02/19/19 – 06/01/47, totaling $435,058)	427,836	427,836
Total Repurchase Agreements
(Cost $1,838,128)		1,838,128

Total Investments — 114.3%
(Cost $15,454,739)		15,555,912
Liabilities in Excess of Other Assets — (14.3%)		(1,942,621)
Net Assets — 100.0%		$13,613,291

ETF — Exchange Traded Fund

See accompanying Notes to Financial Statements.

70

ADVISORSHARES MEIDELL TACTICAL ADVANTAGE ETF
Schedule of Investments (continued)

June 30, 2017

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,798,832; the aggregate market value of the collateral held by the fund is $1,838,128.
(b)	Rate shown reflects the 7-day yield as of June 30, 2017.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Equity Fund	96.5%
Money Market Fund	4.3
Repurchase Agreements	13.5
Total Investments	114.3
Liabilities in Excess of Other Assets	(14.3)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

71

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments

June 30, 2017

Investments	Principal	Value
MORTGAGE BACKED SECURITIES — 27.2%

Commercial Mortgage Backed Securities — 7.8%
Aventura Mall Trust, Class A, Series 2013-AVM, 3.74%, 12/05/32@‡	$1,015,000	$1,066,133
Aventura Mall Trust, Class C, Series 2013-AVM, 3.74%, 12/05/32@‡	250,000	258,196
Banc of America Commercial Mortgage Trust, Class AM, Series 2007-4, 5.89%, 02/10/51@	155,829	155,883
Bayview Commercial Asset Trust, Class A2, Series 2006-2A, 1.50%, 07/25/36@‡	222,133	211,086
Bayview Commercial Asset Trust, Class A3, Series 2008-1, 2.72%, 01/25/38@‡	110,079	109,018
Bear Stearns Commercial Mortgage Securities Trust, Class AM, Series 2007-PW17, 5.92%, 06/11/50@	990,000	992,132
Bear Stearns Commercial Mortgage Securities Trust, Class A4, Series 2007-PW18, 5.70%, 06/11/50	685,508	688,849
Bear Stearns Commercial Mortgage Securities Trust, Class A4, Series 2007-PW17, 5.69%, 06/11/50@	193,336	194,316
Citigroup Commercial Mortgage Trust, Class A, Series 2016-SMPL, 2.23%, 09/10/31‡	470,000	465,049
Citigroup Commercial Mortgage Trust, Class AM, Series 2008-C7, 6.39%, 12/10/49@	530,000	538,613
Citigroup Commercial Mortgage Trust, Class A1A, Series 2007-C6, 5.87%, 12/10/49@	15,725	15,715
CLNS Trust, Class B, Series 2017-IKPR, 2.00%, 06/11/32@‡	775,000	776,575
Cold Storage Trust, Class A, Series 2017-ICE3, 2.16%, 04/15/36@‡	775,000	777,561
Colony Multifamily Mortgage Trust, Class A, Series 2014-1, 2.54%, 04/20/50‡	297,065	296,048
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Commercial Mortgage Backed Securities (continued)
Commercial Mortgage Lease-Backed Certificates, Class A3, Series 2001-CMLB, 7.47%, 06/20/31@‡	$460,000	$515,455
Commercial Mortgage Trust, Class AM, Series 2007-GG11, 5.87%, 12/10/49@	1,532,000	1,538,039
Credit Suisse Commercial Mortgage Trust, Class A, Series 2016-BDWN, 4.06%, 02/15/29@‡	600,000	603,000
GAHR Commercial Mortgage Trust, Class CFX, Series 2015-NRF, 3.49%, 12/15/34@‡	200,000	203,750
GS Mortgage Securities Corp. Trust, Class A, Series 2012-ALOH, 3.55%, 04/10/34‡	1,158,000	1,215,722
Hilton USA Trust, Class B, Series 2016-SFP, 3.32%, 11/05/35‡	535,000	537,401
Hospitality Mortgage Trust, Class B, Series 2017-HIT, 2.27%, 05/08/30@‡	750,000	751,898
JPMBB Commercial Mortgage Securities Trust, Class A4, Series 2014-C22, 3.80%, 09/15/47	809,000	848,384
JPMorgan Chase Commercial Mortgage Securities Trust, Class B, Series 2015-SGP, 3.91%, 07/15/36@‡	535,000	539,296
JPMorgan Chase Commercial Mortgage Securities Trust, Class AM, Series 2006-LDP7, 6.14%, 04/17/45@	26,439	26,472
JPMorgan Chase Commercial Mortgage Securities Trust, Class A3, Series 2011-C4, 4.11%, 07/15/46‡	757,950	771,068
JPMorgan Chase Commercial Mortgage Securities Trust, Class AM, Series 2006-LDP9, 5.37%, 05/15/47	588,195	587,764
JPMorgan Chase Commercial Mortgage Securities Trust, Class AM, Series 2007-LDPX, 5.46%, 01/15/49@	236,390	236,222

See accompanying Notes to Financial Statements.

72

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Commercial Mortgage Backed Securities (continued)
LB-UBS Commercial Mortgage Trust, Class A3, Series 2007-C7, 5.87%, 09/15/45@	$424,400	$427,092
Morgan Stanley Capital Barclays Bank Trust, Class A, Series 2016-MART, 2.20%, 09/13/31‡	1,140,000	1,128,717
Morgan Stanley Capital I Trust, Class A4, Series 2008-T29, 6.50%, 01/11/43@	134,881	136,842
Morgan Stanley Capital I Trust, Class AM, Series 2008-T29, 6.50%, 01/11/43@	860,000	879,328
Morgan Stanley Capital I Trust, Class A4, Series 2007-IQ16, 5.81%, 12/12/49	238,574	239,278
Motel 6 Trust, Class B, Series 2015-MTL6, 3.30%, 02/05/30‡	385,000	384,704
Motel 6 Trust, Class D, Series 2015-MTL6, 4.53%, 02/05/30‡	650,000	650,860
SBA Tower Trust, 3.17%, 04/11/22‡	780,000	784,183
Velocity Commercial Capital Loan Trust, Class AFX, Series 2017-1, 3.00%, 05/25/47@‡	255,105	257,462
VSD, 3.60%, 12/25/43	277,214	277,416
Total Commercial Mortgage Backed Securities		20,085,527

Residential Mortgage Backed Securities — 19.2%
Agate Bay Mortgage Trust, Class A1, Series 2013-1, 3.50%, 07/25/43@‡	1,430,808	1,450,013
Alternative Loan Trust, Class 1A1, Series 2004-22CB, 6.00%, 10/25/34	123,778	128,098
AMSR Trust, Class C, Series 2016-SFR1, 3.46%, 11/17/33@‡	332,500	339,051
AMSR Trust, Class A, Series 2016-SFR1, 2.61%, 11/17/33@‡	332,500	334,942
Asset Backed Funding Certificates Trust, Class A6, Series 2005-AQ1, 4.78%, 01/25/35	130,874	134,554
Banc of America Funding Trust, Class 5A1, Series 2004-A, 3.50%, 07/20/34@	167,299	167,027
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
Banc of America Funding Trust, Class 1A1, Series 2005-1, 5.50%, 02/25/35	$182,774	$183,338
Bayview Financial Acquisition Trust, Class 1A2, Series 2007-A, 6.21%, 05/28/37	333,530	348,609
Bayview Opportunity Master Fund IIIb Trust, Class A1, Series 2017-RN2, 3.47%, 04/28/32@‡	292,207	292,633
Bayview Opportunity Master Fund IVa Trust, Class A1, Series 2017-RT1, 3.00%, 03/28/57@‡	422,387	428,534
Bayview Opportunity Master Fund IVb Trust, Class A, Series 2017-SPL4, 3.50%, 01/28/55@‡	151,847	155,728
Bear Stearns ALT-A Trust, Class 3A1, Series 2004-5, 3.49%, 06/25/34@	421,636	426,237
Bear Stearns ARM Trust, Class 21A1, Series 2004-1, 3.30%, 04/25/34@	428,419	429,369
Bear Stearns ARM Trust, Class 22A1, Series 2004-9, 3.62%, 11/25/34@	727,766	734,799
Bear Stearns ARM Trust, Class 21A1, Series 2004-10, 3.49%, 01/25/35@	881,296	893,211
Bear Stearns ARM Trust, Class 15A1, Series 2004-10, 3.43%, 01/25/35@	594,896	612,608
Centex Home Equity Loan Trust, Class AF5, Series 2004-D, 5.85%, 09/25/34	392,873	404,100
Chase Mortgage Trust, Class M2, Series 2016-1, 3.75%, 04/25/45@‡	492,697	501,156
Chase Mortgage Trust, Class M2, Series 2016-2, 3.75%, 12/25/45@‡	753,418	766,284
Citicorp Residential Mortgage Trust, Class A4, Series 2006-1, 5.42%, 07/25/36	116,886	117,913

See accompanying Notes to Financial Statements.

73

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
Citigroup Mortgage Loan Trust, Inc., Class A3, Series 2004-UST1, 3.09%, 08/25/34@	$212,658	$213,678
Citigroup Mortgage Loan Trust, Inc., Class A, Series 2014-A, 4.00%, 01/25/35@‡	578,871	605,987
Citigroup Mortgage Loan Trust, Inc., Class A1, Series 2015-PS1, 3.75%, 09/25/42@‡	357,176	367,266
Citigroup Mortgage Loan Trust, Inc., Class A1, Series 2015-A, 3.50%, 06/25/58@‡	800,932	819,598
Colony American Finance Ltd., Class A, Series 2015-1, 2.90%, 10/15/47‡	400,550	401,157
Colony Starwood Homes Trust, Class C, Series 2016-2A, 3.36%, 12/17/33@‡	665,000	665,952
COLT Mortgage Loan Trust, Class A1, Series 2016-1, 3.00%, 05/25/46‡	467,692	473,733
COLT Mortgage Loan Trust, Class A1, Series 2016-2, 2.75%, 09/25/46@‡	575,825	582,964
COLT Mortgage Loan Trust, Class A1, Series 2016-3, 2.80%, 12/26/46@‡	166,535	167,050
COLT Mortgage Loan Trust, Class A3, Series 2017-1, 3.07%, 05/27/47@‡	530,901	534,917
Countrywide Asset-Backed Certificates, Class A3, Series 2004-S1, 5.12%, 02/25/35	364,142	369,369
Credit Suisse Commercial Mortgage Trust, Class A16, Series 2013-HYB1, 3.00%, 04/25/43@‡	652,646	659,284
Credit Suisse Commercial Mortgage Trust, Class A2, Series 2014-IVR2, 3.84%, 04/25/44@‡	587,766	609,436
Credit Suisse Commercial Mortgage Trust, Class A1, Series 2017-FHA1, 3.25%, 04/25/47@‡(b)	618,267	625,635
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
Credit Suisse First Boston Mortgage Securities Corp., Class 6A1, Series 2004-8, 4.50%, 12/25/19	$108,711	$108,751
Credit Suisse First Boston Mortgage Securities Corp., Class 5A1, Series 2003-AR30, 3.28%, 01/25/34@	212,979	217,382
Credit Suisse First Boston Mortgage Securities Corp., Class 6A1, Series 2004-AR8, 3.13%, 09/25/34@	123,870	125,113
Deephaven Residential Mortgage Trust, Class A1, Series 2017-1A, 2.73%, 12/26/46@‡	593,628	594,926
Deephaven Residential Mortgage Trust, Class A1, Series 2017-2A, 2.45%, 06/25/47@‡	265,000	264,851
Federal Home Loan Mortgage Corporation, Class M2, Series 2016-DNA2, 3.42%, 10/25/28@	500,000	510,412
Galton Funding Mortgage Trust, Class A21, Series 2017-1, 3.50%, 07/25/56@‡	936,357	948,555
GMACM Mortgage Loan Trust, Class 12A, Series 2004-AR1, 3.93%, 06/25/34@	278,271	281,268
GSAA Trust, Class AF4, Series 2005-1, 5.62%, 11/25/34	103,384	106,043
GSR Mortgage Loan Trust, Class 1A6, Series 2003-3F, 6.00%, 04/25/33	371,355	378,296
GSR Mortgage Loan Trust, Class 3A1, Series 2004-7, 3.22%, 06/25/34@	463,161	457,963
Home Equity Loan Trust, Class AIIB, Series 2003-HS2, 1.47%, 06/25/28@	137,541	136,324
Jefferies Resecuritization Trust, Class 1A1, Series 2014-R1, 4.00%, 12/27/37‡	182,471	182,724
JPMorgan Mortgage Trust, Class 2A2, Series 2014-2, 3.50%, 06/25/29@‡	157,215	160,024

See accompanying Notes to Financial Statements.

74

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
JPMorgan Mortgage Trust, Class 1A1, Series 2004-A3, 3.39%, 07/25/34@	$232,844	$231,906
JPMorgan Mortgage Trust, Class 4A1, Series 2006-A2, 3.56%, 08/25/34@	207,586	209,560
JPMorgan Mortgage Trust, Class 2A1, Series 2004-A4, 3.24%, 09/25/34@	108,112	110,178
JPMorgan Mortgage Trust, Class 4A1, Series 2005-A2, 3.10%, 04/25/35@	602,576	597,210
JPMorgan Mortgage Trust, Class 1A1, Series 2014-1, 4.00%, 01/25/44@‡	248,160	257,446
JPMorgan Mortgage Trust, Class 1A4, Series 2015-4, 3.50%, 06/25/45@‡	907,915	923,294
JPMorgan Mortgage Trust, Class A3, Series 2016-1, 3.50%, 05/25/46@‡	1,181,318	1,201,327
JPMorgan Mortgage Trust, Class A1, Series 2016-5, 2.61%, 12/25/46@‡	1,797,892	1,798,650
JPMorgan Trust, Class AM1, Series 2015-1, 2.63%, 12/25/44@‡	523,563	526,244
JPMorgan Trust, Class A2, Series 2015-5, 2.87%, 05/25/45@‡	834,264	838,774
MASTR Alternative Loan Trust, Class 6A1, Series 2004-4, 5.50%, 04/25/34	312,141	324,840
MASTR Alternative Loan Trust, Class 2A1, Series 2005-2, 6.00%, 01/25/35	188,861	195,763
MASTR Asset Securitization Trust, Class 1A1, Series 2005-1, 5.00%, 05/25/20	163,953	165,872
Mastr Specialized Loan Trust, Class A2, Series 2005-3, 5.70%, 11/25/35‡	269,597	279,004
Merrill Lynch Mortgage Investors Trust, Class A1, Series 2004-A4, 3.09%, 08/25/34@	663,775	676,851
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
Mill City Mortgage Loan Trust, Class A1, Series 2016-1, 2.50%, 04/25/57@‡	$622,593	$625,346
Mill City Mortgage Loan Trust, Class A1, Series 2017-1, 2.75%, 11/25/58@‡	367,866	371,740
Morgan Stanley Residential Mortgage Loan Trust, Class A1, Series 2014-1A, 2.97%, 06/25/44@‡	486,673	493,491
National City Mortgage Capital Trust, Class 2A1, Series 2008-1, 6.00%, 03/25/38	182,296	190,502
New Residential Mortgage Loan Trust, Class A1, Series 2016-2A, 3.75%, 11/26/35@‡	501,926	520,050
New Residential Mortgage Loan Trust, Class A, Series 2014-1A, 3.75%, 01/25/54@‡	1,113,521	1,149,656
New Residential Mortgage Loan Trust, Class A3, Series 2014-2A, 3.75%, 05/25/54@‡	219,525	224,928
New Residential Mortgage Loan Trust, Class AFX3, Series 2014-3A, 3.75%, 11/25/54@‡	1,250,963	1,270,291
New Residential Mortgage Loan Trust, Class A1, Series 2015-2A, 3.75%, 08/25/55@‡	953,797	989,097
New Residential Mortgage Loan Trust, Class A1, Series 2016-1A, 3.75%, 03/25/56@‡	269,712	277,682
New Residential Mortgage Loan Trust, Class A1, Series 2016-3A, 3.75%, 09/25/56@‡	806,376	834,724
New Residential Mortgage Loan Trust, Class A1, Series 2016-4A, 3.75%, 11/25/56@‡	221,541	229,354
New Residential Mortgage Loan Trust, Class A3, Series 2017-2A, 4.00%, 03/25/57@‡	405,351	424,652
NovaStar Mortgage Funding Trust, Class M5, Series 2004-4, 2.94%, 03/25/35@	1,205,000	1,199,021

See accompanying Notes to Financial Statements.

75

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
Pretium Mortgage Credit Partners I LLC, Class A1, Series 2017-NPL3, 3.25%, 06/29/32‡	$500,000	$503,750
Pretium Mortgage Credit Partners I LLC, Class A1, Series 2017-NPL2, 3.25%, 03/28/57‡	459,641	461,516
RASC Series Trust, Class AI6, Series 2004-KS2, 4.30%, 03/25/34@	46,258	46,805
Sequoia Mortgage Trust, Class A9, Series 2014-3, 3.75%, 10/25/44@‡	476,516	485,330
Structured Adjustable Rate Mortgage Loan Trust, Class 6A, Series 2004-1, 3.42%, 02/25/34@	305,106	299,757
Structured Adjustable Rate Mortgage Loan Trust, Class 3A1, Series 2004-4, 3.45%, 04/25/34@	112,228	111,922
Structured Adjustable Rate Mortgage Loan Trust, Class 3A2, Series 2004-4, 3.45%, 04/25/34@	597,676	601,356
Structured Adjustable Rate Mortgage Loan Trust, Class 3A2, Series 2004-5, 3.43%, 05/25/34@	227,307	231,028
Structured Asset Securities Corp., Class 2A, Series 2003-37A, 3.02%, 12/25/33@	224,670	224,918
Structured Asset Securities Corp., Class A3A, Series 2004-4XS, 5.45%, 02/25/34	498,467	510,846
Structured Asset Securities Corp. Assistance Loan Trust, Class A, Series 2003-AL1, 3.36%, 04/25/31‡	825,468	818,370
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Class 1A1, Series 2003-33H, 5.50%, 10/25/33	340,297	347,672
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Class 6A, Series 2003-34A, 3.54%, 11/25/33@	$259,412	$257,406
Towd Point Mortgage Trust, Class A1B, Series 2015-3, 3.00%, 03/25/54@‡	394,218	399,937
Towd Point Mortgage Trust, Class A1B, Series 2016-1, 2.75%, 02/25/55@‡	726,311	733,541
Towd Point Mortgage Trust, Class M1, Series 2015-6, 3.75%, 04/25/55@‡	260,000	263,024
Towd Point Mortgage Trust, Class A1B, Series 2015-5, 2.75%, 05/25/55@‡	738,323	745,858
Towd Point Mortgage Trust, Class A2, Series 2015-5, 3.50%, 05/25/55@‡	250,000	256,499
Towd Point Mortgage Trust, Class A1, Series 2016-4, 2.25%, 07/25/56@‡	512,091	511,141
Verus Securitization Trust, Class A1, Series 2017-1A, 2.85%, 01/25/47‡	214,718	216,343
VOLT LI LLC, Class A1, Series 2016-NP11, 3.50%, 10/25/46‡	219,538	220,271
VOLT LVI LLC, Class A1, Series 2017-NPL3, 3.50%, 03/25/47‡	596,124	599,500
VOLT LVIII LLC, Class A1, Series 2017-NPL5, 3.38%, 05/28/47‡	256,249	256,794
VOLT LX LLC, Class A1, Series 2017-NPL7, 3.25%, 04/25/59‡	255,000	255,410
VOLT XXII LLC, Class A1, Series 2015-NPL4, 3.50%, 02/25/55‡	256,220	257,762

See accompanying Notes to Financial Statements.

76

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
WaMu Mortgage Pass-Through Certificates Trust, Class A1, Series 2003-AR6, 3.23%, 06/25/33@	$189,880	$190,933
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Class 2A1, Series 2003-AR4, 2.92%, 08/25/33@	131,997	130,811
Wells Fargo Mortgage Backed Securities Trust, Class A1, Series 2003-G, 2.99%, 06/25/33@	21,321	21,481
Wells Fargo Mortgage Backed Securities Trust, Class 2A1, Series 2003-J, 2.95%, 10/25/33@	138,006	139,728
Wells Fargo Mortgage Backed Securities Trust, Class 5A1, Series 2003-J, 2.96%, 10/25/33@	130,303	132,281
Wells Fargo Mortgage Backed Securities Trust, Class A1, Series 2004-A, 3.11%, 02/25/34@	282,314	286,178
Wells Fargo Mortgage Backed Securities Trust, Class 1A2, Series 2004-K, 3.48%, 07/25/34@	306,235	308,325
Wells Fargo Mortgage Backed Securities Trust, Class 2A12, Series 2004-K, 3.43%, 07/25/34@	91,658	93,806
Wells Fargo Mortgage Backed Securities Trust, Class A1, Series 2004-U, 3.26%, 10/25/34@	358,149	358,699
Wells Fargo Mortgage Backed Securities Trust, Class 2A1, Series 2004-Z, 3.00%, 12/25/34@	117,566	119,550
Wells Fargo Mortgage Backed Securities Trust, Class 2A1, Series 2005-AR10, 3.15%, 06/25/35@	555,936	569,402
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
Wells Fargo Mortgage Backed Securities Trust, Class 2A1, Series 2005-14, 5.50%, 12/25/35	$80,014	$82,387
Total Residential Mortgage Backed Securities		49,604,652

U.S. Government Agency Securities — 0.2%
Federal Home Loan Mortgage Corporation, Class J, Series 2012-4011, 4.00%, 12/15/41	336,560	351,268
Total Mortgage Backed Securities
(Cost $70,503,450)		70,041,447

ASSET BACKED SECURITIES — 26.6%
American Credit Acceptance Receivables Trust, Class B, Series 2016-1A, 4.24%, 06/13/22‡	665,000	672,952
American Credit Acceptance Receivables Trust, Class C, Series 2017-2, 2.86%, 06/12/23‡	645,000	644,559
AmeriCredit Automobile Receivables Trust, Class B, Series 2016-1, 2.30%, 03/08/21	1,720,000	1,730,310
AmeriCredit Automobile Receivables Trust, Class C, Series 2014-2, 2.18%, 06/08/20	500,000	501,894
AmeriCredit Automobile Receivables Trust, Class C, Series 2015-3, 2.73%, 03/08/21	655,000	661,615
AmeriCredit Automobile Receivables Trust, Class C, Series 2015-4, 2.88%, 07/08/21	715,000	721,852
AmeriCredit Automobile Receivables Trust, Class C, Series 2017-1, 2.71%, 08/18/22	650,000	653,929
AmeriCredit Automobile Receivables Trust, Class D, Series 2013-2, 2.42%, 05/08/19	575,000	575,958
AmeriCredit Automobile Receivables Trust, Class D, Series 2014-1, 2.54%, 06/08/20	755,000	760,478
Ascentium Equipment Receivables LLC, Class B, Series 2015-1A, 2.26%, 06/10/21‡	492,287	493,713

See accompanying Notes to Financial Statements.

77

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)

Ascentium Equipment Receivables Trust, Class B, Series 2017-1A, 2.85%, 10/10/21‡	$645,000	$646,530
Associates Manufactured Housing Pass-Through Certificates, Class B1, Series 1996-1, 8.00%, 03/15/27@	355,283	365,259
Avis Budget Rental Car Funding Aesop LLC, Class A, Series 2012-3A, 2.10%, 03/20/19‡	500,000	500,975
Avis Budget Rental Car Funding Aesop LLC, Class A, Series 2013-1A, 1.92%, 09/20/19‡	1,140,000	1,139,742
Avis Budget Rental Car Funding Aesop LLC, Class A, Series 2013-2A, 2.97%, 02/20/20‡	1,465,000	1,480,436
BankAmerica Manufactured Housing Contract Trust, Class B1, Series 1998-1, 7.81%, 08/10/25@	8,063	8,095
BRE Grand Islander Timeshare Issuer LLC, Class A, Series 2017-1A, 2.94%, 05/25/29‡	613,795	616,081
BXG Receivables Note Trust, Class A, Series 2013-A, 3.01%, 12/04/28‡	146,349	147,312
BXG Receivables Note Trust, Class A, Series 2015-A, 2.88%, 05/02/30‡	338,968	341,911
California Republic Auto Receivables Trust, Class A4, Series 2014-3, 1.79%, 03/16/20	479,239	479,985
California Republic Auto Receivables Trust, Class B, Series 2014-2, 2.34%, 04/15/20	500,000	502,964
California Republic Auto Receivables Trust, Class B, Series 2015-3, 2.70%, 09/15/21	645,000	651,191
Capital Auto Receivables Asset Trust, Class C, Series 2013-4, 2.67%, 02/20/19	635,000	636,361
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)

Capital Auto Receivables Asset Trust, Class C, Series 2015-2, 2.67%, 08/20/20	$650,000	$653,382
CarFinance Capital Auto Trust, Class B, Series 2014-1A, 2.72%, 04/15/20‡	97,423	97,760
CarFinance Capital Auto Trust, Class B, Series 2014-2A, 2.64%, 11/16/20‡	480,000	481,155
CarFinance Capital Auto Trust, Class B, Series 2015-1A, 2.91%, 06/15/21‡	1,000,000	1,004,375
CarMax Auto Owner Trust, Class B, Series 2014-4, 2.20%, 09/15/20	700,000	703,309
CarMax Auto Owner Trust, Class B, Series 2015-4, 2.16%, 08/16/21	713,000	714,394
CarMax Auto Owner Trust, Class B, Series 2016-2, 2.16%, 12/15/21	575,000	574,602
CarMax Auto Owner Trust, Class C, Series 2015-2, 2.39%, 03/15/21	615,000	619,115
CCG Receivables Trust, Class A3, Series 2015-1, 1.92%, 01/17/23‡	1,000,000	1,001,946
CCG Receivables Trust, Class B, Series 2014-1, 2.15%, 11/15/21‡	420,000	420,064
Centre Point Funding LLC, Class 1, Series 2012-2A, 2.61%, 08/20/21‡	484,016	477,361
Chrysler Capital Auto Receivables Trust, Class D, Series 2015-BA, 4.17%, 01/16/23‡	635,000	655,293
Citi Held For Asset Issuance, Class A, Series 2015-PM3, 2.56%, 05/16/22‡	18,272	18,275
CKE Restaurant Holdings, Inc., Class A2, Series 2013-1A, 4.47%, 03/20/43‡	565,441	564,821
Commonbond Student Loan Trust, Class A1, Series 2017-AGS, 2.55%, 05/25/41‡	645,000	642,837
Conseco Financial Corp., Class B1, Series 1995-5, 7.30%, 09/15/26@	86,013	86,868
Diamond Resorts Owner Trust, Class A, Series 2014-1, 2.54%, 05/20/27‡	489,910	485,589

See accompanying Notes to Financial Statements.

78

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)

DRB Prime Student Loan Trust, Class A3, Series 2015-D, 2.50%, 01/25/36‡	$306,969	$307,498
Drive Auto Receivables Trust, Class B, Series 2016-AA, 3.17%, 05/15/20‡	857,513	860,245
Drive Auto Receivables Trust, Class B, Series 2016-BA, 2.56%, 06/15/20‡	1,250,000	1,254,225
Drive Auto Receivables Trust, Class C, Series 2015-AA, 3.06%, 05/17/21‡	1,032,003	1,039,592
Drive Auto Receivables Trust, Class C, Series 2015-DA, 3.38%, 11/15/21‡	1,000,000	1,009,781
Drive Auto Receivables Trust, Class C, Series 2016-CA, 3.02%, 11/15/21‡	665,000	669,044
Drug Royalty II LP, Class A2, Series 2014-1, 3.48%, 07/15/23‡	215,935	214,264
DT Auto Owner Trust, Class B, Series 2016-1A, 2.79%, 05/15/20‡	699,161	700,720
DT Auto Owner Trust, Class C, Series 2014-3A, 3.04%, 09/15/20‡	248,453	249,312
DT Auto Owner Trust, Class C, Series 2015-3A, 3.25%, 07/15/21‡	655,000	660,037
DT Auto Owner Trust, Class C, Series 2016-2A, 3.67%, 01/18/22‡	625,000	631,708
DT Auto Owner Trust, Class C, Series 2016-3A, 3.15%, 03/15/22‡	650,000	654,292
Earnest Student Loan Program LLC, Class A2, Series 2017-A, 2.65%, 01/25/41‡	645,000	643,057
Exeter Automobile Receivables Trust, Class A, Series 2016-1A, 2.35%, 07/15/20‡	365,621	366,152
Exeter Automobile Receivables Trust, Class B, Series 2017-2A, 2.82%, 05/16/22‡	785,000	783,893
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)

Exeter Automobile Receivables Trust, Class C, Series 2013-1A, 3.52%, 02/15/19‡	$148,513	$148,906
Exeter Automobile Receivables Trust, Class C, Series 2014-1A, 3.57%, 07/15/19‡	800,630	804,891
Exeter Automobile Receivables Trust, Class C, Series 2014-2A, 3.26%, 12/16/19‡	880,000	885,602
Exeter Automobile Receivables Trust, Class C, Series 2015-1A, 4.10%, 12/15/20‡	500,000	510,754
Exeter Automobile Receivables Trust, Class C, Series 2015-2A, 3.90%, 03/15/21‡	600,000	609,362
Flagship Credit Auto Trust, Class A, Series 2016-1, 2.77%, 12/15/20‡	417,274	420,564
Flagship Credit Auto Trust, Class D, Series 2014-2, 5.21%, 02/15/21‡	645,000	664,281
Foursight Capital Automobile Receivables Trust, Class A2, Series 2016-1, 2.87%, 10/15/21‡	687,939	691,614
Foursight Capital Automobile Receivables Trust, Class B, Series 2017-1, 3.05%, 12/15/22‡	260,000	260,213
GLS Auto Receivables Trust, Class B, Series 2017-1A, 2.98%, 12/15/21‡	770,000	769,774
GM Financial Consumer Automobile, Class B, Series 2017-1A, 2.30%, 06/16/23‡	650,000	651,595
Gold Key Resorts LLC, Class A, Series 2014-A, 3.22%, 03/17/31‡	273,894	274,847
Greatamerica Leasing Receivables Funding LLC, Class A4, Series 2017-1, 2.36%, 01/20/23‡	640,000	640,840
Hertz Vehicle Financing II LP, Class A, Series 2015-2A, 2.02%, 09/25/19‡	1,075,000	1,071,308
Hertz Vehicle Financing LLC, Class A, Series 2016-1A, 2.32%, 03/25/20‡	200,000	199,397
Hilton Grand Vacations Trust, Class A, Series 2013-A, 2.28%, 01/25/26‡	489,716	488,374

See accompanying Notes to Financial Statements.

79

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)

Hilton Grand Vacations Trust, Class A, Series 2014-AA, 1.77%, 11/25/26‡	$169,794	$167,207
Hilton Grand Vacations Trust, Class A, Series 2017-AA, 2.66%, 12/26/28‡	594,719	595,398
Hyundai Auto Receivables Trust, Class B, Series 2015-C, 2.15%, 11/15/21	1,000,000	1,003,302
Hyundai Auto Receivables Trust, Class D, Series 2014-B, 2.51%, 12/15/20	425,000	427,812
Hyundai Auto Receivables Trust, Class D, Series 2015-A, 2.73%, 06/15/21	500,000	502,711
Leaf Receivables Funding 10 LLC, Class D, Series 2015-1, 3.74%, 05/17/21‡	615,000	607,653
Leaf Receivables Funding 12 LLC, Class B, Series 2017-1, 2.65%, 02/15/22‡	775,000	772,728
Mariner Finance Issuance Trust, Class A, Series 2017-AA, 3.62%, 02/20/29‡	645,000	650,805
Marriott Vacation Club Owner Trust, Class A, Series 2012-1A, 2.51%, 05/20/30‡	548,475	549,995
MVW Owner Trust, Class A, Series 2016-1A, 2.25%, 12/20/33‡	659,376	651,857
MVW Owner Trust, Class B, Series 2015-1A, 2.96%, 12/20/32‡	348,069	347,620
Navistar Financial Dealer Note Master Owner Trust II, Class B, Series 2016-1, 2.97%, 09/27/21@‡	1,065,000	1,067,640
OneMain Financial Issuance Trust, Class A, Series 2014-1A, 2.43%, 06/18/24‡	81,648	81,682
OneMain Financial Issuance Trust, Class A, Series 2015-1A, 3.19%, 03/18/26‡	120,000	121,346
OneMain Financial Issuance Trust, Class A, Series 2015-2A, 2.57%, 07/18/25‡	285,169	285,847
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)

Orange Lake Timeshare Trust, Class A, Series 2012-AA, 3.45%, 03/10/27‡	$70,947	$71,404
Orange Lake Timeshare Trust, Class A, Series 2015-AA, 2.88%, 09/08/27‡	321,020	321,540
Santander Drive Auto Receivables Trust, Class B, Series 2016-2, 2.08%, 02/16/21	750,000	751,708
Santander Drive Auto Receivables Trust, Class C, Series 2013-3, 1.81%, 04/15/19	94,538	94,562
Santander Drive Auto Receivables Trust, Class C, Series 2014-3, 2.13%, 08/17/20	364,252	364,912
Santander Drive Auto Receivables Trust, Class C, Series 2016-1, 3.09%, 04/15/22	1,370,000	1,389,716
Santander Drive Auto Receivables Trust, Class C, Series 2017-1, 2.58%, 05/16/22	650,000	650,328
Santander Drive Auto Receivables Trust, Class D, Series 2013-1, 2.27%, 01/15/19	699,803	700,742
Santander Drive Auto Receivables Trust, Class D, Series 2013-5, 2.73%, 10/15/19	475,000	478,463
Sierra Timeshare Receivables Funding LLC, Class A, Series 2014-1A, 2.07%, 03/20/30‡	94,342	94,238
Sierra Timeshare Receivables Funding LLC, Class A, Series 2014-2A, 2.05%, 06/20/31@‡	60,374	60,294
Silverleaf Finance XVIII LLC, Class A, Series 2014-A, 2.81%, 01/15/27‡	211,443	211,179
SLM Private Education Loan Trust, Class A2A, Series 2013-B, 1.85%, 06/17/30‡	500,000	500,829
SLM Private Education Loan Trust, Class A2A, Series 2013-C, 2.94%, 10/15/31‡	228,590	231,442

See accompanying Notes to Financial Statements.

80

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)

SLM Private Education Loan Trust, Class A2A, Series 2014-A, 2.59%, 01/15/26‡	$1,275,000	$1,284,292
Sofi Consumer Loan Program LLC, Class A, Series 2016-3, 3.05%, 12/26/25‡	484,347	489,096
Sofi Professional Loan Program LLC, Class A2, Series 2016-A, 2.76%, 12/26/36‡	350,341	354,017
Sofi Professional Loan Program LLC, Class A2A, Series 2017-C, 1.75%, 07/25/40‡	775,000	775,663
SoFi Professional Loan Program LLC, Class A1FX, Series 2017-B, 1.83%, 05/25/40‡	598,489	598,755
SoFi Professional Loan Program LLC, Class A2, Series 2014-B, 2.55%, 08/27/29‡	309,360	311,215
SoFi Professional Loan Program LLC, Class A2, Series 2015-A, 2.42%, 03/25/30‡	181,156	181,490
SoFi Professional Loan Program LLC, Class A2B, Series 2016-C, 2.36%, 12/27/32‡	1,006,000	999,345
TCF Auto Receivables Owner Trust, Class B, Series 2014-1A, 2.33%, 05/15/20‡	800,000	803,714
Tidewater Auto Receivables Trust, Class C, Series 2014-AA, 2.56%, 08/15/19‡	270,395	270,852
Trip Rail Master Funding LLC, Class A1, Series 2014-1A, 2.86%, 04/15/44‡	223,697	220,093
Trip Rail Master Funding LLC, Class A1A, Series 2011-1A, 4.37%, 07/15/41‡	227,116	229,045
U-Haul S Fleet LLC, Class 1, Series 2010-BT1A, 4.90%, 10/25/23‡	667,513	668,708
Volvo Financial Equipment LLC, Class B, Series 2017-1A, 2.40%, 01/18/22‡	650,000	651,269
Welk Resorts LLC, Class A, Series 2015-AA, 2.79%, 06/16/31‡	391,089	390,201
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)

Wendys Funding LLC, Class A2II, Series 2015-1A, 4.08%, 06/15/45‡	$525,638	$540,138
Westgate Resorts LLC, Class A, Series 2016-1A, 3.50%, 12/20/28‡	377,774	379,644
Westlake Automobile Receivables Trust, Class B, Series 2016-3A, 2.07%, 12/15/21‡	1,230,000	1,227,747
Westlake Automobile Receivables Trust, Class C, Series 2015-1A, 2.29%, 11/16/20‡	345,089	345,510
Westlake Automobile Receivables Trust, Class C, Series 2016-2A, 2.83%, 05/17/21‡	780,000	784,666
Total Asset Backed Securities
(Cost $68,380,936)		68,531,810

CORPORATE BONDS — 21.7%

Consumer Discretionary — 2.5%
American Axle & Manufacturing, Inc., 5.13%, 02/15/19	115,000	116,277
Calatlantic Group, Inc., 5.88%, 11/15/24(a)	136,000	147,900
Calatlantic Group, Inc., 5.25%, 06/01/26	390,000	406,087
CSC Holdings LLC, 6.75%, 11/15/21	365,000	405,150
Delphi Automotive PLC, 3.15%, 11/19/20	530,000	541,836
Dr Horton, Inc., 4.75%, 02/15/23	650,000	702,486
Hyundai Capital America, 2.45%, 06/15/21‡	515,000	508,461
Marriott International, Inc., Series N, 3.13%, 10/15/21	520,000	532,636
Newell Brands, Inc., 2.60%, 03/29/19	71,000	71,722
Newell Brands, Inc., 3.15%, 04/01/21	65,000	66,567
QVC, Inc., 3.13%, 04/01/19	610,000	617,019
Scientific Games International, Inc., 7.00%, 01/01/22‡	155,000	165,463
Sirius XM Radio, Inc., 3.88%, 08/01/22‡	750,000	759,615
Toll Brothers Finance Corp., 4.00%, 12/31/18	175,000	179,813
Toll Brothers Finance Corp., 6.75%, 11/01/19(a)	117,000	128,993

See accompanying Notes to Financial Statements.

81

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Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
CORPORATE BONDS (continued)

Consumer Discretionary (continued)
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 06/15/24	$495,000	$524,700
Wyndham Worldwide Corp., 2.50%, 03/01/18	450,000	452,034
Wyndham Worldwide Corp., 4.15%, 04/01/24	35,000	36,001
Total Consumer Discretionary		6,362,760

Consumer Staples — 0.3%
Kraft Heinz Foods Co., 2.80%, 07/02/20	185,000	187,898
Smithfield Foods, Inc., 2.70%, 01/31/20‡	251,000	252,635
Smithfield Foods, Inc., 3.35%, 02/01/22‡	222,000	223,616
Total Consumer Staples		664,149

Energy — 1.0%
Antero Resources Corp., 5.63%, 06/01/23	210,000	213,675
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, 11/15/22‡	155,000	156,937
Carrizo Oil & Gas, Inc., 6.25%, 04/15/23(a)	640,000	619,200
Kinder Morgan, Inc., 5.63%, 11/15/23‡	545,000	603,801
NGL Energy Partners LP/NGL Energy Finance Corp., 5.13%, 07/15/19	535,000	533,663
Regency Energy Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22	440,000	472,425
Sabine Oil & Gas Corp., 7.25%, 06/15/19^(b)	92,000	282
Ultra Resources, Inc., 6.88%, 04/15/22‡	30,000	29,813
Total Energy		2,629,796

Financials — 8.2%
Air Lease Corp., 2.63%, 09/04/18	520,000	524,012
Ally Financial, Inc., 3.25%, 11/05/18	145,000	147,132
Ally Financial, Inc., 4.13%, 03/30/20	270,000	278,100
Ares Capital Corp., 4.88%, 11/30/18	76,000	78,685
Ares Capital Corp., 3.88%, 01/15/20(a)	210,000	214,244
Investments	Principal	Value
CORPORATE BONDS (continued)

Financials (continued)
Aviation Capital Group Corp., 2.88%, 09/17/18‡	$195,000	$196,931
Bank of America Corp., 2.00%, 01/11/18	235,000	235,389
Bank of America Corp., 5.65%, 05/01/18	200,000	206,322
Bank of America Corp., 5.49%, 03/15/19	66,000	69,489
Bank of America Corp., 2.34%, 10/21/22@	650,000	660,374
Bank of New York Mellon Corp. (The), 2.05%, 05/03/21	650,000	644,404
Bank of New York Mellon Corp. (The), Series E, 4.95%#@	555,000	579,559
Bear Stearns Cos. LLC (The), 7.25%, 02/01/18	75,000	77,359
Berkshire Hathaway Finance Corp., 1.30%, 08/15/19	1,370,000	1,360,476
Fifth Third Bancorp, 4.50%, 06/01/18	321,000	329,446
First Horizon National Corp., 3.50%, 12/15/20	550,000	564,548
First Tennessee Bank NA, 2.95%, 12/01/19	250,000	252,869
Ford Motor Credit Co. LLC, 8.13%, 01/15/20	455,000	516,921
Ford Motor Credit Co. LLC, 3.20%, 01/15/21	650,000	660,294
FS Investment Corp., 4.25%, 01/15/20	585,000	597,187
General Motors Financial Co., Inc., 2.40%, 04/10/18	355,000	356,394
General Motors Financial Co., Inc., 3.20%, 07/06/21	700,000	708,516
General Motors Financial Co., Inc., 3.70%, 05/09/23	280,000	284,691
Goldman Sachs Group, Inc. (The), 2.35%, 11/15/21	165,000	162,947
Goldman Sachs Group, Inc. (The), 3.00%, 04/26/22	515,000	519,235
Goldman Sachs Group, Inc. (The), Series G, 2.92%, 10/28/27@	650,000	676,515
Huntington Bancshares, Inc., 7.00%, 12/15/20	200,000	228,667
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 02/01/22	160,000	167,200

See accompanying Notes to Financial Statements.

82

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Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
CORPORATE BONDS (continued)

Financials (continued)
iStar, Inc., 6.00%, 04/01/22	$235,000	$241,463
Jefferies Group LLC, 5.13%, 04/13/18	275,000	282,125
JPMorgan Chase & Co., 2.25%, 01/23/20	380,000	381,315
JPMorgan Chase & Co., 2.30%, 08/15/21	170,000	169,110
JPMorgan Chase Bank NA, 1.65%, 09/23/19	580,000	576,950
Lazard Group LLC, 4.25%, 11/14/20	275,000	290,355
Lincoln National Corp., 8.75%, 07/01/19	39,000	43,868
Lincoln National Corp., 4.20%, 03/15/22	475,000	506,027
Lincoln National Corp., 3.20%, 04/20/67@	100,000	91,750
Morgan Stanley, 2.13%, 04/25/18	180,000	180,629
Morgan Stanley, 2.55%, 10/24/23@	1,950,000	1,985,328
Navient Corp., 6.50%, 06/15/22(a)	290,000	307,763
NUVEEN FINANCE LLC, 2.95%, 11/01/19‡	400,000	405,943
Santander Holdings USA, Inc., 3.70%, 03/28/22‡	910,000	922,738
SBA Tower Trust, 3.16%, 10/08/20‡	570,000	581,850
SBA Tower Trust, 2.88%, 07/09/21‡	780,000	778,401
Springleaf Finance Corp., 5.25%, 12/15/19	190,000	198,094
State Street Corp., 4.96%, 03/15/18	300,000	306,680
Voya Financial, Inc., 2.90%, 02/15/18	279,000	280,929
Wells Fargo & Co., 3.07%, 01/24/23	425,000	431,227
Wells Fargo Bank NA, 2.15%, 12/06/19	785,000	788,912
Total Financials		21,049,363

Health Care — 3.0%
Abbott Laboratories, 2.35%, 11/22/19	240,000	241,944
Abbott Laboratories, 2.90%, 11/30/21	335,000	339,084
AbbVie, Inc., 2.50%, 05/14/20	540,000	546,625
AbbVie, Inc., 2.30%, 05/14/21	375,000	374,413
Allergan Funding SCS, 3.00%, 03/12/20	85,000	86,858
Allergan Funding SCS, 3.45%, 03/15/22	85,000	87,711
Investments	Principal	Value
CORPORATE BONDS (continued)

Health Care (continued)
Becton Dickinson and Co., 2.89%, 06/06/22	$622,000	$624,644
Becton Dickinson and Co., 3.36%, 06/06/24	136,000	136,515
Cardinal Health, Inc., 1.95%, 06/14/19	400,000	400,587
Cardinal Health, Inc., 2.62%, 06/15/22	640,000	641,318
Cardinal Health, Inc., 3.08%, 06/15/24	255,000	256,003
CHS/Community Health Systems, Inc., 6.25%, 03/31/23	280,000	290,108
Forest Laboratories LLC, 4.38%, 02/01/19‡	53,000	54,675
Healthcare Trust of America Holdings LP, 2.95%, 07/01/22	895,000	896,298
Mylan NV, 3.15%, 06/15/21	170,000	173,105
Shire Acquisitions Investments Ireland DAC, 2.40%, 09/23/21	260,000	257,224
Tenet Healthcare Corp., 4.75%, 06/15/20@	800,000	808,080
Tenet Healthcare Corp., 6.00%, 10/01/20	105,000	112,744
Tenet Healthcare Corp., 4.63%, 07/15/24‡	335,157	336,414
THC Escrow Corp. III, 4.63%, 07/15/24‡	419,843	422,026
THC Escrow Corp. III, 5.13%, 05/01/25‡(a)	380,000	382,375
Valeant Pharmaceuticals International, Inc., 6.50%, 03/15/22‡	95,000	99,869
Zimmer Biomet Holdings, Inc., 3.15%, 04/01/22	295,000	299,811
Total Health Care		7,868,431

Industrials — 2.1%
America West Airlines Pass-Through Trust, Series 011G, 7.10%, 04/02/21	725,660	792,784
Continental Airlines Class A-1 Pass-Through Trust, Series 00A1, 8.05%, 11/01/20	321,636	357,016
Continental Airlines Class A-1 Pass-Through Trust, Series 01A1, 6.70%, 06/15/21	197,816	213,641

See accompanying Notes to Financial Statements.

83

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
CORPORATE BONDS (continued)

Industrials (continued)
Continental Airlines Class C-2 Pass-Through Trust, Series AMBC, 6.24%, 03/15/20	$122,362	$127,257
Masco Corp., 3.50%, 04/01/21	515,000	531,465
Masco Corp., 5.95%, 03/15/22	304,000	343,524
Penske Truck Leasing Co. LP/PTL Finance Corp., 2.50%, 06/15/19	195,000	196,080
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 02/01/22‡	230,000	235,848
Pitney Bowes, Inc., 3.88%, 05/15/22	738,000	738,622
Standard Industries, Inc., 5.50%, 02/15/23‡	480,000	507,600
UAL Pass-Through Trust, Series 071A, 6.64%, 07/02/22	1,205,341	1,309,302
Total Industrials		5,353,139

Information Technology — 1.6%
Apple, Inc., 2.25%, 02/23/21	325,000	327,321
Apple, Inc., 2.50%, 02/09/22	510,000	514,846
Apple, Inc., 3.00%, 02/09/24	535,000	543,589
Broadcom Corp./Broadcom Cayman Finance Ltd., 2.38%, 01/15/20‡	395,000	395,815
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.00%, 01/15/22‡	280,000	282,795
Dun & Bradstreet Corp. (The), 3.50%, 12/01/17	150,000	150,799
Dun & Bradstreet Corp. (The), 4.25%, 06/15/20(a)	150,000	154,667
First Data Corp., 5.00%, 01/15/24‡	260,000	268,367
Hewlett Packard Enterprise Co., 2.45%, 10/05/17	145,000	145,371
Hewlett Packard Enterprise Co., 2.85%, 10/05/18	325,000	327,881
Microsoft Corp., 1.55%, 08/08/21	650,000	636,354
Microsoft Corp., 2.40%, 02/06/22	510,000	515,124
Total Information Technology		4,262,929

Materials — 0.2%
Freeport-McMoRan, Inc., 3.88%, 03/15/23	550,000	514,250

Real Estate — 1.5%
CoreCivic, Inc., 5.00%, 10/15/22	450,000	470,250
Corporate Office Properties LP, 3.70%, 06/15/21	460,000	471,622
DDR Corp., 7.88%, 09/01/20	280,000	320,955
Investments	Principal	Value
CORPORATE BONDS (continued)

Real Estate (continued)
Digital Realty Trust LP, 3.40%, 10/01/20	$420,000	$431,080
Digital Realty Trust LP, 3.95%, 07/01/22	270,000	283,333
Education Realty Operating Partnership LP, 4.60%, 12/01/24	100,000	101,814
Government Properties Income Trust, 3.75%, 08/15/19	85,000	85,703
HCP, Inc., 3.75%, 02/01/19	140,000	142,985
Healthcare Trust of America Holdings LP, 3.38%, 07/15/21	150,000	153,139
National Retail Properties, Inc., 5.50%, 07/15/21	250,000	274,591
Select Income REIT, 4.15%, 02/01/22	515,000	519,701
Senior Housing Properties Trust, 3.25%, 05/01/19	415,000	419,178
Ventas Realty LP/Ventas Capital Corp., 4.00%, 04/30/19	310,000	318,723
Total Real Estate		3,993,074

Telecommunication Services — 1.1%
AT&T, Inc., 3.88%, 08/15/21	210,000	219,435
AT&T, Inc., 3.00%, 06/30/22	1,045,000	1,046,743
Crown Castle International Corp., 4.88%, 04/15/22	355,000	388,227
Frontier Communications Corp., 10.50%, 09/15/22	645,000	618,394
Verizon Communications, Inc., 4.60%, 04/01/21	125,000	134,169
Verizon Communications, Inc., 2.95%, 03/15/22‡	51,000	51,410
Verizon Communications, Inc., 3.13%, 03/16/22	327,000	332,187
Total Telecommunication Services		2,790,565

Utilities — 0.2%
Dominion Energy, Inc., 2.96%, 07/01/19	50,000	50,772
Exelon Corp., 2.85%, 06/15/20	555,000	564,227
Total Utilities		614,999
Total Corporate Bonds
(Cost $55,447,240)		56,103,455

See accompanying Notes to Financial Statements.

84

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
TERM LOANS — 10.0%

Consumer Discretionary — 3.5%
Altice US Finance I Corp., 3.47%, 07/28/25@	$481,366	$477,956
Aristocrat Leisure Ltd., 3.41%, 10/20/21@	527,998	530,820
Boyd Gaming Corp., 3.69%, 09/15/23@	574,812	576,971
Caesars Entertainment Corp., 1.50%, 10/31/21@	129,052	164,251
Caesars Entertainment Operating Co., Inc. (fka Harrah's Operating Co., Inc.), 0.00%, 04/04/24@(c)	250,000	249,531
CDS US Intermediate Holdings, Inc., 0.00%(c) – 5.30%, 07/08/22@	659,238	662,699
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.23%, 07/01/20@	603,676	606,130
Charter Communications Operating, LLC (aka CCO Safari LLC), 3.48%, 01/15/24@	259,343	260,531
CityCenter Holdings, LLC, 3.72%, 04/18/24@	220,000	220,595
Eldorado Resorts, Inc., 3.38%, 04/17/24@	753,113	747,935
Harbor Freight Tools USA, Inc., 4.48%, 08/18/23@	241,093	241,289
Hilton Worldwide Finance, 3.22%, 10/25/23@	770,879	773,986
McGraw-Hill Global Education Holdings LLC, 5.23%, 05/04/22@	503,728	496,525
MGM Growth Properties Operating Partnership LP, 3.48%, 04/25/23@	619,163	620,983
PetSmart, Inc., 4.22%, 03/11/22@	506,684	473,045
Playa Resorts Holding B.V., 0.00%(c)-4.17%, 04/29/24@	495,000	496,237
Seminole Tribe of Florida, 0.00%, 06/22/24@(c)	400,000	401,300
StationCasinos LLC, 3.71%, 06/08/23@	371,567	371,504
Univision Communications, 3.98%, 03/15/24@	528,177	518,712
Total Consumer Discretionary		8,891,000

Consumer Staples — 1.0%
Albertson's LLC, 3.98%, 08/25/21@	483,832	478,481
Investments	Principal	Value
TERM LOANS (continued)

Consumer Staples (continued)
Aramark Servies, Inc., 3.23%, 03/28/24@	$423,938	$427,250
Galleria Co., 4.13%, 09/29/23@	180,952	182,253
Hostess Brands, LLC, 3.73%, 08/03/22@	895,765	899,684
JBS U.S., 5.75%, 10/30/22@	174,563	170,722
Kronos, Inc., 4.68%, 11/01/23@	331,337	333,983
Post Holdings, Inc., 0.00%(c) – 3.47%, 05/24/24@	115,000	115,267
Total Consumer Staples		2,607,640

Energy — 0.4%
MEG Energy, 4.72%, 12/31/23@	636,333	622,216
Ultra Resources, Inc., 4.12%, 04/12/24@	520,000	518,700
Total Energy		1,140,916

Financials — 0.1%
Delos Finance, 3.55%, 10/06/23@	289,000	290,423

Health Care — 1.0%
Acadia Healthcare Co., Inc., 3.80%, 02/16/23@	178,191	179,661
CHS/Community Health Systems, Inc., 4.20%, 01/27/21@	428,459	428,146
Endo Luxembourg Finance Co. I Sarl, 5.50%, 04/29/24@	370,000	374,048
Envision Healthcare Corp. (fka Emergency Medical Services Corp.), 4.30%, 12/01/23@	383,363	385,759
HLF Financing, 6.73%, 02/15/23@	127,563	129,157
Iasis Healthcare LLC, 5.30%, 02/17/21@	29,925	30,112
INC Research Holdings, Inc., 0.00%, 06/27/24@(c)	205,000	205,577
Tennessee Merger Sub, 3.98%, 02/06/24@	336,254	333,996
Valeant Pharmaceuticals International, Inc., 5.83%, 04/01/22@	586,279	594,921
Total Health Care		2,661,377

Industrials — 1.1%
Advanced Disposal Services, Inc. (fka ADS Waste Holdings, Inc.), 3.94%, 11/10/23@	638,852	641,877
American Airlines, Inc., 3.72%, 04/28/23@	495,000	495,997

See accompanying Notes to Financial Statements.

85

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
TERM LOANS (continued)

Industrials (continued)
Quikrete Holdings, Inc., 3.98%, 11/15/23@	$460,685	$460,181
TransDigm Inc., 0.00%, 06/09/23@(c)	204,484	204,391
TransDigm, Inc., 4.23%, 06/04/21@	537,174	537,545
United Airlines, Inc., 3.42%, 04/01/24@	428,925	431,230
Total Industrials		2,771,221

Information Technology — 0.7%
Donnelley Financial Solutions, 5.08%, 09/29/23@	93,463	94,494
First Data Corp., 3.72%, 04/26/24@	528,196	528,761
Rackspace Hosting, Inc., 0.00%(c) – 4.17%, 11/03/23@	989,323	991,252
Western Digital Corp., 3.98%, 04/29/23@	307,948	309,777
Total Information Technology		1,924,284

Materials — 0.3%
Huntsman International LLC, 4.12%, 04/01/23@	229,109	230,455
Ineos, 3.98%, 03/31/22@	191,851	192,570
Ineos U.S. Financing, 3.98%, 04/01/24@	308,450	309,568
Total Materials		732,593

Real Estate — 0.1%
Capital Automotive LP, 4.22%, 03/25/24@	75,000	75,666
Realogy Group, 3.48%, 07/20/22@	287,180	288,496
Total Real Estate		364,162

Telecommunication Services — 0.9%
CenturyLink, Inc., 1.38%, 01/31/25@	365,000	361,375
Level 3 Financing, Inc., 3.47%, 02/22/24@	625,000	627,150
Sprint Communication, 3.75%, 02/02/24@	284,288	284,673
UPC Financing Partnership, 3.91%, 04/15/25@	485,000	486,414
Virgin Media Bristol LLC, 3.91%, 01/31/25@	465,000	465,697
Total Telecommunication Services		2,225,309

Utilities — 0.9%
Calpine Corp., 4.05%, 01/15/24@	440,020	439,895
DYNEG, 4.48%, 02/07/24@	684,285	683,597
Investments	Principal	Value
TERM LOANS (continued)

Utilities (continued)
Energy Future Intermediate Holding Co. LLC, 0.00%, 06/23/18@(c)	$370,000	$371,387
Helix Gen Funding LLC, 4.96%, 06/03/24@	14,373	14,478
NRG Energy, 3.55%, 06/30/23@	385,520	385,472
Vistra Operations Co. LLC (fka Tex Operations Co. LLC), 3.98%, 08/04/23@	52,041	51,651
Vistra Operations Co. LLC (fka Tex Operations Co. LLC), 3.98%, 08/04/23@	228,444	226,732
Vistra Operations Co. LLC (fka Tex Operations Co. LLC), 4.46%, 12/14/23@	68,655	68,737
Total Utilities		2,241,949
Total Term Loans
(Cost $25,790,880)		25,850,874

FOREIGN BONDS — 6.9%

Energy — 0.5%
Petrobras Global Finance BV (Brazil), 8.38%, 05/23/21	450,000	504,846
Petroleos Mexicanos (Mexico), 4.88%, 01/24/22	905,000	934,602
Total Energy		1,439,448

Financials — 2.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), 4.50%, 05/15/21	405,000	430,080
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), 3.95%, 02/01/22	150,000	156,337
Brookfield Finance LLC (Canada), 4.00%, 04/01/24	561,000	576,287
Guanay Finance Ltd. (Chile), 6.00%, 12/15/20‡	519,355	534,676
HSBC Holdings PLC (United Kingdom), 2.95%, 05/25/21	640,000	648,494
Industrial & Commercial Bank of China Ltd. (China), 3.23%, 11/13/19	475,000	483,446
Korea Development Bank (The) (South Korea), 4.63%, 11/16/21	375,000	406,063
Mizuho Financial Group, Inc. (Japan), 2.27%, 09/13/21	785,000	772,936

See accompanying Notes to Financial Statements.

86

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
FOREIGN BONDS (continued)

Financials (continued)
Nordea Bank AB (Sweden), 1.63%, 09/30/19‡	$940,000	$932,659
TC Ziraat Bankasi AS (Turkey), 5.13%, 05/03/22‡	370,000	371,835
Turkiye Vakiflar Bankasi TAO (Turkey), 5.63%, 05/30/22‡	360,000	359,896
Total Financials		5,672,709

Health Care — 0.2%
Teva Pharmaceutical Finance Netherlands III BV (Israel), 1.70%, 07/19/19	400,000	396,618
Teva Pharmaceutical Finance Netherlands III BV (Israel), 2.20%, 07/21/21	165,000	162,129
Total Health Care		558,747

Industrials — 0.6%
British Airways Class B Pass Through Trust (United Kingdom), 5.63%, 06/20/20‡	210,259	220,772
CNH Industrial NV (United Kingdom), 4.50%, 08/15/23	630,000	670,950
Park Aerospace Holdings Ltd. (Ireland), 5.25%, 08/15/22‡	595,000	624,197
Total Industrials		1,515,919

Materials — 1.6%
FMG Resources Pty Ltd. (Australia), 9.75%, 03/01/22‡	650,000	743,437
Glencore Funding LLC (Switzerland), 4.13%, 05/30/23‡	640,000	657,554
NOVA Chemicals Corp. (Canada), 4.88%, 06/01/24‡	70,000	69,825
NOVA Chemicals Corp. (Canada), 5.00%, 05/01/25‡	545,000	543,637
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu (New Zealand), 4.80%, 07/15/21@‡(a)	670,000	682,563
Rusal Capital Dac (Russia), 5.13%, 02/02/22‡	385,000	386,043
Severstal OAO Via Steel Capital SA (Russia), 3.85%, 08/27/21‡	645,000	653,173
Vale Overseas Ltd. (Brazil), 5.88%, 06/10/21	275,000	295,900
Total Materials		4,032,132
Investments	Principal	Value
FOREIGN BONDS (continued)

Real Estate — 0.2%
WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia), 3.25%, 10/05/20‡	$535,000	$544,858

Sovereign Government — 1.3%
Argentine Republic Government International Bond (Argentina), 6.88%, 04/22/21	355,000	380,737
Argentine Republic Government International Bond (Argentina), 5.63%, 01/26/22	235,000	241,227
Costa Rica Government International Bond (Costa Rica), 4.38%, 04/30/25‡	535,000	510,492
Indonesia Government International Bond (Indonesia), 3.70%, 01/08/22‡	455,000	468,739
Oman Government International Bond (Oman), 3.63%, 06/15/21‡	690,000	687,271
Provincia de Buenos Aires (Argentina), 5.75%, 06/15/19‡	205,000	212,021
Provincia de Buenos Aires (Argentina), 6.50%, 02/15/23‡	255,000	260,993
Turkey Government International Bond (Turkey), 5.63%, 03/30/21	520,000	552,358
Total Sovereign Government		3,313,838

Utilities — 0.3%
Majapahit Holding BV (Indonesia), 7.75%, 01/20/20‡	245,000	274,400
State Grid Overseas Investment 2014 Ltd. (China), 2.75%, 05/07/19‡	500,000	504,916
Total Utilities		779,316
Total Foreign Bonds
(Cost $17,669,062)		17,856,967

U.S. TREASURY NOTES — 2.8%
U.S. Treasury Note, 12/31/18, 1.25%(a)	585,000	584,143
U.S. Treasury Note, 12/15/19, 1.38%(a)	2,605,000	2,599,811
U.S. Treasury Note, 01/31/21, 1.38%	1,000,000	989,531
U.S. Treasury Note, 01/31/22, 1.88%	3,000,000	3,004,218
Total U.S. Treasury Notes
(Cost $7,185,331)		7,177,703

See accompanying Notes to Financial Statements.

87

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal/ Shares	Value
U.S. GOVERNMENT AGENCY SECURITIES — 1.8%

Federal National Mortgage Association, 2.50%, 02/01/31	$1,110,037	$1,116,917
Federal National Mortgage Association, 3.00%, 10/01/30	537,928	552,656
Federal National Mortgage Association, 3.00%, 10/01/30	772,295	793,440
Federal National Mortgage Association, 3.50%, 12/01/46	1,242,396	1,277,197
Federal National Mortgage Association, 4.00%, 01/01/46	746,910	785,887
Federal National Mortgage Association, 5.00%, 06/25/37	48,105	50,026
Federal National Mortgage Association, 4.00%, 11/25/41	146,587	149,230
Total U.S. Government Agency Securities
(Cost $4,781,584)		4,725,353

MONEY MARKET FUND — 3.6%
JPMorgan U.S. Government Money Market Fund – Institutional Class, 0.82%(d) (Cost $9,347,183)	9,347,183	9,347,183

REPURCHASE AGREEMENTS — 0.8%(e)
BNP Paribas Securities Corp., dated 06/30/17, due 07/03/17, 1.11%, total to be received $79,521, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/28/17 – 09/09/49, totaling $80,816)	$79,514	79,514
Citibank NA, dated 06/30/17, due 07/03/17, 1.08%, total to be received $50,826, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.00%, 11/15/17 – 02/15/47, totaling $51,504)	50,821	50,821
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Deutsche Bank Securities, Inc., dated 06/30/17, due 07/03/17, 1.16%, total to be received $439,914, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.25%, 07/03/17 – 03/20/47, totaling $447,307)	$439,871	$439,871
HSBC Securities USA, Inc., dated 06/30/17, due 07/03/17, 1.07%, total to be received $343,116, (collateralized by various U.S. Government Agency Obligations, 3.00% – 4.50%, 05/20/40 – 06/20/47, totaling $348,939)	343,085	343,085
HSBC Securities USA, Inc., dated 06/30/17, due 07/03/17, 1.06%, total to be received $96,795, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.25%, 07/15/17 – 01/15/37, totaling $98,587)	96,786	96,786
Merrill Lynch Pierce Fenner & Smith, Inc., dated 06/30/17, due 07/03/17, 1.08%, total to be received $439,911, (collateralized by various U.S. Government Agency Obligations, 0.63% – 2.63%, 07/15/17 – 02/15/45, totaling $444,376)	439,871	439,871

See accompanying Notes to Financial Statements.

88

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Mizuho Securities USA, Inc., dated 06/30/17, due 07/03/17, 1.12%, total to be received $439,912, (collateralized by various U.S. Government Agency Obligations, 2.50% – 4.50%, 05/01/27 – 05/01/47, totaling $447,547)	$439,871	$439,871
Total Repurchase Agreements
(Cost $1,889,819)		1,889,819

Total Investments — 101.4%
(Cost $260,995,485)		261,524,611
Liabilities in Excess of Other Assets — (1.4%)		(3,519,488)
Net Assets — 100.0%		$258,005,123

LP — Limited Partnership

PLC — Public Limited Company

^	Is in default.
#	Perpetual security with no stated maturity date.
@	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2017.
‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $5,710,234; the aggregate market value of the collateral held by the fund is $5,835,583. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $3,945,764.
(b)	Security fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees.
(c)	The loan will settle after June 30, 2017 at which time the interest rate will be determined.
(d)	Rate shown reflects the 7-day yield as of June 30, 2017.
(e)	Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Asset Backed Securities	26.6%
Commercial Mortgage Backed Securities	7.8
Consumer Discretionary	6.0
Consumer Staples	1.3
Energy	1.9
Financials	10.5
Health Care	4.2
Industrials	3.8
Information Technology	2.3
Materials	2.1
Real Estate	1.8
Residential Mortgage Backed Securities	19.2
Sovereign Government	1.3
Telecommunication Services	2.0
U.S. Government Agency Securities	2.0
U.S. Treasury Notes	2.8
Utilities	1.4
Money Market	3.6
Repurchase Agreements	0.8
Total Investments	101.4
Liabilities in Excess of Other Assets	(1.4)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

89

ADVISORSHARES PACIFIC ASSET ENHANCED FLOATING RATE ETF
Schedule of Investments

June 30, 2017

Investments	Principal	Value
TERM LOANS — 73.0%

Advertising — 1.6%
Acosta, Inc., 4.48%, 09/26/21@	$486,222	$438,086

Aerospace & Defense — 3.4%
Accudyne Industries Borrower SCA, 4.23%, 12/13/19 (Luxembourg)@	488,586	485,569
TransDigm, Inc., 4.23%, 06/16/23@	435,688	435,490
Total Aerospace & Defense		921,059

Auto Parts & Equipment — 2.3%
Cooper-Standard Automotive, Inc., 3.55%, 11/02/23@	226,667	227,045
Federal-Mogul Holdings LLC, 4.81%, 04/15/21@	1,256	1,261
Federal-Mogul Holdings LLC, 4.91%, 04/15/21@	289,077	290,281
Federal-Mogul Holdings LLC, 4.98%, 04/15/21@	94,419	94,813
Total Auto Parts & Equipment		613,400

Building Materials — 1.8%
GYP Holdings III Corp., 4.14%, 04/01/23@	488,750	490,737

Chemicals — 0.8%
MacDermid, Inc., 4.23%, 06/07/23@	204,480	205,094

Coal — 0.9%
Peabody Energy Corp., 5.73%, 03/31/22@	249,375	249,344

Commercial Services — 4.1%
Brightview Landscapes LLC, 4.21%, 12/18/20@	107,239	107,482
Brightview Landscapes LLC, 4.22%, 12/18/20@	132,755	133,056
Brightview Landscapes LLC, 7.71%, 12/17/21@	117,021	117,372
Camelot Finance LP, 4.50%, 10/03/23@	312,903	315,166
Camelot Finance LP, 4.73%, 10/03/23@	432,104	435,230
Total Commercial Services		1,108,306
Investments	Principal	Value
TERM LOANS (continued)

Computers — 1.5%
Western Digital Corp., 3.98%, 04/29/23@	$396,010	$398,362

Distribution/Wholesale — 5.4%
Nexeo Solutions LLC, 4.92%, 06/09/23@	166,412	168,007
Nexeo Solutions LLC, 4.95%, 06/09/23@	164,122	165,695
Nexeo Solutions LLC, 5.05%, 06/09/23@	164,478	166,055
Spin Holdco, Inc., 4.97%, 11/14/22@	489,362	487,160
Univar USA, Inc., 3.98%, 07/01/22@	491,281	492,394
Total Distribution/Wholesale		1,479,311

Electric — 1.8%
Vistra Operations Co. LLC, 4.46%, 12/14/23@	375,000	375,446
Vistra Operations Co. LLC, 4.49%, 12/14/23@	122,500	122,646
Total Electric		498,092

Entertainment — 1.4%
Scientific Games International, Inc., 5.08%, 10/01/21@	301,971	305,306
Scientific Games International, Inc., 5.23%, 10/01/21@	81,842	82,746
Total Entertainment		388,052

Environmental Control — 0.9%
Waste Industries USA, Inc., 4.05%, 02/27/20@	244,375	245,940

Food — 3.1%
Albertson's LLC, 4.25%, 06/22/23@	348,219	344,859
U.S. Foods, Inc., 3.98%, 06/27/23@	488,718	491,401
Total Food		836,260

Hand/Machine Tools — 1.7%
Apex Tool Group LLC, 4.50%, 01/31/20@	484,298	473,201

Healthcare – Services — 3.1%
CHS/Community Health Systems, Inc., 3.79%, 12/31/19@	35,982	35,968
CHS/Community Health Systems, Inc., 3.95%, 12/31/19@	104,067	104,027
CHS/Community Health Systems, Inc., 4.04%, 01/27/21@	66,648	66,599

See accompanying Notes to Financial Statements.

90

ADVISORSHARES PACIFIC ASSET ENHANCED FLOATING RATE ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
TERM LOANS (continued)

Healthcare – Services (continued)
CHS/Community Health Systems, Inc., 4.20%, 01/27/21@	$191,482	$191,341
IASIS Healthcare LLC, 5.30%, 02/16/21@	437,880	440,617
Total Healthcare – Services		838,552

Insurance — 0.9%
HUB International Ltd., 4.42%, 10/02/20@	243,703	244,673

Internet — 1.8%
Uber Technologies, Inc., 5.22%, 07/13/23@	496,250	497,027

Leisure Time — 3.2%
24 Hour Fitness Worldwide, Inc., 5.05%, 05/28/21@	243,719	242,703
BRP US, Inc., 4.23%, 06/30/23@	248,750	250,590
ClubCorp Club Operations, Inc., 4.05%, 12/15/22@	361,205	363,802
Total Leisure Time		857,095

Lodging — 2.6%
Caesars Entertainment Resort Properties LLC, 4.73%, 10/09/20@	243,687	245,337
Caesars Growth Properties Holdings LLC, 4.23%, 05/10/21@	243,736	245,259
Hilton Worldwide Finance LLC, 3.22%, 10/25/23@	205,079	205,905
Total Lodging		696,501

Machinery – Diversified — 1.5%
RBS Global, Inc., 3.90%, 08/21/23@	194,742	195,025
RBS Global, Inc., 3.98%, 08/21/23@	38,518	38,574
RBS Global, Inc., 4.04%, 08/21/23@	181,759	182,024
Total Machinery – Diversified		415,623

Media — 1.7%
Altice US Finance I Corp., 3.47%, 07/28/25@	246,198	244,454
iHeartCommunications, Inc., 7.98%, 01/30/19@	250,000	205,156
Total Media		449,610

Miscellaneous Manufacturing — 0.6%
Gates Global LLC, 4.55%, 03/29/24@	174,943	175,152
Investments	Principal	Value
TERM LOANS (continued)

Oil & Gas — 2.8%
Chesapeake Energy Corp., 8.69%, 08/23/21@	$500,000	$531,125
Fieldwood Energy LLC, 8.30%, 08/31/20@	250,000	235,937
Total Oil & Gas		767,062

Packaging & Containers — 5.3%
Proampac PG Borrower LLC, 5.17%, 11/20/23@	150,620	152,668
Proampac PG Borrower LLC, 5.18%, 11/20/23@	115,318	116,886
Proampac PG Borrower LLC, 5.21%, 11/20/23@	231,562	234,710
Reynolds Group Holdings, Inc., 4.23%, 02/05/23@	446,977	448,045
SIG Combibloc, 4.23%, 03/11/22 (Luxembourg)@	474,464	478,409
Total Packaging & Containers		1,430,718

Pharmaceuticals — 1.7%
Valeant Pharmaceuticals International, Inc., 5.83%, 04/01/22@	458,596	465,356

Real Estate — 1.8%
DTZ US Borrower LLC, 4.42%, 11/04/21@	146,811	146,802
DTZ US Borrower LLC, 4.45%, 11/04/21@	326,703	326,684
DTZ US Borrower LLC, 4.55%, 11/04/21@	21,436	21,434
Total Real Estate		494,920

Retail — 12.3%
1011778 BC ULC, 3.48%, 02/16/24 (Canada)@	227,189	226,835
1011778 BC ULC, 3.54%, 02/16/24 (Canada)@	144,855	144,629
CEC Entertainment, Inc., 4.23%, 02/15/21@	487,406	486,087
Michaels Stores, Inc., 3.84%, 09/16/23@	51,592	51,530
Michaels Stores, Inc., 3.91%, 09/16/23@	8,895	8,885
Michaels Stores, Inc., 3.98%, 09/16/23@	139,744	139,578

See accompanying Notes to Financial Statements.

91

ADVISORSHARES PACIFIC ASSET ENHANCED FLOATING RATE ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
TERM LOANS (continued)

Retail (continued)
Neiman Marcus Group Ltd. LLC, 4.34%, 10/25/20@	$488,636	$368,920
Petco Animal Supplies, Inc., 4.17%, 01/26/23@	496,231	449,585
PetSmart, Inc., 4.22%, 03/10/22@	490,000	457,469
Rite Aid Corp., 5.98%, 08/21/20@	250,000	252,709
Smart & Final Stores LLC, 4.73%, 11/15/22@	105,520	101,739
Smart & Final Stores LLC, 4.80%, 11/15/22@	144,480	139,303
SRS Distribution Inc., 4.55%, 08/25/22@	496,222	498,859
Total Retail		3,326,128

Semiconductors — 1.4%
Microsemi Corp., 3.33%, 01/15/23@	99,875	100,152
ON Semiconductor Corp., 3.48%, 03/31/23@	283,673	284,333
Total Semiconductors		384,485

Software — 1.6%
Infor US, Inc., 4.05%, 02/01/22@	181,564	180,641
Solera LLC, 4.48%, 03/03/23@	246,875	248,002
Total Software		428,643
Total Term Loans
(Cost $19,999,703)		19,816,789

CORPORATE BONDS — 10.0%

Commercial Services — 1.8%
Ahern Rentals, Inc., 7.38%, 05/15/23‡	250,000	206,250
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23‡	250,000	272,290
Total Commercial Services		478,540

Diversified Financial Services — 0.9%
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 04/01/20‡	250,000	257,500

Electric — 1.0%
Dynegy, Inc., 6.75%, 11/01/19	250,000	259,062
Investments	Principal/ Shares	Value
CORPORATE BONDS (continued)

Healthcare – Services — 0.9%
Tenet Healthcare Corp., 8.00%, 08/01/20	$250,000	$253,438

Home Builders — 1.0%
Lennar Corp., 4.50%, 06/15/19	250,000	259,375

Lodging — 1.5%
Caesars Entertainment Resort Properties LLC, 8.00%, 10/01/20	125,000	129,062
MGM Resorts International, 6.75%, 10/01/20	250,000	277,600
Total Lodging		406,662

Media — 1.0%
CSC Holdings LLC, 6.63%, 10/15/25‡	250,000	275,650

Retail — 0.9%
Landry's, Inc., 6.75%, 10/15/24‡	250,000	256,563

Telecommunications — 1.0%
Sprint Communications, Inc., 6.00%, 11/15/22	250,000	265,625

Total Corporate Bonds
(Cost $2,661,275)		2,712,415

MONEY MARKET FUND — 16.8%
JPMorgan U.S. Government Money Market Fund – Institutional Class, 0.82%(a)
(Cost $4,563,296)	4,563,296	4,563,296

Total Investments – 99.8%
(Cost $27,224,274)		27,092,500
Other Assets in Excess of Liabilities – 0.2%		50,567
Net Assets — 100.0%		$27,143,067

LP — Limited Partnership

See accompanying Notes to Financial Statements.

92

ADVISORSHARES PACIFIC ASSET ENHANCED FLOATING RATE ETF
Schedule of Investments (continued)

June 30, 2017

@	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2017.
‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(a)	Rate shown reflects the 7-day yield as of June 30, 2017.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Advertising	1.6%
Aerospace & Defense	3.4
Auto Parts & Equipment	2.3
Building Materials	1.8
Chemicals	0.8
Coal	0.9
Commercial Services	5.9
Computers	1.5
Distribution/Wholesale	5.4
Diversified Financial Services	0.9
Electric	2.8
Entertainment	1.4
Environmental Control	0.9
Food	3.1
Hand/Machine Tools	1.7
Healthcare – Services	4.0
Home Builders	1.0
Insurance	0.9
Internet	1.8
Leisure Time	3.2
Lodging	4.1
Machinery – Diversified	1.5
Media	2.7
Miscellaneous Manufacturing	0.6
Oil & Gas	2.8
Packaging & Containers	5.3
Pharmaceuticals	1.7
Real Estate	1.8
Retail	13.2
Semiconductors	1.4
Software	1.6
Telecommunications	1.0

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of
Net Assets
Money Market Fund	16.8%
Total Investments	99.8
Other Assets in Excess of Liabilities	0.2
Net Assets	100.0%

See accompanying Notes to Financial Statements.

93

ADVISORSHARES PACIFIC ASSET ENHANCED FLOATING RATE ETF
Schedule of Investments (continued)

June 30, 2017

Total Return Swaps contracts outstanding as of June 30, 2017:

Reference Entity	Number of Contracts	Annual Financing Rate Received (Paid)	Termination Date	Notional Amounts	Fair Value	Unrealized Appreciation/ (Depreciation)
iBoxx USD Liquid Leveraged Loans Index	4,000,000	(1.15)%	12/20/2017	$4,000,000	$3,976,957	$(23,043)

Morgan Stanley acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon floating financing rate.

See accompanying Notes to Financial Statements.

94

ADVISORSHARES PERITUS HIGH YIELD ETF
Schedule of Investments

June 30, 2017

Investments	Principal	Value
CORPORATE BONDS — 68.9%

Aerospace/Defense — 1.1%
Triumph Group, Inc., 5.25%, 06/01/22	$1,802,000	$1,799,748

Agriculture — 1.0%
Alliance One International, Inc., 8.50%, 04/15/21‡(a)	1,612,000	1,684,540

Auto Parts & Equipment — 2.4%
American Axle & Manufacturing, Inc., 6.25%, 04/01/25‡(a)	444,000	434,010
American Axle & Manufacturing, Inc., 6.50%, 04/01/27‡(a)	444,000	432,900
Dana Financing Luxembourg Sarl, 5.75%, 04/15/25‡(a)	1,344,000	1,394,400
Titan International, Inc., 6.88%, 10/01/20(a)	1,756,000	1,830,630
Total Auto Parts & Equipment		4,091,940

Banks — 0.3%
Provident Funding Associates LP/PFG Finance Corp., 6.38%, 06/15/25‡	530,000	544,575

Beverages — 0.8%
Beverages & More, Inc., 11.50%, 06/15/22‡	1,449,000	1,412,775

Biotechnology — 1.6%
AMAG Pharmaceuticals, Inc., 7.88%, 09/01/23‡(a)	2,862,000	2,765,407

Chemicals — 4.0%
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25%, 06/15/23‡(a)	2,444,000	2,566,200
Hexion, Inc., 10.00%, 04/15/20	2,649,000	2,642,377
Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 04/01/25‡	1,571,000	1,625,985
Total Chemicals		6,834,562

Commercial Services — 5.2%
Alpine Finance Merger Sub LLC, 6.88%, 08/01/25‡	1,600,000	1,632,000
Investments	Principal	Value
CORPORATE BONDS (continued)

Commercial Services (continued)
Brand Energy & Infrastructure Services, Inc., 8.50%, 07/15/25‡(a)	$964,000	$1,000,150
Hertz Corp. (The), 7.63%, 06/01/22‡(a)	1,450,000	1,450,145
Laureate Education, Inc., 8.25%, 05/01/25‡	1,166,000	1,253,450
Quad/Graphics, Inc., 7.00%, 05/01/22(a)	1,723,000	1,763,198
StoneMor Partners LP/Cornerstone Family Services of West Virginia Subsidiary, 7.88%, 06/01/21(a)	1,742,000	1,737,645
Total Commercial Services		8,836,588

Computers — 1.7%
Harland Clarke Holdings Corp., 9.25%, 03/01/21‡	2,988,000	2,924,505

Cosmetics/Personal Care — 0.3%
High Ridge Brands Co., 8.88%, 03/15/25‡	444,000	444,555

Diversified Financial Services — 4.2%
CNG Holdings, Inc., 9.38%, 05/15/20‡	1,942,000	1,728,380
Exela Intermediate LLC/Exela Finance, Inc., 10.00%, 07/15/23‡	1,500,000	1,485,000
Navient Corp., 6.75%, 06/25/25	1,208,000	1,248,021
Orchestra Borrower LLC/Orchestra Co.-Issuer, Inc., 6.75%, 06/15/22‡	964,000	995,716
Springleaf Finance Corp., 6.13%, 05/15/22	1,401,000	1,481,557
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25‡	226,000	231,650
Total Diversified Financial Services		7,170,324

Electrical Components & Equipment — 1.6%
Artesyn Embedded Technologies, Inc., 9.75%, 10/15/20‡	2,800,000	2,716,000

See accompanying Notes to Financial Statements

95

ADVISORSHARES PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
CORPORATE BONDS (continued)

Energy – Alternate Sources — 1.0%
Enviva Partners LP/Enviva Partners Finance Corp., 8.50%, 11/01/21‡	$1,566,000	$1,677,577

Engineering & Construction — 0.6%
Tutor Perini Corp., 6.88%, 05/01/25‡(a)	917,000	967,435

Entertainment — 2.7%
AMC Entertainment Holdings, Inc., 6.13%, 05/15/27‡(a)	1,344,000	1,421,697
CCM Merger, Inc., 6.00%, 03/15/22‡	1,441,000	1,480,627
Eldorado Resorts, Inc., 6.00%, 04/01/25‡	1,571,000	1,671,151
Total Entertainment		4,573,475

Food — 4.3%
Bi-Lo LLC/Bi-Lo Finance Corp., 9.25%, 02/15/19‡(a)	2,995,000	2,575,700
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25‡	917,000	972,020
Simmons Foods, Inc., 7.88%, 10/01/21‡	1,672,000	1,780,680
SUPERVALU, Inc., 6.75%, 06/01/21(a)	2,031,000	2,000,535
Total Food		7,328,935

Healthcare – Products — 2.6%
Greatbatch Ltd., 9.13%, 11/01/23‡	1,593,000	1,700,528
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.63%, 10/15/23‡(a)	2,884,000	2,646,070
Total Healthcare – Products		4,346,598

Healthcare – Services — 2.5%
CHS/Community Health Systems, Inc., 6.25%, 03/31/23	1,312,000	1,359,363
Surgery Center Holdings, Inc., 6.75%, 07/01/25‡	1,449,000	1,470,735
THC Escrow Corp. III, 7.00%, 08/01/25‡(a)	1,452,000	1,450,185
Total Healthcare – Services		4,280,283

Home Builders — 1.5%
Beazer Homes USA, Inc., 6.75%, 03/15/25	1,103,000	1,152,635
Investments	Principal	Value
CORPORATE BONDS (continued)

Home Builders (continued)
Century Communities, Inc., 5.88%, 07/15/25‡	$1,401,000	$1,397,497
Total Home Builders		2,550,132

Insurance — 1.0%
USIS Merger Sub, Inc., 6.88%, 05/01/25‡	1,605,000	1,637,100

Lodging — 0.8%
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 5.88%, 05/15/25‡	1,401,000	1,369,478

Machinery – Diversified — 1.7%
Tennant Co., 5.63%, 05/01/25‡	917,000	967,435
Xerium Technologies, Inc., 9.50%, 08/15/21	1,778,000	1,893,570
Total Machinery – Diversified		2,861,005

Media — 2.1%
Lee Enterprises, Inc., 9.50%, 03/15/22‡(a)	2,212,000	2,289,420
Salem Media Group, Inc., 6.75%, 06/01/24‡	1,166,000	1,198,065
Total Media		3,487,485

Metal Fabricate/Hardware — 1.0%
Park-Ohio Industries, Inc., 6.63%, 04/15/27‡	1,605,000	1,688,259

Miscellaneous Manufacturing — 0.9%
Techniplas LLC, 10.00%, 05/01/20‡	1,828,000	1,581,220

Oil & Gas — 4.7%
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22‡	917,000	921,585
Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.50%, 01/15/21‡	1,536,000	1,781,760
Carrizo Oil & Gas, Inc., 8.25%, 07/15/25	1,250,000	1,281,250
Delek Logistics Partners LP, 6.75%, 05/15/25‡	482,000	489,230

See accompanying Notes to Financial Statements

96

ADVISORSHARES PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
CORPORATE BONDS (continued)

Oil & Gas (continued)
Murphy Oil USA, Inc., 5.63%, 05/01/27	$226,000	$235,887
Sanchez Energy Corp., 7.75%, 06/15/21(a)	1,670,000	1,519,700
Ultra Resources, Inc., 6.88%, 04/15/22‡	917,000	911,269
Ultra Resources, Inc., 7.13%, 04/15/25‡(a)	917,000	905,538
Total Oil & Gas		8,046,219

Oil & Gas Services — 0.6%
Exterran Energy Solutions LP/EES Finance Corp., 8.13%, 05/01/25‡	917,000	937,633

Packaging & Containers — 0.8%
BWAY Holding Co., 5.50%, 04/15/24‡	899,000	920,351
BWAY Holding Co., 7.25%, 04/15/25‡	444,000	451,770
Total Packaging & Containers		1,372,121

Pharmaceuticals — 2.6%
Horizon Pharma, Inc./Horizon Pharma USA, Inc., 8.75%, 11/01/24‡(a)	2,486,000	2,535,720
Valeant Pharmaceuticals International, Inc., 6.50%, 03/15/22‡	899,000	945,074
Valeant Pharmaceuticals International, Inc., 7.00%, 03/15/24‡	899,000	947,321
Total Pharmaceuticals		4,428,115

Pipelines — 2.8%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 04/01/23	1,536,000	1,566,720
Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.25%, 02/15/21	1,671,000	1,696,065
SemGroup Corp., 6.38%, 03/15/25‡	1,566,000	1,522,935
Total Pipelines		4,785,720

REITS — 0.5%
iStar, Inc., 6.00%, 04/01/22	895,000	919,613
Investments	Principal	Value
CORPORATE BONDS (continued)

Retail — 3.8%
Cumberland Farms, Inc., 6.75%, 05/01/25‡	$461,000	$486,355
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., 8.63%, 06/15/20(a)	2,652,000	2,519,400
Guitar Center, Inc., 6.50%, 04/15/19‡	1,879,000	1,641,776
Sonic Automotive, Inc., 6.13%, 03/15/27‡	1,761,000	1,756,598
Total Retail		6,404,129

Semiconductors — 1.1%
Amkor Technology, Inc., 6.38%, 10/01/22	1,818,000	1,899,810

Software — 1.1%
CURO Financial Technologies Corp., 12.00%, 03/01/22‡	1,724,000	1,814,510

Telecommunications — 4.0%
Frontier Communications Corp., 11.00%, 09/15/25	2,845,000	2,652,962
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 12.50%, 07/01/22‡	1,382,000	1,577,208
Windstream Services LLC, 7.75%, 10/01/21(a)	2,681,000	2,533,545
Total Telecommunications		6,763,715
Total Corporate Bonds
(Cost $115,345,492)		116,946,086

TERM LOANS — 19.6%

Coal — 2.4%
Foresight Energy LLC, 7.05%, 03/16/22@	1,995,000	1,905,235
Murray Energy Corp., 9.05%, 04/16/20@	2,238,703	2,160,348
Total Coal		4,065,583

Commercial Services — 2.8%
Constellis Holdings LLC, 6.30%, 04/13/24@	2,000,000	1,980,000
Jackson Hewitt Tax Service, Inc., 8.17%, 07/24/20@	2,920,000	2,803,200
Total Commercial Services		4,783,200

See accompanying Notes to Financial Statements

97

ADVISORSHARES PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
TERM LOANS (continued)

Electronics — 2.7%
Isola USA Corp., 0.00%, 11/29/18^@	$4,171,105	$2,655,542
KEMET Corp., 7.17%, 04/29/24@	2,000,000	2,010,000
Total Electronics		4,665,542

Food — 2.8%
Flavors Holdings, Inc., 7.05%, 04/03/20@	2,464,271	2,328,736
Shearer's Foods LLC, 8.05%, 06/30/22@	2,431,000	2,364,147
Total Food		4,692,883

Forest Products & Paper — 2.2%
Appvion, Inc., 7.75%, 06/28/19@	743,583	723,447
Appvion, Inc., 7.79%, 06/28/19@	1,275,442	1,240,903
Verso Paper Holdings LLC, 12.24%, 10/14/21@	1,571,568	1,573,532
Verso Paper Holdings LLC, 13.75%, 10/14/21@	179,542	179,767
Total Forest Products & Paper		3,717,649

Healthcare – Services — 1.3%
Radnet Management, Inc., 8.29%, 03/19/21@	2,113,333	2,123,900

Oil & Gas — 1.8%
Osum Production Corp., 6.80%, 07/31/20@	3,833,107	3,085,651

Retail — 0.9%
General Nutrition Centers, Inc., 3.73%, 03/04/19@	1,671,575	1,580,683

Telecommunications — 1.4%
Global Tel*Link Corp., 9.05%, 11/20/20@	2,375,000	2,372,043

Transportation — 1.3%
YRC Worldwide, Inc., 8.73%, 02/13/19@	2,208,541	2,152,566

Total Term Loans
(Cost $35,322,093)		33,239,700
Investments	Principal/ Shares	Value
FOREIGN BONDS — 10.2%

Commercial Services — 0.9%
GW Honos Security Corp., 8.75%, 05/15/25 (Canada)‡	$1,401,000	$1,469,299

Environmental Control — 0.5%
GFL Environmental, Inc., 5.63%, 05/01/22 (Canada)‡	928,000	953,520

Food — 1.2%
JBS USA LUX SA/JBS USA Finance, Inc., 8.25%, 02/01/20 (Brazil)‡	2,000,000	2,010,000

Mining — 3.7%
First Quantum Minerals Ltd., 7.25%, 04/01/23 (Zambia)‡	1,000,000	980,000
First Quantum Minerals Ltd., 7.50%, 04/01/25 (Zambia)‡(a)	1,000,000	980,000
IAMGOLD Corp., 7.00%, 04/15/25 (Canada)‡	1,801,000	1,859,532
New Gold, Inc., 6.38%, 05/15/25 (Canada)‡	928,000	958,160
Taseko Mines Ltd., 8.75%, 06/15/22 (Canada)‡	1,449,000	1,449,000
Total Mining		6,226,692

Oil & Gas — 2.0%
Northern Blizzard Resources, Inc., 7.25%, 02/01/22 (Canada)‡	1,743,000	1,748,447
Vermilion Energy, Inc., 5.63%, 03/15/25 (Canada)‡(a)	1,761,000	1,738,987
Total Oil & Gas		3,487,434

Transportation — 1.9%
Global Ship Lease, Inc., 10.00%, 04/01/19 (United Kingdom)‡	3,262,000	3,286,465

Total Foreign Bonds
(Cost $17,051,213)		17,433,410

MONEY MARKET FUND — 3.6%
JPMorgan U.S. Government Money Market Fund – Institutional Class, 0.82%(b) (Cost $6,055,419)	6,055,419	6,055,419

See accompanying Notes to Financial Statements

98

ADVISORSHARES PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
REPURCHASE AGREEMENTS — 15.1%(c)
BNP Paribas Securities Corp., dated 06/30/17, due 07/03/17, 1.11%, total to be received $867,978, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/28/17 – 09/09/49, totaling $882,105)	$867,898	$867,898
Citigroup Global Markets, Inc., dated 06/30/17, due 07/03/17, 1.10%, total to be received $808,261, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.75%, 07/27/17 – 07/01/47, totaling $821,763)	808,187	808,187
Daiwa Capital Markets America, dated 06/30/17, due 07/03/17, 1.15%, total to be received $5,965,554, (collateralized by various U.S. Government Agency Obligations, 0.00% – 6.50%, 07/13/17 – 12/01/51, totaling $6,067,602)	5,964,982	5,964,982
HSBC Securities USA, Inc., dated 06/30/17, due 07/03/17, 1.06%, total to be received $1,056,516, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.25%, 07/15/17 – 01/15/37, totaling $1,076,086)	1,056,423	1,056,423
NBC Global Finance Ltd., dated 06/30/17, due 07/03/17, 1.20%, total to be received $5,000,500, (collateralized by various U.S. Government Agency Obligations, 0.00% – 2.50%, 08/15/21 – 09/09/49, totaling $5,067,225)	5,000,000	5,000,000
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Nomura Securities International, Inc., dated 06/30/17, due 07/03/17, 1.13%, total to be received $5,965,544, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.50%, 07/10/17 – 06/20/67, totaling $6,067,505)	$5,964,982	$5,964,982
RBC Dominion Securities, Inc., dated 06/30/17, due 07/03/17, 1.08%, total to be received $5,965,519, (collateralized by various U.S. Government Agency Obligations, 1.38% – 7.00%, 02/19/19 – 06/01/47, totaling $6,065,667)	5,964,982	5,964,982
Total Repurchase Agreements
(Cost $25,627,454)		25,627,454

Total Investments – 117.4%
(Cost $199,401,671)		199,302,069
Liabilities in Excess of Other Assets – (17.4%)		(29,492,127)
Net Assets — 100.0%		$169,809,942

LP — Limited Partnership

REITS — Real Estate Investment Trusts

^	Is in default.
@	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2017.
‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $32,772,645; the aggregate market value of the collateral held by the fund is $33,531,462. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $7,904,008.
(b)	Rate shown reflects the 7-day yield as of June 30, 2017.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements

99

ADVISORSHARES PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2017

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Aerospace/Defense	1.1%
Agriculture	1.0
Auto Parts & Equipment	2.4
Banks	0.3
Beverages	0.8
Biotechnology	1.6
Chemicals	4.0
Coal	2.4
Commercial Services	8.9
Computers	1.7
Cosmetics/Personal Care	0.3
Diversified Financial Services	4.2
Electrical Components & Equipment	1.6
Electronics	2.7
Energy – Alternate Sources	1.0
Engineering & Construction	0.6
Entertainment	2.7
Environmental Control	0.5
Food	8.3
Forest Products & Paper	2.2
Healthcare – Products	2.6
Healthcare – Services	3.8
Home Builders	1.5
Insurance	1.0
Lodging	0.8
Machinery – Diversified	1.7
Media	2.1
Metal Fabricate/Hardware	1.0
Mining	3.7
Miscellaneous Manufacturing	0.9
Oil & Gas	8.5
Oil & Gas Services	0.6
Packaging & Containers	0.8
Pharmaceuticals	2.6
Pipelines	2.8

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of
Net Assets
REITS	0.5%
Retail	4.7
Semiconductors	1.1
Software	1.1
Telecommunications	5.4
Transportation	3.2
Money Market Fund	3.6
Repurchase Agreements	15.1
Total Investments	117.4
Liabilities in Excess of Other Assets	(17.4)
Net Assets	100.0%

See accompanying Notes to Financial Statements

100

ADVISORSHARES RANGER EQUITY BEAR ETF
Schedule of Investments

June 30, 2017

Investments	Shares	Value
EXCHANGE TRADED FUND — 38.5%

Debt Fund — 38.5%
AdvisorShares Sage Core Reserves ETF†
(Cost $67,115,250)	675,000	$67,182,750

MONEY MARKET FUNDS — 18.1%
Fidelity Institutional Money Market Government Portfolio – Class III, 0.56%(a)	31,096,510	31,096,510
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, 0.88%(a)	500,000	500,000
Total Money Market Funds
(Cost $31,596,510)		31,596,510

Total Investments Before Securities Sold, Not Yet Purchased
(Cost $98,711,760)		98,779,260

Securities Sold, Not Yet Purchased — (99.0)%

COMMON STOCKS — (99.0)%

Aerospace/Defense — (6.4)%
TransDigm Group, Inc.	(18,500)	(4,974,095)
Triumph Group, Inc.	(195,000)	(6,162,000)
Total Aerospace/Defense		(11,136,095)

Auto Parts & Equipment — (3.1)%
Cooper Tire & Rubber Co.	(149,100)	(5,382,510)

Banks — (7.3)%
Bank of Montreal (Canada)	(60,000)	(4,406,400)
TCF Financial Corp.	(270,000)	(4,303,800)
Toronto-Dominion Bank (The) (Canada)	(80,000)	(4,030,400)
Total Banks		(12,740,600)

Commercial Services — (3.0)%
Avis Budget Group, Inc.*	(100,000)	(2,727,000)
Nielsen Holdings PLC	(65,000)	(2,512,900)
Total Commercial Services		(5,239,900)

Computers — (4.6)%
NetScout Systems, Inc.*	(90,000)	(3,096,000)
Super Micro Computer, Inc.*	(198,023)	(4,881,267)
Total Computers		(7,977,267)

Distribution/Wholesale — (1.4)%
LKQ Corp.*	(73,000)	(2,405,350)
Investments	Shares	Value
COMMON STOCKS (continued)

Diversified Financial Services — (7.9)%
Alliance Data Systems Corp.	(25,000)	$(6,417,250)
Credit Acceptance Corp.*	(28,800)	(7,405,632)
Total Diversified Financial Services		(13,822,882)

Electrical Components & Equipment — (1.1)%
Acuity Brands, Inc.	(10,000)	(2,032,800)

Engineering & Construction — (5.2)%
AECOM*	(161,000)	(5,205,130)
Granite Construction, Inc.	(80,000)	(3,859,200)
Total Engineering & Construction		(9,064,330)

Food — (1.9)%
Kellogg Co.	(47,000)	(3,264,620)

Hand/Machine Tools — (3.7)%
Snap-on, Inc.	(41,100)	(6,493,800)

Healthcare – Products — (1.5)%
NuVasive, Inc.*	(35,000)	(2,692,200)

Leisure Time — (2.8)%
Harley-Davidson, Inc.	(90,000)	(4,861,800)

Media — (2.8)%
FactSet Research Systems, Inc.	(29,500)	(4,902,310)

Miscellaneous Manufacturing — (5.7)%
Actuant Corp., Class A	(175,624)	(4,320,350)
ITT, Inc.	(140,000)	(5,625,200)
Total Miscellaneous Manufacturing		(9,945,550)

REITS — (12.0)%
GGP, Inc.	(140,000)	(3,298,400)
Macerich Co. (The)	(103,000)	(5,980,180)
Simon Property Group, Inc.	(36,000)	(5,823,360)
Washington Prime Group, Inc.	(425,000)	(3,557,250)
Weingarten Realty Investors	(75,000)	(2,257,500)
Total REITS		(20,916,690)

Retail — (9.8)%
AutoNation, Inc.*	(77,000)	(3,246,320)
Genuine Parts Co.	(41,000)	(3,803,160)
O'Reilly Automotive, Inc.*	(22,000)	(4,812,280)
Signet Jewelers Ltd.	(82,500)	(5,217,300)
Total Retail		(17,079,060)

See accompanying Notes to Financial Statements.

101

ADVISORSHARES RANGER EQUITY BEAR ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Shares	Value
COMMON STOCKS (continued)

Software — (9.3)%
BroadSoft, Inc.*	(92,000)	$(3,960,600)
Cornerstone OnDemand, Inc.*	(142,500)	(5,094,375)
Fiserv, Inc.*	(26,000)	(3,180,840)
HubSpot, Inc.*	(60,000)	(3,945,000)
Total Software		(16,180,815)

Telecommunications — (9.5)%
Ciena Corp.*	(135,000)	(3,377,700)
Motorola Solutions, Inc.	(50,000)	(4,337,000)
NETGEAR, Inc.*	(63,000)	(2,715,300)
Ubiquiti Networks, Inc.*	(120,000)	(6,236,400)
Total Telecommunications		(16,666,400)

Total Securities Sold, Not Yet Purchased [Proceeds Received $(167,246,988)]		(172,804,979)

Total Investments – (42.4)%
(Cost $(68,535,228))		(74,025,719)
Other Assets in Excess of Liabilities – 142.4%		248,530,136
Net Assets — 100.0%		$174,504,417

ETF — Exchange Traded Fund

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

†	Affiliated Company.
*	Non-income producing security.
(a)	Rate shown reflects the 7-day yield as of June 30, 2017.

Cash of $164,814,793 has been segregated to cover margin requirement for open short sales as of June 30, 2017.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Aerospace/Defense	(6.4)%
Auto Parts & Equipment	(3.1)
Banks	(7.3)
Commercial Services	(3.0)
Computers	(4.6)
Debt Fund	38.5

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of
Net Assets
Distribution/Wholesale	(1.4)%
Diversified Financial Services	(7.9)
Electrical Components & Equipment	(1.1)
Engineering & Construction	(5.2)
Food	(1.9)
Hand/Machine Tools	(3.7)
Healthcare – Products	(1.5)
Leisure Time	(2.8)
Media	(2.8)
Miscellaneous Manufacturing	(5.7)
REITS	(12.0)
Retail	(9.8)
Software	(9.3)
Telecommunications	(9.5)
Money Market Funds	18.1
Total Investments	(42.4)
Other Assets in Excess of Liabilities	142.4
Net Assets	100.0%

See accompanying Notes to Financial Statements.

102

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments

June 30, 2017

Investments	Principal	Value
CORPORATE BONDS — 48.6%

Auto Manufacturers — 3.0%
Ford Motor Credit Co. LLC, 1.72%, 12/06/17	$880,000	$880,153
General Motors Co., 3.50%, 10/02/18	555,000	564,915
General Motors Financial Co., Inc., 2.63%, 07/10/17	1,065,000	1,065,110
Total Auto Manufacturers		2,510,178

Banks — 11.7%
Bank of America Corp., Series L, 2.60%, 01/15/19	415,000	419,064
Bank of America Corp., Series L, 2.65%, 04/01/19	830,000	840,351
Bank of New York Mellon Corp. (The), Series G, 2.20%, 05/15/19	420,000	423,599
Branch Banking & Trust Co., 1.61%, 01/15/20@	475,000	476,531
Capital One Financial Corp., 6.75%, 09/15/17	545,000	550,553
Capital One NA/McLean VA, Series BKNT, 2.32%, 01/30/23@	670,000	674,299
Citigroup, Inc., 1.80%, 02/05/18	840,000	840,758
Goldman Sachs Group, Inc. (The), Series FRN, 2.96%, 02/25/21@	1,065,000	1,104,491
JPMorgan Chase & Co., 2.00%, 08/15/17	530,000	530,388
JPMorgan Chase & Co., 2.68%, 03/01/21@	630,000	649,929
Morgan Stanley, Series MTN, 6.25%, 08/28/17	970,000	976,786
PNC Bank NA, Series BKTN, 4.88%, 09/21/17	298,000	300,057
US Bancorp, Series MTN, 1.79%, 01/24/22@	1,125,000	1,134,925
Wells Fargo & Co., 5.63%, 12/11/17	380,000	386,634
Wells Fargo & Co., 2.13%, 04/22/19	600,000	603,286
Total Banks		9,911,651

Biotechnology — 0.8%
Amgen, Inc., 1.50%, 05/10/19@	705,000	707,178

Building Materials — 0.5%
Vulcan Materials Co., 1.85%, 06/15/20@	430,000	430,156
Investments	Principal	Value
CORPORATE BONDS (continued)

Chemicals — 1.3%
Sherwin-Williams Co. (The), 1.35%, 12/15/17	$1,061,000	$1,059,523

Computers — 1.0%
Apple, Inc., 1.68%, 02/09/22@	870,000	879,413

Diversified Financial Services — 4.2%
Air Lease Corp., 2.13%, 01/15/18	420,000	420,799
American Express Credit Corp., Series F, 2.29%, 09/14/20@	540,000	549,706
International Lease Finance Corp., 3.88%, 04/15/18	620,000	629,556
Jefferies Group LLC, 5.13%, 04/13/18	629,000	645,297
NYSE Holdings LLC, 2.00%, 10/05/17	690,000	691,149
Synchrony Financial, 1.88%, 08/15/17	605,000	605,144
Total Diversified Financial Services		3,541,651

Electric — 1.7%
American Electric Power Co., Inc., Series E, 1.65%, 12/15/17	752,000	752,149
Edison International, 3.75%, 09/15/17	690,000	693,088
Total Electric		1,445,237

Food — 1.3%
Kroger Co. (The), 6.40%, 08/15/17	540,000	542,733
Tyson Foods, Inc., 1.76%, 06/02/20@	590,000	592,922
Total Food		1,135,655

Healthcare – Services — 0.4%
Catholic Health Initiatives, 2.60%, 08/01/18	340,000	341,887

Home Builders — 1.0%
Toll Brothers Finance Corp., 8.91%, 10/15/17	800,000	816,000

Home Furnishings — 1.0%
Whirlpool Corp., 1.65%, 11/01/17	850,000	849,946

Insurance — 1.0%
MetLife, Inc., 1.76%, 12/15/17	860,000	860,710

See accompanying Notes to Financial Statements.

103

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
CORPORATE BONDS (continued)

Internet — 1.0%
eBay, Inc., 2.50%, 03/09/18	$835,000	$839,963

Media — 1.0%
Time Warner Cable, Inc., 6.75%, 07/01/18	785,000	821,470

Miscellaneous Manufacturing — 0.9%
Eaton Corp., 1.50%, 11/02/17	750,000	750,207

Oil & Gas — 2.5%
Chevron Corp., 1.10%, 12/05/17	1,065,000	1,064,445
ConocoPhillips Co., 1.05%, 12/15/17	1,075,000	1,073,133
Total Oil & Gas		2,137,578

Pharmaceuticals — 2.0%
AbbVie, Inc., 1.80%, 05/14/18	845,000	846,245
Allergan Funding SCS, 2.48%, 03/12/20@	855,000	874,383
Total Pharmaceuticals		1,720,628

Pipelines — 1.2%
Enbridge Energy Partners LP, Series B, 6.50%, 04/15/18	400,000	414,267
Midcontinent Express Pipeline LLC, 6.70%, 09/15/19‡	537,000	577,275
Total Pipelines		991,542

REITS — 1.9%
Realty Income Corp., 2.00%, 01/31/18	260,000	260,285
Ventas Realty LP/Ventas Capital Corp., 2.00%, 02/15/18	845,000	846,258
Welltower, Inc., 4.70%, 09/15/17	500,000	502,781
Total REITS		1,609,324

Retail — 4.8%
CVS Health Corp., 1.90%, 07/20/18	840,000	842,398
Macy's Retail Holdings, Inc., 7.45%, 07/15/17	845,000	845,964
McDonald's Corp., Series GMTN, 5.80%, 10/15/17	485,000	490,477
Target Corp., 6.00%, 01/15/18	525,000	537,189
Walgreens Boots Alliance, Inc., 1.75%, 11/17/17	1,305,000	1,305,933
Total Retail		4,021,961
Investments	Principal	Value
CORPORATE BONDS (continued)

Semiconductors — 1.2%
Intel Corp., 1.35%, 12/15/17	$1,055,000	$1,054,811

Software — 1.0%
Microsoft Corp., 0.88%, 11/15/17	845,000	843,875

Telecommunications — 1.9%
AT&T, Inc., 5.50%, 02/01/18	405,000	413,760
AT&T, Inc., 2.23%, 06/30/20@	350,000	354,734
Verizon Communications, Inc., 3.65%, 09/14/18	820,000	838,416
Total Telecommunications		1,606,910

Transportation — 0.3%
Burlington Northern Santa Fe LLC, 5.75%, 03/15/18	220,000	226,674

Total Corporate Bonds
(Cost $41,035,721)		41,114,128

ASSET BACKED SECURITIES — 23.1%

Diversified Financial Services — 23.1%
Ally Auto Receivables Trust, Class A3, Series 2014-1, 0.97%, 10/15/18	58,539	58,534
American Express Credit Account Master Trust, Class A, Series 2013-2, 1.58%, 05/17/21@	1,520,000	1,526,510
American Express Credit Account Master Trust, Class A, Series 2014-1, 1.53%, 12/15/21@	400,000	401,861
American Express Credit Account Secured Note Trust, Class A, Series 2012-4, 1.40%, 05/15/20@	350,000	350,218
BA Credit Card Trust, Class A, Series 2015-A1, 1.49%, 06/15/20@	1,310,000	1,312,161
BA Credit Card Trust, Class A11, Series 2007-A11, 1.23%, 12/15/19@	700,000	700,008
Capital One Multi-Asset Execution Trust, Class A3, Series 2014-A3, 1.54%, 01/18/22@	400,000	401,838

See accompanying Notes to Financial Statements.

104

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)

Diversified Financial Services (continued)
Capital One Multi-Asset Execution Trust, Class A5, Series 2007-A5, 1.20%, 07/15/20@	$915,000	$914,993
Capital One Multi-Asset Execution Trust, Class A5, Series 2014-A5, 1.48%, 07/15/20	345,000	345,103
CarMax Auto Owner Trust, Class A2B, Series 2015-4, 1.76%, 04/15/19@	145,454	145,517
CarMax Auto Owner Trust, Class A3, Series 2016-3, 1.39%, 05/17/21	900,000	895,701
Chase Issuance Trust, Class A, Series 2013-A9, 1.58%, 11/16/20@	400,000	401,791
Chase Issuance Trust, Class A, Series 2016-A2, 1.37%, 06/15/21	345,000	342,890
Chase Issuance Trust, Class A, Series 2017-A1, 1.46%, 01/18/22@	900,000	904,096
Citibank Credit Card Issuance Trust, Class A2, Series 2017-A2, 1.74%, 01/19/21	640,000	640,980
Citibank Credit Card Issuance Trust, Class A4, Series 2013-A4, 1.64%, 07/24/20@	500,000	501,890
Citibank Credit Card Issuance Trust, Class A8, Series 2014-A8, 1.73%, 04/09/20	595,000	596,317
Discover Card Execution Note Trust, Class A1, Series 2013-A1, 1.46%, 08/17/20@	845,000	846,085
Discover Card Execution Note Trust, Class A6, Series 2013-A6, 1.61%, 04/15/21@	840,000	844,002
Fifth Third Auto Trust, Class A3, Series 2014-2, 0.89%, 11/15/18	8,045	8,044
Ford Credit Auto Owner Trust, Class A3, Series 2014-B, 0.90%, 10/15/18	55,027	55,011
Ford Credit Auto Owner Trust, Class C, Series 2014-A, 1.90%, 09/15/19	445,000	446,027
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)

Diversified Financial Services (continued)
Honda Auto Receivables Owner Trust, Class A3, Series 2014-2, 0.77%, 03/19/18	$5,089	$5,087
Honda Auto Receivables Owner Trust, Class A3, Series 2014-3, 0.88%, 06/15/18	138,652	138,605
Honda Auto Receivables Owner Trust, Class A3, Series 2015-1, 1.05%, 10/15/18	612,374	611,840
Honda Auto Receivables Owner Trust, Class A3, Series 2016-4, 1.21%, 12/18/20	680,000	674,699
Hyundai Auto Receivables Trust, Class A2A, Series 2015-C, 0.99%, 11/15/18	256,528	256,349
Hyundai Auto Receivables Trust, Class A3, Series 2015-B, 1.12%, 11/15/19	975,816	974,009
Nissan Auto Receivables Owner Trust, Class A2A, Series 2015-C, 0.87%, 11/15/18	187,986	187,852
Nissan Auto Receivables Owner Trust, Class A3, Series 2015-A, 1.05%, 10/15/19	692,090	690,935
Nissan Auto Receivables Owner Trust, Class A3, Series 2016-C, 1.18%, 01/15/21	625,000	620,654
Synchrony Credit Card Master Note Trust, Class A, Series 2015-2, 1.60%, 04/15/21	400,000	400,125
Toyota Auto Receivables, Class A2A, Series 2016-C, 1.00%, 01/15/19	719,154	718,392
Toyota Auto Receivables Owner Trust, Class A2A, Series 2016-A, 1.03%, 07/16/18	488,162	487,970
Verizon Owner Trust, Class A, Series 2016-1A, 1.42%, 01/20/21‡	665,000	662,542
World Financial Network Credit Card Master Trust, Class A, Series 2012-B, 1.76%, 05/17/21	450,000	450,040
Total Asset Backed Securities
(Cost $19,505,848)		19,518,676

See accompanying Notes to Financial Statements.

105

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
FOREIGN BONDS — 10.2%

Banks — 5.0%
Bank of Nova Scotia (The), 1.38%, 12/18/17 (Canada)	$840,000	$839,673
BNP Paribas SA, Series MTN, 2.38%, 09/14/17 (France)	946,000	947,626
Caisse Centrale Desjardins, 1.55%, 09/12/17 (Canada)‡	860,000	860,074
Royal Bank of Canada, Series MTN, 1.50%, 01/16/18 (Canada)	285,000	285,117
Royal Bank of Canada, Series GMTN, 1.80%, 07/30/18 (Canada)	630,000	630,910
Sumitomo Mitsui Financial Group, Inc., 2.90%, 03/09/21 (Japan)@	615,000	633,832
Total Banks		4,197,232

Beverages — 1.0%
Anheuser-Busch InBev Finance, Inc., 1.90%, 02/01/19 (Belgium)	840,000	842,203

Diversified Financial Services — 0.5%
Nomura Holdings, Inc., Series GMTN, 2.75%, 03/19/19 (Japan)	415,000	419,327

Mining — 1.0%
Glencore Finance Canada Ltd., 2.70%, 10/25/17 (Switzerland)‡	840,000	841,323

Oil & Gas — 1.0%
BP Capital Markets PLC, 1.38%, 05/10/18 (United Kingdom)	500,000	499,033
Petroleos Mexicanos, 3.50%, 01/30/23 (Mexico)	385,000	369,985
Total Oil & Gas		869,018

Sovereign — 0.7%
Export-Import Bank of Korea, 1.75%, 02/27/18 (South Korea)	620,000	619,489

Telecommunications — 1.0%
Vodafone Group PLC, 1.50%, 02/19/18 (United Kingdom)	845,000	844,933

Total Foreign Bonds
(Cost $8,638,936)		8,633,525
Investments	Principal	Value
MORTGAGE BACKED SECURITIES — 9.4%

Commercial Mortgage Backed Securities — 9.4%
Banc of America Commercial Mortgage Trust, Class AM, Series 2007-4, 6.16%, 02/10/51@	$139,426	$139,474
Bear Stearns Commercial Mortgage Securities Trust, Class A4, Series 2007-T28, 5.74%, 09/11/42@	172,650	172,973
Bear Stearns Commercial Mortgage Securities Trust, Class A4, Series 2007-PW17, 5.69%, 06/11/50@	251,337	252,610
CD Mortgage Trust, Class A4, Series 2007-CD5, 5.89%, 11/15/44@	101,341	101,428
CFCRE Commercial Mortgage Trust, Class A2, Series 2011-C2, 3.06%, 12/15/47	1,343	1,342
COMM Mortgage Trust, Class A2, Series 2013-CR6, 2.12%, 03/10/46	491,489	492,416
COMM Mortgage Trust, Class A2, Series 2013-LC13, 3.01%, 08/10/46	415,000	420,942
Fannie Mae Connecticut Avenue Securities, Class 1M1, Series 2014-C02, 2.17%, 05/25/24@	363,246	364,836
Fannie Mae Connecticut Avenue Securities, Class 1M1, Series 2014-C03, 2.42%, 07/25/24@	375,290	375,916
Fannie Mae Connecticut Avenue Securities, Class 1M1, Series 2016-C04, 2.67%, 01/25/29@	1,339,893	1,356,881
Fannie Mae Connecticut Avenue Securities, Class 1M1, Series 2016-C06, 2.52%, 04/25/29@	1,192,674	1,209,508
Fannie Mae Connecticut Avenue Securities, Class 1M1, Series 2017-C03, 2.17%, 10/25/29@	817,158	821,356

See accompanying Notes to Financial Statements.

106

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Commercial Mortgage Backed Securities (continued)
Freddie Mac REMICS, Class ED, Series 2010-3645, 2.50%, 12/15/20	$419,926	$422,429
Freddie Mac Structured Agency Credit Risk Debt Notes, Class M2, Series 2014-DN3, 3.62%, 08/25/24@	88,525	88,916
HILT Mortgage Trust, Class C, Series 2014-ORL, 2.76%, 07/15/29@‡	580,000	572,964
HILT Mortgage Trust, Class XEXT, Series 2014-ORL, 1.10%, 07/15/29@‡(a)	6,598,125	6,186
LB-UBS Commercial Mortgage Trust, Class A3, Series 2007-C7, 5.87%, 09/15/45@	187,581	188,770
Morgan Stanley Capital I Trust, Class A4, Series 2007-IQ16, 5.81%, 12/12/49	89,465	89,729
WFRBS Commercial Mortgage Trust, Class A2, Series 2013-C13, 1.96%, 05/15/45	845,000	846,707
Total Mortgage Backed Securities
(Cost $7,893,164)		7,925,383

U.S. TREASURY NOTES — 6.5%
U.S. Treasury Note, 0.88%, 01/15/18	1,690,000	1,687,447
U.S. Treasury Note, 1.25%, 11/30/18	3,800,000	3,795,546
Total U.S. Treasury Notes
(Cost $5,484,781)		5,482,993

U.S. TREASURY BILL — 0.1%
U.S. Treasury Bill, 0.99%, 11/02/17(b)
(Cost $99,666)	100,000	99,649
Investments	Shares	Value
MONEY MARKET FUND — 6.3%
JPMorgan U.S. Government Money Market Fund — Institutional Class, 0.82%(c)
(Cost $5,301,093)	5,301,093	$5,301,093

Total Investments – 104.2%
(Cost $87,959,209)		88,075,447
Liabilities in Excess of Other Assets – (4.2%)		(3,556,078)
Net Assets — 100.0%		$84,519,369

LP — Limited Partnership

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

@	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2017.
‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(a)	Security fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees.
(b)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(c)	Rate shown reflects the 7-day yield as of June 30, 2017.

See accompanying Notes to Financial Statements.

107

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2017

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Auto Manufacturers	3.0%
Banks	16.7
Beverages	1.0
Biotechnology	0.8
Building Materials	0.5
Chemicals	1.3
Commercial Mortgage Backed Securities	9.4
Computers	1.0
Diversified Financial Services	27.8
Electric	1.7
Food	1.3
Healthcare – Services	0.4
Home Builders	1.0
Home Furnishings	1.0
Insurance	1.0
Internet	1.0
Media	1.0
Mining	1.0
Miscellaneous Manufacturing	0.9
Oil & Gas	3.5
Pharmaceuticals	2.0
Pipelines	1.2
REITS	1.9
Retail	4.8
Semiconductors	1.2
Software	1.0
Sovereign	0.7
Telecommunications	2.9
Transportation	0.3
U.S. Treasury Bill	0.1
U.S. Treasury Notes	6.5
Money Market Fund	6.3
Total Investments	104.2
Liabilities in Excess of Other Assets	(4.2)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

108

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF
Schedule of Investments

June 30, 2017

Investments	Shares/ Contracts	Value
EXCHANGE TRADED FUNDS — 94.1%

Asset Allocation Fund — 2.0%
SPDR Bloomberg Barclays Convertible Securities ETF	7,197	$357,115

Debt Fund — 14.9%
PowerShares Fundamental High Yield Corporate Bond Portfolio	45,261	860,864
SPDR Doubleline Total Return Tactical ETF	17,649	868,508
Vanguard Intermediate-Term Bond ETF	10,328	873,026
Total Debt Fund		2,602,398

Equity Fund — 77.2%
Financial Select Sector SPDR Fund	27,526	679,067
iShares MSCI EAFE ETF	25,175	1,641,410
iShares MSCI Emerging Markets ETF	20,971	867,990
iShares Russell 2000 ETF	7,386	1,040,835
SPDR S&P 500 ETF Trust(a)	36,203	8,753,885
Vanguard REIT ETF	6,067	504,956
Total Equity Fund		13,488,143
Total Exchange Traded Funds
(Cost $14,948,424)		16,447,656

MONEY MARKET FUND — 5.6%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 0.84%(b) (Cost $981,441)	981,441	981,441

PURCHASED PUT OPTION — 0.4%
SPDR S&P 500 ETF Trust, Option expiring 09/15/17, Strike Price $244.00 (Cost $63,248)	143	77,434

Total Investments Before Written Options – 100.1%
(Cost $15,993,113)		17,506,531

WRITTEN CALL OPTIONS — (0.0)%**
iShares MSCI Emerging Markets ETF, expiring 07/21/17, Strike Price $42.50	(105)	(1,522)
SPDR S&P 500 ETF Trust, expiring 07/21/17, Strike Price $248.00	(217)	(2,496)
Total Written Call Options
[Premiums Received $(16,977)]		(4,018)

Investments	Value
Total Investments – 100.1%
(Cost $15,976,136)	$17,502,513
Liabilities in Excess of Other Assets – (0.1%)	(26,002)
Net Assets — 100.0%	$17,476,511

ETF — Exchange Traded Fund

**	Less than 0.05%.
(a)	All or a portion of this security has been pledged as collateral for option contracts. The aggregate market value of the collateral was $2,302,903 as of June 30, 2017.
(b)	Rate shown reflects the 7-day yield as of June 30, 2017.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Asset Allocation Fund	2.0%
Debt Fund	14.9
Equity Fund	77.2
Purchased Put Option	0.4
Written Call Option	(0.0)**
Money Market Fund	5.6
Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

**	Less than 0.05%.

See accompanying Notes to Financial Statements.

109

ADVISORSHARES WILSHIRE BUYBACK ETF
(Formerly AdvisorShares TrimTabs Float Shrink ETF)
Schedule of Investments

June 30, 2017

Investments	Shares	Value
COMMON STOCKS — 97.8%

Aerospace/Defense — 2.9%
Raytheon Co.	6,029	$973,563
Spirit AeroSystems Holdings, Inc., Class A	55,119	3,193,595
Total Aerospace/Defense		4,167,158

Airlines — 4.9%
Delta Air Lines, Inc.	66,921	3,596,334
United Continental Holdings, Inc.*	44,935	3,381,359
Total Airlines		6,977,693

Apparel — 1.3%
Carter's, Inc.	20,418	1,816,181

Auto Parts & Equipment — 3.1%
Goodyear Tire & Rubber Co. (The)	56,013	1,958,214
Lear Corp.	17,422	2,475,318
Total Auto Parts & Equipment		4,433,532

Banks — 7.3%
Citigroup, Inc.	22,387	1,497,242
Goldman Sachs Group, Inc. (The)	6,581	1,460,324
JPMorgan Chase & Co.	10,482	958,055
M&T Bank Corp.	7,109	1,151,302
Morgan Stanley	37,635	1,677,016
PNC Financial Services Group, Inc. (The)	8,656	1,080,875
State Street Corp.	13,751	1,233,877
US Bancorp	16,326	847,646
Zions Bancorporation	11,616	510,059
Total Banks		10,416,396

Building Materials — 1.1%
Masco Corp.	42,730	1,632,713

Chemicals — 3.0%
Albemarle Corp.	6,616	698,253
Ashland Global Holdings, Inc.	6,131	404,094
Eastman Chemical Co.	14,102	1,184,427
Valvoline, Inc.	16,825	399,089
WR Grace & Co.	21,887	1,576,083
Total Chemicals		4,261,946

Commercial Services — 4.7%
Robert Half International, Inc.	29,721	1,424,528
Sabre Corp.(a)	36,058	784,983
ServiceMaster Global Holdings, Inc.*	16,667	653,180
United Rentals, Inc.*	21,140	2,382,689
Western Union Co. (The)	78,522	1,495,844
Total Commercial Services		6,741,224
Investments	Shares	Value
COMMON STOCKS (continued)

Computers — 1.1%
NCR Corp.*	38,238	$1,561,640

Diversified Financial Services — 6.7%
American Express Co.	21,207	1,786,478
Ameriprise Financial, Inc.	14,117	1,796,953
BlackRock, Inc.	1,183	499,711
E*TRADE Financial Corp.*	22,810	867,464
FNF Group	15,361	688,633
Franklin Resources, Inc.	38,477	1,723,385
Navient Corp.	133,249	2,218,596
Total Diversified Financial Services		9,581,220

Electric — 0.5%
WEC Energy Group, Inc.	11,235	689,604

Electronics — 0.5%
Amphenol Corp., Class A	9,602	708,820

Engineering & Construction — 0.5%
Jacobs Engineering Group, Inc.	12,505	680,147

Food — 4.5%
Campbell Soup Co.	19,003	991,006
Hormel Foods Corp.	25,059	854,763
JM Smucker Co. (The)	12,506	1,479,835
Post Holdings, Inc.*(a)	8,542	663,286
Tyson Foods, Inc., Class A	37,970	2,378,061
Total Food		6,366,951

Hand/Machine Tools — 0.4%
Snap-on, Inc.	3,594	567,852

Healthcare – Products — 1.9%
DENTSPLY SIRONA, Inc.	27,413	1,777,459
Hologic, Inc.*	18,996	862,038
Total Healthcare – Products		2,639,497

Healthcare – Services — 5.0%
HCA Healthcare, Inc.*	47,756	4,164,323
Humana, Inc.	4,589	1,104,205
Quest Diagnostics, Inc.	17,264	1,919,067
Total Healthcare – Services		7,187,595

Home Builders — 1.7%
NVR, Inc.*	978	2,357,577

Housewares — 0.7%
Toro Co. (The)	13,848	959,528

Insurance — 11.9%
Aflac, Inc.	12,675	984,594

See accompanying Notes to Financial Statements.

110

ADVISORSHARES WILSHIRE BUYBACK ETF
(Formerly AdvisorShares TrimTabs Float Shrink ETF)
Schedule of Investments (continued)

June 30, 2017

Investments	Shares	Value
COMMON STOCKS (continued)

Insurance (continued)
Alleghany Corp.*	626	$372,345
Assurant, Inc.	21,690	2,249,036
Axis Capital Holdings Ltd.	27,367	1,769,550
Cincinnati Financial Corp.	5,126	371,379
Hartford Financial Services Group, Inc. (The)	34,452	1,811,142
Lincoln National Corp.	25,162	1,700,448
Principal Financial Group, Inc.	8,880	568,942
Prudential Financial, Inc.	10,171	1,099,892
RenaissanceRe Holdings Ltd. (Bermuda)	10,145	1,410,662
Torchmark Corp.	11,472	877,608
Travelers Cos., Inc. (The)	10,473	1,325,149
Voya Financial, Inc.	47,604	1,756,111
WR Berkley Corp.	9,703	671,156
Total Insurance		16,968,014

Internet — 0.4%
TripAdvisor, Inc.*	15,658	598,136

Iron/Steel — 0.6%
Steel Dynamics, Inc.	21,800	780,658

Media — 2.0%
AMC Networks, Inc., Class A*(a)	41,487	2,215,820
News Corp., Class A	46,641	638,982
Total Media		2,854,802

Miscellaneous Manufacturing — 1.3%
Donaldson Co., Inc.	15,287	696,170
Eaton Corp. PLC	14,810	1,152,662
Total Miscellaneous Manufacturing		1,848,832

Oil & Gas — 2.2%
Cabot Oil & Gas Corp.	30,657	768,878
Helmerich & Payne, Inc.(a)	44,674	2,427,585
Total Oil & Gas		3,196,463

Packaging & Containers — 0.7%
Sonoco Products Co.(a)	20,484	1,053,287

Pharmaceuticals — 8.9%
AbbVie, Inc.	12,988	941,760
AmerisourceBergen Corp.(a)	48,478	4,582,625
Bristol-Myers Squibb Co.	13,281	740,017
Cardinal Health, Inc.	28,432	2,215,422
McKesson Corp.	19,486	3,206,227
Investments	Shares	Value
COMMON STOCKS (continued)

Pharmaceuticals (continued)
Merck & Co., Inc.	14,360	$920,332
Total Pharmaceuticals		12,606,383

REITS — 0.3%
Host Hotels & Resorts, Inc.	25,582	467,383

Retail — 10.1%
Bed Bath & Beyond, Inc.	55,936	1,700,454
Best Buy Co., Inc.	33,187	1,902,611
Burlington Stores, Inc.*	8,453	777,592
Foot Locker, Inc.	19,376	954,849
Genuine Parts Co.	7,962	738,555
Kohl's Corp.(a)	57,434	2,220,973
Macy's, Inc.	31,594	734,245
PVH Corp.	13,212	1,512,774
Ross Stores, Inc.	16,665	962,070
Signet Jewelers Ltd.(a)	46,093	2,914,921
Total Retail		14,419,044

Semiconductors — 0.6%
Texas Instruments, Inc.	10,764	828,075

Shipbuilding — 0.8%
Huntington Ingalls Industries, Inc.	6,165	1,147,676

Software — 4.3%
Adobe Systems, Inc.*	7,681	1,086,401
Akamai Technologies, Inc.*	21,535	1,072,658
Cerner Corp.*	19,905	1,323,085
Jack Henry & Associates, Inc.	10,056	1,044,517
Red Hat, Inc.*	16,183	1,549,522
Total Software		6,076,183

Telecommunications — 0.6%
Juniper Networks, Inc.	28,150	784,822

Toys/Games/Hobbies — 0.6%
Hasbro, Inc.	7,615	849,149

Transportation — 0.7%
C.H. Robinson Worldwide, Inc.(a)	15,382	1,056,436

Total Common Stocks
(Cost $131,088,464)		139,282,617

MONEY MARKET FUND — 2.2%
Wells Fargo Advantage Government Money Market Fund – Institutional Class, 0.80%(b) (Cost $3,136,141)	3,136,141	3,136,141

See accompanying Notes to Financial Statements.

111

ADVISORSHARES WILSHIRE BUYBACK ETF
(Formerly AdvisorShares TrimTabs Float Shrink ETF)
Schedule of Investments (continued)

June 30, 2017

Investments	Principal	Value
REPURCHASE AGREEMENTS — 3.8%(c)
BNP Paribas Securities Corp., dated 06/30/17, due 07/03/17, 1.11%, total to be received $228,646, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/28/17 – 09/09/49, totaling $232,367)	$228,625	$228,625
Citigroup Global Markets, Inc., dated 06/30/17, due 07/03/17, 1.10%, total to be received $1,132,726, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.75%, 07/27/17 – 07/01/47, totaling $1,151,647)	1,132,622	1,132,622
Daiwa Capital Markets America, dated 06/30/17, due 07/03/17, 1.15%, total to be received $1,264,866, (collateralized by various U.S. Government Agency Obligations, 0.00% – 6.50%, 07/13/17 – 12/01/51, totaling $1,286,504)	1,264,745	1,264,745
HSBC Securities USA, Inc., dated 06/30/17, due 07/03/17, 1.06%, total to be received $278,312, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.25%, 07/15/17 – 01/15/37, totaling $283,467)	278,287	278,287
Nomura Securities International, Inc., dated 06/30/17, due 07/03/17, 1.13%, total to be received $1,264,864, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.50%, 07/10/17 – 06/20/67, totaling $1,286,483)	1,264,745	1,264,745
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
RBC Dominion Securities, Inc., dated 06/30/17, due 07/03/17, 1.08%, total to be received $1,264,859, (collateralized by various U.S. Government Agency Obligations, 1.38% – 7.00%, 02/19/19 – 06/01/47, totaling $1,286,093)	$1,264,745	$1,264,745
Total Repurchase Agreements
(Cost $5,433,769)		5,433,769

Total Investments — 103.8%
(Cost $139,658,374)		147,852,527
Liabilities in Excess of Other Assets — (3.8%)		(5,453,007)
Net Assets — 100.0%		$142,399,520

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $13,805,026; the aggregate market value of the collateral held by the fund is $14,093,751. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $8,659,982.
(b)	Rate shown reflects the 7-day yield as of June 30, 2017.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Aerospace/Defense	2.9%
Airlines	4.9
Apparel	1.3
Auto Parts & Equipment	3.1
Banks	7.3
Building Materials	1.1
Chemicals	3.0
Commercial Services	4.7
Computers	1.1

See accompanying Notes to Financial Statements.

112

ADVISORSHARES WILSHIRE BUYBACK ETF
(Formerly AdvisorShares TrimTabs Float Shrink ETF)
Schedule of Investments (continued)

June 30, 2017

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of
Net Assets
Diversified Financial Services	6.7%
Electric	0.5
Electronics	0.5
Engineering & Construction	0.5
Food	4.5
Hand/Machine Tools	0.4
Healthcare – Products	1.9
Healthcare – Services	5.0
Home Builders	1.7
Housewares	0.7
Insurance	11.9
Internet	0.4
Iron/Steel	0.6
Media	2.0
Miscellaneous Manufacturing	1.3
Oil & Gas	2.2
Packaging & Containers	0.7
Pharmaceuticals	8.9
REITS	0.3
Retail	10.1
Semiconductors	0.6
Shipbuilding	0.8
Software	4.3
Telecommunications	0.6
Toys/Games/Hobbies	0.6
Transportation	0.7
Money Market Fund	2.2
Repurchase Agreements	3.8
Total Investments	103.8
Liabilities in Excess of Other Assets	(3.8)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

113

ADVISORSHARES TRUST

Statements of Assets and Liabilities

June 30, 2017

	AdvisorShares Cornerstone Small Cap ETF	AdvisorShares Dorsey Wright ADR ETF(1)	AdvisorShares Focused Equity ETF
ASSETS
Investments, at Cost	$3,777,020	$60,903,936	$11,100,444
Investments in Affiliates, at Cost (Note 9)	—	—	—
Repurchase Agreements, at Cost (Note 3)	418,609	6,644,407	383,967
Total Cost of Investments	4,195,629	67,548,343	11,484,411
Investments, at Market Value (including securities on loan) (Note 3)(a)	4,291,638	65,164,730	12,165,387
Investments in Affiliates, at Market Value (Note 9)	—	—	—
Repurchase Agreements, at Market Value (Note 3)	418,609	6,644,407	383,967
Total Market Value of Investments	4,710,247	71,809,137	12,549,354
Cash	—	—	—
Cash collateral held at brokers	—	—	—
Dividends and Interest Receivable	4,089	111,882	4,774
Receivable from Securities Sold	—	—	—
Reclaim Receivable	—	8,710	—
Due from Investment Advisor	7,433	—	1,863
Prepaid Expenses	9,776	10,555	5,666
Total Assets	4,731,545	71,940,284	12,561,657
LIABILITIES
Cash collateral for securities on loan (b)	418,609	6,644,407	383,967
Advisory Fees Payable	—	49,733	—
Trustee Fees Payable	27	29	28
Payable for Securities Purchased	—	—	—
CCO Fees Payable	180	45	127
Accrued Expenses	26,405	61,233	27,928
Total Liabilities	445,221	6,755,447	412,050
NET ASSETS	$4,286,324	$65,184,837	$12,149,607
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$3,674,626	$64,073,671	$11,090,289
Undistributed (Accumulated) Net Investment Income (Loss)	424	27,111	15,421
Undistributed (Accumulated) Net Gain (Loss) on investments, swaps, short sales, options written, futures, and foreign currency transactions	96,656	(3,176,739)	(21,046)
Unrealized Appreciation (Depreciation) on investments, swaps, short sales, options written, futures, and foreign currency translations	514,618	4,260,794	1,064,943
NET ASSETS	$4,286,324	$65,184,837	$12,149,607
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	136,476	1,400,000	425,000
Net Asset Value (NAV) Per Share	$31.41	$46.56	$28.59

(a) Market value of securities on loan	$859,454	$6,488,444	$895,825
(b) Non-cash collateral for securities on loan	$461,417	$—	$530,727

See accompanying Notes to Financial Statements.

114

ADVISORSHARES TRUST

Statements of Assets and Liabilities

June 30, 2017

AdvisorShares Gartman Gold/Euro ETF (Consolidated)	AdvisorShares Gartman Gold/Yen ETF (Consolidated)	AdvisorShares KIM Korea Equity ETF	AdvisorShares Madrona Domestic ETF	AdvisorShares Madrona Global Bond ETF	AdvisorShares Madrona International ETF

$4,324,052	$3,247,432	$8,381,919	$23,908,921	$15,181,738	$9,858,723
4,974,000	4,974,000	—	—	2,095,675	—
—	—	—	705,033	615,801	1,915,339
9,298,052	8,221,432	8,381,919	24,613,954	17,893,214	11,774,062
4,324,052	3,247,432	9,785,551	26,787,569	15,294,361	10,494,807
4,976,500	4,976,500	—	—	2,226,968	—
—	—	—	705,033	615,801	1,915,339
9,300,552	8,223,932	9,785,551	27,492,602	18,137,130	12,410,146
—	—	128,414	—	—	182,859
5,809,064	7,252,343	—	—	—	—
229	172	3,726	24,794	5,471	18,051
—	—	119,760	—	—	270,275
—	—	—	—	—	2,128
2,950	1,791	7,232	—	—	—
10,255	9,919	9,805	12,114	9,559	9,502
15,123,050	15,488,157	10,054,488	27,529,510	18,152,160	12,892,961

—	—	—	705,033	615,801	1,915,339
—	—	—	20,643	7,627	6,013
29	29	28	30	29	28
—	—	69,706	—	—	—
107	139	95	125	146	156
59,348	60,501	24,981	67,299	62,345	69,333
59,484	60,669	94,810	793,130	685,948	1,990,869
$15,063,566	$15,427,488	$9,959,678	$26,736,380	$17,466,212	$10,902,092

$15,396,054	$16,359,284	$8,315,679	$27,336,951	$18,132,524	$16,119,691
(22,020)	(18,167)	90,430	39,060	17,255	105,682
186,661	(974,605)	150,013	(3,518,279)	(927,483)	(5,959,365)
(497,129)	60,976	1,403,556	2,878,648	243,916	636,084
$15,063,566	$15,427,488	$9,959,678	$26,736,380	$17,466,212	$10,902,092

1,300,000	1,375,000	350,000	550,000	675,000	400,000
$11.59	$11.22	$28.46	$48.61	$25.88	$27.26

$—	$—	$—	$1,093,300	$601,095	$2,126,494
$—	$—	$—	$428,159	$—	$301,380

See accompanying Notes to Financial Statements.

115

ADVISORSHARES TRUST

Statements of Assets and Liabilities

June 30, 2017

	AdvisorShares Meidell Tactical Advantage ETF	AdvisorShares Newfleet Multi- Sector Income ETF	AdvisorShares Pacific Asset Enhanced Floating Rate ETF
ASSETS
Investments, at Cost	$13,616,611	$259,105,666	$27,224,274
Investments in Affiliates, at Cost (Note 9)	—	—	—
Repurchase Agreements, at Cost (Note 3)	1,838,128	1,889,819	—
Total Cost of Investments	15,454,739	260,995,485	27,224,274
Investments, at Market Value (including securities on loan) (Note 3)(a)	13,717,784	259,634,792	27,092,500
Investments in Affiliates, at Market Value (Note 9)	—	—	—
Repurchase Agreements, at Market Value (Note 3)	1,838,128	1,889,819	—
Total Market Value of Investments	15,555,912	261,524,611	27,092,500
Cash	—	538,227	49,115
Cash collateral held at brokers	—	—	—
Dividends and Interest Receivable	2,263	1,034,382	73,831
Receivable from Securities Sold	3,242,837	1,139,090	631
Prepaid Expenses	8,100	24,407	28,149
Total Assets	18,809,112	264,260,717	27,244,226
LIABILITIES
Unrealized Depreciation on Swaps Contracts	—	—	23,043
Interest Payable	—	—	—
Cash collateral for securities on loan (b)	1,838,128	1,889,819	—
Advisory Fees Payable	8,486	141,600	16,883
Trustee Fees Payable	28	58	30
Securities Sold, Not Yet Purchased (c)	—	—	—
Payable for Securities Purchased	3,289,109	4,069,114	—
Options Written, at value (d)	—	—	—
Capital Shares Payable	—	—	—
CCO Fees Payable	158	6	92
Due to Custodian	—	—	—
Due to Broker	—	—	—
Dividend Payable on Securities Sold, Not Yet Purchased	—	—	—
Accrued Expenses	59,912	154,997	61,111
Total Liabilities	5,195,821	6,255,594	101,159
NET ASSETS	$13,613,291	$258,005,123	$27,143,067
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$14,760,375	$262,896,130	$27,488,371
Undistributed (Accumulated) Net Investment Income (Loss)	(11,870)	109,347	18,763
Undistributed (Accumulated) Net Gain (Loss) on investments, swaps, short sales, options written, futures, and foreign currency transactions	(1,236,387)	(5,529,480)	(209,250)
Unrealized Appreciation (Depreciation) on investments, swaps, short sales, options written, futures, and foreign currency translations	101,173	529,126	(154,817)
NET ASSETS	$13,613,291	$258,005,123	$27,143,067
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	450,000	5,300,000	550,000
Net Asset Value (NAV) Per Share	$30.25	$48.68	$49.35

(a) Market value of securities on loan	$1,798,832	$5,710,234	$—
(b) Non-cash collateral for securities on loan	$—	$3,945,764	$—
(c) Proceeds Received from Securities Sold, Not Yet Purchased	$—	$—	$—
(d) Premiums Received for Options Written	$—	$—	$—

(1) Formerly known as, AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF.

(2) Formerly known as, AdvisorShares TrimTabs Float Shrink ETF.

See accompanying Notes to Financial Statements.

116

ADVISORSHARES TRUST

Statements of Assets and Liabilities

June 30, 2017

AdvisorShares Peritus High Yield ETF	AdvisorShares Ranger Equity Bear ETF	AdvisorShares Sage Core Reserves ETF	AdvisorShares STAR Global Buy-Write ETF	AdvisorShares Wilshire Buyback ETF(2)

$173,774,217	$31,596,510	$87,959,209	$15,993,113	$134,224,605
—	67,115,250	—	—	—
25,627,454	—	—	—	5,433,769
199,401,671	98,711,760	87,959,209	15,993,113	139,658,374
173,674,615	31,596,510	88,075,447	17,506,531	142,418,758
—	67,182,750	—	—	—
25,627,454	—	—	—	5,433,769
199,302,069	98,779,260	88,075,447	17,506,531	147,852,527
383,837	79,609,147	—	—	—
—	164,814,793	119,621	—	—
2,397,255	77,119	387,763	43,362	147,969
1,843,652	6,139,647	—	—	—
69,482	13,866	38,959	10,531	10,737
203,996,295	349,433,832	88,621,790	17,560,424	148,011,233

—	—	—	—	—
—	3,060	—	—	—
25,627,454	—	—	—	5,433,769
165,621	219,908	15,832	16,428	93,974
51	49	38	29	45
—	172,804,979	—	—	—
6,425,000	1,767,659	4,009,040	—	—
—	—	—	4,018	—
1,825,269	—	—	—	—
4	18	13	148	16
—	—	129	—	—
—	—	—	1,148	—
—	23,150	—	—	—
142,954	110,592	77,369	62,142	83,909
34,186,353	174,929,415	4,102,421	83,913	5,611,713
$169,809,942	$174,504,417	$84,519,369	$17,476,511	$142,399,520

$349,319,941	$391,841,880	$84,712,317	$17,131,613	$156,098,233
313,082	(1,474,035)	19,213	—	422,778
(179,723,479)	(210,372,937)	(328,399)	(1,181,479)	(22,315,644)
(99,602)	(5,490,491)	116,238	1,526,377	8,194,153
$169,809,942	$174,504,417	$84,519,369	$17,476,511	$142,399,520

4,650,000	20,375,000	850,000	600,000	2,150,000
$36.52	$8.56	$99.43	$29.13	$66.23

$32,772,645	$—	$—	$—	$13,805,026
$7,904,008	$—	$—	$—	$8,659,982
$—	$167,246,988	$—	$—	$—
$—	$—	$—	$16,977	$—

See accompanying Notes to Financial Statements.

117

ADVISORSHARES TRUST

Statements of Operations

Year Ended June 30, 2017

	AdvisorShares Cornerstone Small Cap ETF(1)	AdvisorShares Dorsey Wright ADR ETF(2)	AdvisorShares Focused Equity ETF(3)
INVESTMENT INCOME:
Dividend Income	$31,824	$816,714	$66,464
Dividend Income from Affiliates	—	—	—
Interest Income	—	—	—
Securities lending income (net) (Note 3)	1,514	36,142	139
Foreign withholding tax	—	(75,391)	—
Total Investment Income	33,338	777,465	66,603

EXPENSES:
Advisory Fees	21,889	208,458	48,546
Accounting & Administration Fees	10,038	77,227	7,035
Professional Fees	62,035	49,116	52,845
Exchange Listing Fees	13,214	9,213	5,892
Custody Fees	2,571	3,029	1,827
Report to Shareholders	9,815	23,782	6,212
Trustee Fees	4,531	4,476	3,586
CCO Fees	1,864	2,672	1,890
Pricing Fees	4,156	6,769	3,219
Transfer Agent Fees	253	2,085	485
Insurance Fees	102	878	—
Licensing Fees	—	8,890	—
Miscellaneous Fees	1,157	1,007	830
Total Expenses	131,625	397,602	132,367

Advisory Fees Waived/Recoupment	(21,889)	(50,172)	(48,546)
Expense Reimbursement	(79,428)	—	(35,276)
Net Expenses	30,308	347,430	48,545
Net Investment Income (Loss)	3,030	430,035	18,058

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	96,656	(2,488,503)	(21,046)
Investments in Affiliates	—	—	—
In-Kind Redemptions	155,514	2,614,830	—
In-Kind Redemptions in Affiliates	—	—	—
Futures	—	—	—
Foreign Currency Transactions	—	—	—
Distributions by other Investment Companies	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	514,618	2,996,898	1,064,943
Futures	—	—	—
Foreign Currency Translations	—	—	—
Net Realized and Unrealized Gain (Loss)	766,788	3,123,225	1,043,897
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$769,818	$3,553,260	$1,061,955

See accompanying Notes to Financial Statements.

118

ADVISORSHARES TRUST

Statements of Operations

Year Ended June 30, 2017

AdvisorShares Gartman Gold/Euro ETF (Consolidated)	AdvisorShares Gartman Gold/Yen ETF (Consolidated)	AdvisorShares KIM Korea Equity ETF(4)	AdvisorShares Madrona Domestic ETF	AdvisorShares Madrona Global Bond ETF	AdvisorShares Madrona International ETF

$1,171	$1,038	$239,378	$464,862	$564,406	$374,299
37,367	37,367	—	—	155,551	—
9,853	10,565	—	—	—	—
—	—	—	1,871	59,676	27,361
—	—	(25,943)	—	—	(34,069)
48,391	48,970	213,435	466,733	779,633	367,591

116,356	110,269	45,678	216,333	95,095	109,618
82,391	82,611	6,929	83,767	75,458	80,317
32,595	32,611	40,250	25,568	24,848	24,459
7,306	7,306	5,763	8,016	7,953	7,953
2,421	2,723	12,473	9,033	1,567	3,825
6,186	6,748	7,190	4,857	3,723	2,597
4,428	4,599	3,584	4,562	4,540	4,576
2,985	3,060	1,840	3,409	3,055	2,761
7,100	6,538	3,128	6,985	6,965	6,985
1,587	1,504	408	2,029	1,427	1,028
832	1,091	—	2,218	1,707	1,220
—	—	—	—	—	—
785	855	1,722	3,323	1,303	1,319
264,972	259,915	128,965	370,100	227,641	246,658

(116,356)	(110,269)	(45,678)	(32,079)	(46,960)	(75,381)
(11,104)	(19,329)	(29,452)	—	—	—
137,512	130,317	53,835	338,021	180,681	171,277
(89,121)	(81,347)	159,600	128,712	598,952	196,314

—	—	150,013	(226,256)	(93,089)	519,967
—	—	—	—	578	—
—	—	—	2,793,069	109,391	705,543
—	—	—	—	68,815	—
(236,242)	1,185,556	—	—	—	—
—	—	(32,244)	—	—	—
—	—	—	144	6,494	236

2,500	2,500	1,403,632	2,357,587	60,524	1,556,958
(2,345,314)	(1,116,820)	—	—	—	—
—	—	(76)	—	—	—
(2,579,056)	71,236	1,521,325	4,924,544	152,713	2,782,704
$(2,668,177)	$(10,111)	$1,680,925	$5,053,256	$751,665	$2,979,018

See accompanying Notes to Financial Statements.

119

ADVISORSHARES TRUST

Statements of Operations

Year Ended June 30, 2017

	AdvisorShares Meidell Tactical Advantage ETF	AdvisorShares Newfleet Multi- Sector Income ETF	AdvisorShares Pacific Asset Enhanced Floating Rate ETF
INVESTMENT INCOME:
Dividend Income	$197,306	$52,890	$13,381
Dividend Income from Affiliates	—	—	—
Interest Income	—	5,905,391	1,236,947
Securities lending income (net) (Note 3)	14,092	7,250	1,083
Foreign withholding tax	—	(154)	—
Total Investment Income	211,398	5,965,377	1,251,411

EXPENSES:
Advisory Fees	185,204	1,703,032	259,203
Accounting & Administration Fees	75,404	163,569	53,210
Professional Fees	27,563	67,808	25,403
Exchange Listing Fees	7,993	7,951	8,550
Custody Fees	3,409	28,768	7,323
Report to Shareholders	2,987	37,493	4,008
Trustee Fees	4,531	4,673	4,509
CCO Fees	2,867	16,390	3,238
Pricing Fees	5,632	17,070	8,800
Transfer Agent Fees	1,158	19,652	2,047
Insurance Fees	1,326	17,969	1,717
Interest on Securities Sold, Not Yet Purchased	—	—	—
Dividend Expense	—	—	—
Miscellaneous Fees	1,226	13,965	1,656
Total Expenses	319,300	2,098,340	379,664

Advisory Fees Waived/Recoupment	(110,946)	(133,302)	(79,534)
Expense Reimbursement	—	—	—
Net Expenses	208,354	1,965,038	300,130
Net Investment Income (Loss)	3,044	4,000,339	951,281

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	2,104,991	423,826	(46,254)
Investments in Affiliates	2,663	—	—
In-Kind Redemptions	292,611	22	—
Options Written	—	—	—
Short Sales	—	—	—
Swaps	—	—	86,550
Distributions by other Investment Companies	—	2,843	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(331,296)	1,504,734	286,168
Options Written	—	—	—
Short Sales	—	—	—
Swaps	—	—	(5,907)
Net Realized and Unrealized Gain (Loss)	2,068,969	1,931,425	320,557
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,072,013	$5,931,764	$1,271,838

(1) Represents the period July 6, 2016 (commencement of operations) to June 30, 2017.

(2) Formerly known as, AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF.

(3) Represents the period September 20, 2016 (commencement of operations) to June 30, 2017.

(4) Represents the period September 28, 2016 (commencement of operations) to June 30, 2017.

(5) Formerly known as, AdvisorShares TrimTabs Float Shrink ETF.

See accompanying Notes to Financial Statements.

120

ADVISORSHARES TRUST

Statements of Operations

Year Ended June 30, 2017

AdvisorShares Peritus High Yield ETF	AdvisorShares Ranger Equity Bear ETF	AdvisorShares Sage Core Reserves ETF	AdvisorShares STAR Global Buy-Write ETF	AdvisorShares Wilshire Buyback ETF(5)

$21,781	$168,821	$13,751	$379,429	$2,435,466
—	790,624	—	—	—
17,115,837	—	1,193,036	—	—
125,513	—	851	—	19,501
—	—	—	—	—
17,263,131	959,445	1,207,638	379,429	2,454,967

2,160,078	2,764,419	274,257	236,558	1,333,112
86,098	76,204	78,827	75,326	76,812
59,198	56,611	39,590	29,837	71,844
7,952	7,953	7,421	7,953	9,213
17,069	13,896	9,789	2,015	14,563
40,895	30,143	11,609	3,508	19,504
4,427	4,720	4,768	4,533	4,397
13,210	12,547	6,907	2,884	10,146
10,919	10,310	11,068	7,633	5,160
14,729	13,823	6,857	1,314	11,110
12,960	12,132	5,275	1,470	14,301
—	810,690	—	—	—
—	1,095,769	—	—	—
11,720	13,588	5,102	1,185	7,856
2,439,255	4,922,805	461,470	374,216	1,578,018

—	—	(141,505)	(50,044)	(244,904)
—	—	—	—	—
2,439,255	4,922,805	319,965	324,172	1,333,114
14,823,876	(3,963,360)	887,673	55,257	1,121,853

(13,102,432)	—	13,815	(390,549)	(5,212,092)
—	(180,309)	—	—	—
1,015,644	—	—	1,126,996	20,594,895
—	—	—	(76,074)	—
—	(28,269,378)	—	—	—
—	—	—	—	—
987	—	—	4,193	—

26,430,170	35,775	79,076	941,075	10,498,238
—	—	—	(8,382)	—
—	(7,419,344)	—	—	—
—	—	—	—	—
14,344,369	(35,833,256)	92,891	1,597,259	25,881,041
$29,168,245	$(39,796,616)	$980,564	$1,652,516	$27,002,894

See accompanying Notes to Financial Statements.

121

ADVISORSHARES TRUST

Statements of Changes in Net Assets

	AdvisorShares Cornerstone Small Cap ETF	AdvisorShares Dorsey Wright ADR ETF(1)
	For the period July 6, 2016* to June 30, 2017	Year ended June 30, 2017	Year ended June 30, 2016

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$3,030	$430,035	$70,747
Net Realized Gain (Loss)	252,170	126,327	483,995
Net Change in Unrealized Appreciation (Depreciation)	514,618	2,996,898	(688,575)
Net Increase (Decrease) In Net Assets Resulting From Operations	769,818	3,553,260	(133,833)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(2,606)	(482,641)	(80,669)
Net Realized Gains	—	—	—
Total Distributions	(2,606)	(482,641)	(80,669)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	4,274,277	58,828,551	3,855,068
Value of Shares Redeemed	(755,165)	(11,362,316)	(4,536,081)
Net Increase (Decrease) From Capital Stock Transactions	3,519,112	47,466,235	(681,013)
Net Increase (Decrease) in Net Assets	4,286,324	50,536,854	(895,515)
Net Assets:
Beginning of Year/Period	—	14,647,983	15,543,498
End of Year/Period	$4,286,324	$65,184,837	$14,647,983
Undistributed (Accumulated) Net Investment Income (Loss)	$424	$27,111	$57,841
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	—	375,000	400,000
Shares Sold	161,476	1,300,000	100,000
Shares Repurchased	(25,000)	(275,000)	(125,000)
Shares Outstanding, End of Year/Period	136,476	1,400,000	375,000

See accompanying Notes to Financial Statements.

122

ADVISORSHARES TRUST

Statements of Changes in Net Assets

AdvisorShares Focused Equity ETF	AdvisorShares Gartman Gold/Euro ETF (Consolidated)		AdvisorShares Gartman Gold/Yen ETF (Consolidated)		AdvisorShares KIM Korea Equity ETF
For the period September 20, 2016* to June 30, 2017	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2017	Year ended June 30, 2016	For the period September 28, 2016* to June 30, 2017

$18,058	$(89,121)	$(92,263)	$(81,347)	$(120,061)	$159,600
(21,046)	(236,242)	(200,543)	1,185,556	(3,173,447)	117,769
1,064,943	(2,342,814)	1,833,062	(1,114,320)	1,583,471	1,403,556
1,061,955	(2,668,177)	1,540,256	(10,111)	(1,710,037)	1,680,925

(2,637)	(1,243,425)	—	(1,403,577)	—	(37,280)
—	(47,955)	(893,000)	—	(512,262)	—
(2,637)	(1,291,380)	(893,000)	(1,403,577)	(512,262)	(37,280)

11,090,289	13,543,686	12,811,077	2,404,697	19,557,212	8,316,033
—	(16,953,392)	(7,783,359)	(9,812,402)	(16,107,685)	—
11,090,289	(3,409,706)	5,027,718	(7,407,705)	3,449,527	8,316,033
12,149,607	(7,369,263)	5,674,974	(8,821,393)	1,227,228	9,959,678

—	22,432,829	16,757,855	24,248,881	23,021,653	—
$12,149,607	$15,063,566	$22,432,829	$15,427,488	$24,248,881	$9,959,678
$15,421	$(22,020)	$(92,253)	$(18,167)	$(120,077)	$90,430

—	1,625,000	1,275,000	2,025,000	1,750,000	—
425,000	1,000,000	975,000	200,000	1,600,000	350,000
—	(1,325,000)	(625,000)	(850,000)	(1,325,000)	—
425,000	1,300,000	1,625,000	1,375,000	2,025,000	350,000

See accompanying Notes to Financial Statements.

123

ADVISORSHARES TRUST

Statements of Changes in Net Assets

	AdvisorShares Madrona Domestic ETF
	Year ended June 30, 2017	Year ended June 30, 2016

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$128,712	$173,979
Net Realized Gain (Loss)	2,566,957	268,366
Net Change in Unrealized Appreciation (Depreciation)	2,357,587	(2,651,897)
Net Increase (Decrease) In Net Assets Resulting From Operations	5,053,256	(2,209,552)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(174,323)	(118,397)
Total Distributions	(174,323)	(118,397)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	5,659,351	7,647,630
Value of Shares Redeemed	(11,247,204)	(9,448,872)
Net Increase (Decrease) From Capital Stock Transactions	(5,587,853)	(1,801,242)
Net Increase (Decrease) in Net Assets	(708,920)	(4,129,191)
Net Assets:
Beginning of Year/Period	27,445,300	31,574,491
End of Year/Period	$26,736,380	$27,445,300
Undistributed (Accumulated) Net Investment Income (Loss)	$39,060	$81,164
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	675,000	725,000
Shares Sold	125,000	175,000
Shares Repurchased	(250,000)	(225,000)
Shares Outstanding, End of Year/Period	550,000	675,000

See accompanying Notes to Financial Statements.

124

ADVISORSHARES TRUST

Statements of Changes in Net Assets

AdvisorShares Madrona Global Bond ETF		AdvisorShares Madrona International ETF		AdvisorShares Meidell Tactical Advantage ETF
Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2017	Year ended June 30, 2016

$598,952	$714,208	$196,314	$286,475	$3,044	$(47,388)
92,189	43,922	1,225,746	(3,103,349)	2,400,265	(2,747,566)
60,524	419,244	1,556,958	(592,166)	(331,296)	138,383
751,665	1,177,374	2,979,018	(3,409,040)	2,072,013	(2,656,571)

(591,272)	(721,446)	(306,516)	(242,962)	—	(64,850)
(591,272)	(721,446)	(306,516)	(242,962)	—	(64,850)

1,933,092	2,474,466	—	1,330,179	—	5,034,610
(5,114,905)	(10,538,481)	(6,432,777)	(2,380,477)	(7,097,975)	(645,687)
(3,181,813)	(8,064,015)	(6,432,777)	(1,050,298)	(7,097,975)	4,388,923
(3,021,420)	(7,608,087)	(3,760,275)	(4,702,300)	(5,025,962)	1,667,502

20,487,632	28,095,719	14,662,367	19,364,667	18,639,253	16,971,751
$17,466,212	$20,487,632	$10,902,092	$14,662,367	$13,613,291	$18,639,253
$17,255	$3,762	$105,682	$208,404	$(11,870)	$(45,073)

800,000	1,125,000	650,000	700,000	700,000	550,000
75,000	100,000	—	50,000	—	175,000
(200,000)	(425,000)	(250,000)	(100,000)	(250,000)	(25,000)
675,000	800,000	400,000	650,000	450,000	700,000

See accompanying Notes to Financial Statements.

125

ADVISORSHARES TRUST

Statements of Changes in Net Assets

	AdvisorShares Newfleet Multi-Sector Income ETF
	Year ended June 30, 2017	Year ended June 30, 2016

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$4,000,339	$6,056,456
Net Realized Gain (Loss)	426,691	(1,122,319)
Net Change in Unrealized Appreciation (Depreciation)	1,504,734	810,979
Net Increase (Decrease) In Net Assets Resulting From Operations	5,931,764	5,745,116
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(6,793,358)	(6,656,079)
Total Distributions	(6,793,358)	(6,656,079)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	14,641,846	56,042,886
Value of Shares Redeemed	(17,038,617)	(9,809,241)
Net Increase (Decrease) From Capital Stock Transactions	(2,396,771)	46,233,645
Net Increase (Decrease) in Net Assets	(3,258,365)	45,322,682
Net Assets:
Beginning of Year/Period	261,263,488	215,940,806
End of Year/Period	$258,005,123	$261,263,488
Undistributed (Accumulated) Net Investment Income (Loss)	$109,347	$146,025
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	5,350,000	4,400,000
Shares Sold	300,000	1,150,000
Shares Repurchased	(350,000)	(200,000)
Shares Outstanding, End of Year/Period	5,300,000	5,350,000

See accompanying Notes to Financial Statements.

126

ADVISORSHARES TRUST

Statements of Changes in Net Assets

AdvisorShares Pacific Asset Enhanced Floating Rate ETF		AdvisorShares Peritus High Yield ETF		AdvisorShares Ranger Equity Bear ETF
Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2017	Year ended June 30, 2016

$951,281	$954,988	$14,823,876	$21,260,864	$(3,963,360)	$(4,119,728)
40,296	(262,970)	(12,085,801)	(50,581,746)	(28,449,687)	(10,405,339)
280,261	(255,201)	26,430,170	(1,853,685)	(7,383,569)	(2,030,289)
1,271,838	436,817	29,168,245	(31,174,567)	(39,796,616)	(16,555,356)

(929,104)	(948,096)	(13,874,887)	(20,463,098)	—	—
(929,104)	(948,096)	(13,874,887)	(20,463,098)	—	—

—	—	—	6,037,172	82,749,313	183,691,687
—	—	(47,084,275)	(128,789,551)	(82,395,823)	(81,247,512)
—	—	(47,084,275)	(122,752,379)	353,490	102,444,175
342,734	(511,279)	(31,790,917)	(174,390,044)	(39,443,126)	85,888,819

26,800,333	27,311,612	201,600,859	375,990,903	213,947,543	128,058,724
$27,143,067	$26,800,333	$169,809,942	$201,600,859	$174,504,417	$213,947,543
$18,763	$21,932	$313,082	$(674,558)	$(1,474,035)	$(2,234,404)

550,000	550,000	5,950,000	9,250,000	20,175,000	11,775,000
—	—	—	150,000	8,925,000	15,975,000
—	—	(1,300,000)	(3,450,000)	(8,725,000)	(7,575,000)
550,000	550,000	4,650,000	5,950,000	20,375,000	20,175,000

See accompanying Notes to Financial Statements.

127

ADVISORSHARES TRUST

Statements of Changes in Net Assets

	AdvisorShares Sage Core Reserves ETF
	Year ended June 30, 2017	Year ended June 30, 2016

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$887,673	$320,217
Net Realized Gain (Loss)	13,815	(77,612)
Net Change in Unrealized Appreciation (Depreciation)	79,076	129,670
Net Increase (Decrease) In Net Assets Resulting From Operations	980,564	372,275
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(973,996)	(342,487)
Total Distributions	(973,996)	(342,487)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	12,428,209	77,049,895
Value of Shares Redeemed	(39,777,832)	—
Net Increase (Decrease) From Capital Stock Transactions	(27,349,623)	77,049,895
Net Increase (Decrease) in Net Assets	(27,343,055)	77,079,683
Net Assets:
Beginning of Year/Period	111,862,424	34,782,741
End of Year/Period	$84,519,369	$111,862,424
Undistributed (Accumulated) Net Investment Income (Loss)	$19,213	$17,872
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	1,125,000	350,000
Shares Sold	125,000	775,000
Shares Repurchased	(400,000)	—
Shares Outstanding, End of Year/Period	850,000	1,125,000

* Commencement of operations.

(1) Formerly known as, AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF.

(2) Formerly known as, AdvisorShares TrimTabs Float Shrink ETF.

See accompanying Notes to Financial Statements.

128

ADVISORSHARES TRUST

Statements of Changes in Net Assets

AdvisorShares STAR Global Buy-Write ETF		AdvisorShares Wilshire Buyback ETF(2)
Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2017	Year ended June 30, 2016

$55,257	$82,434	$1,121,853	$1,748,728
664,566	936,477	15,382,803	(10,209,879)
932,693	(1,039,731)	10,498,238	(884,414)
1,652,516	(20,820)	27,002,894	(9,345,565)

(140,175)	—	(1,650,149)	(1,684,986)
(140,175)	—	(1,650,149)	(1,684,986)

4,985,784	5,254,099	104,180,597	22,380,556
(6,421,545)	(14,430,069)	(142,703,816)	(98,252,134)
(1,435,761)	(9,175,970)	(38,523,219)	(75,871,578)
76,580	(9,196,790)	(13,170,474)	(86,902,129)

17,399,931	26,596,721	155,569,994	242,472,123
$17,476,511	$17,399,931	$142,399,520	$155,569,994
$—	$79,238	$422,778	$951,074

650,000	1,000,000	2,800,000	4,250,000
175,000	200,000	1,675,000	400,000
(225,000)	(550,000)	(2,325,000)	(1,850,000)
600,000	650,000	2,150,000	2,800,000

See accompanying Notes to Financial Statements.

129

ADVISORSHARES TRUST

Financial Highlights

	AdvisorShares Cornerstone Small Cap ETF	AdvisorShares Dorsey Wright ADR ETF(1)						AdvisorShares Focused Equity ETF
	For the period July 6, 2016* to June 30, 2017	Year ended June 30, 2017		Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013	For the period September 20, 2016* to June 30, 2017
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$25.15	$39.06		$38.86	$38.95	$32.65	$28.72	$25.00
Investment Operations
Net Investment Income (Loss)(3)	0.03	0.68		0.17	0.34	0.18	0.11	0.06
Net Realized and Unrealized Gain (Loss)	6.26	7.27		0.23	(0.20)	6.29	3.99	3.54
Distributions of Net Realized Gains by other investment companies	—	—		—	—	—	0.00 (4)	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(5)	6.29	7.95		0.40	0.14	6.47	4.10	3.60
Distributions from Net Investment Income	(0.03)	(0.45)		(0.20)	(0.23)	(0.17)	(0.17)	(0.01)
Distributions from Realized Capital Gains	—	—		—	—	—	—	—
Total Distributions	(0.03)	(0.45)		(0.20)	(0.23)	(0.17)	(0.17)	(0.01)
Net Asset Value, End of Year/Period	$31.41	$46.56		$39.06	$38.86	$38.95	$32.65	$28.59
Market Value, End of Year/Period	$31.40	$46.61		$39.06	$38.77	$38.93	$32.63	$28.59

Total Return
Total Investment Return Based on Net Asset Value(6)	25.00%	20.43%		1.05%	0.36%	19.85%	14.30%	14.39%
Total Investment Return Based on Market Value(6)	24.98%	20.55%		1.27%	0.19%	19.85%	14.29%	14.40%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000's omitted)	$4,286	$65,185		$14,648	$15,543	$12,660	$7,346	$12,150
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(7)	0.90%	1.25%		1.25%	1.25%	1.25%	1.25%	0.75%
Expenses, prior to expense waivers and reimbursements(7)	3.91%	1.43%		1.62%	1.63%	1.67%	2.52%	2.04%
Net Investment Income (Loss)(7)	0.09%	1.55%		0.44%	0.88%	0.50%	0.36%	0.28%
Portfolio Turnover Rate(9)	93%	108	%(10)	25%	27%	24%	38%	36%

See accompanying Notes to Financial Statements.

130

ADVISORSHARES TRUST

Financial Highlights

AdvisorShares Gartman Gold/Euro ETF (Consolidated)				AdvisorShares Gartman Gold/Yen ETF (Consolidated)				AdvisorShares KIM Korea Equity ETF
Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2015	For the period February 11, 2014* to June 30, 2014	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2015	For the period February 11, 2014* to June 30, 2014	For the period September 28, 2016* to June 30, 2017

$13.80	$13.14	$13.02	$12.80	$11.97	$13.16	$12.94	$12.80	$25.00

(0.05)	(0.08)	(0.08)	(0.03)	(0.05)	(0.08)	(0.08)	(0.03)	0.56
(1.30)	1.63	0.97	0.25	0.19	(0.70)	0.86	0.17	3.01
—	—	—	—	—	—	—	—	—
(1.35)	1.55	0.89	0.22	0.14	(0.78)	0.78	0.14	3.57
(0.83)	—	(0.14)	—	(0.89)	—	(0.04)	—	(0.11)
(0.03)	(0.89)	(0.63)	—	—	(0.41)	(0.52)	—	—
(0.86)	(0.89)	(0.77)	—	(0.89)	(0.41)	(0.56)	—	(0.11)
$11.59	$13.80	$13.14	$13.02	$11.22	$11.97	$13.16	$12.94	$28.46
$11.57	$13.98	$13.11	$13.07	$11.20	$12.04	$13.19	$13.04	$28.54

(9.80)%	13.29%	7.33%	1.72%	1.54%	(5.73)%	6.06%	1.09%	14.40%
(11.11)%	15.11%	6.56%	2.11%	0.73%	(5.36)%	5.45%	1.88%	14.73%

$15,064	$22,433	$16,758	$1,302	$15,427	$24,249	$23,022	$3,881	$9,960

0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.99%
1.25%	1.43%	2.21%	10.72%	1.30%	1.23%	1.99%	4.74%	2.37%
(0.42)%	(0.64)%	(0.63)%	(0.63)%	(0.41)%	(0.64)%	(0.62)%	(0.63)%	2.93%
0%	0%	0%	0%	0%	0%	0%	0%	69%

See accompanying Notes to Financial Statements.

131

ADVISORSHARES TRUST

Financial Highlights

	AdvisorShares Madrona Domestic ETF
	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$40.66	$43.55	$41.26	$32.34	$25.31
Investment Operations
Net Investment Income (Loss)(3)	0.21	0.23	0.13	0.11	0.15
Net Realized and Unrealized Gain (Loss)	8.04	(2.97)	2.30	8.91	7.01
Distributions of Net Realized Gains by other investment companies	0.00 (4)	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(5)	8.25	(2.74)	2.43	9.02	7.16
Distributions from Net Investment Income	(0.30)	(0.15)	(0.14)	(0.10)	(0.13)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(0.30)	(0.15)	(0.14)	(0.10)	(0.13)
Net Asset Value, End of Year/Period	$48.61	$40.66	$43.55	$41.26	$32.34
Market Value, End of Year/Period	$48.62	$40.67	$43.55	$41.26	$32.34

Total Return
Total Investment Return Based on Net Asset Value(6)	20.36%	(6.29)%	5.89%	27.93%	28.37%
Total Investment Return Based on Market Value(6)	20.36%	(6.26)%	5.89%	27.93%	28.52%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000's omitted)	$26,736	$27,445	$31,574	$24,755	$18,593
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(7)	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, prior to expense waivers and reimbursements(7)	1.37%	1.32%	1.37%	1.42%	1.61%
Net Investment Income (Loss)(7)	0.48%	0.57%	0.30%	0.31%	0.51%
Portfolio Turnover Rate(9)	62%	53%	15%	14%	33%

See accompanying Notes to Financial Statements.

132

ADVISORSHARES TRUST

Financial Highlights

AdvisorShares Madrona Global Bond ETF						AdvisorShares Madrona International ETF
Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013		Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013

$25.61	$24.97	$26.36	$25.05	$25.69		$22.56	$27.66	$29.66	$23.97	$21.06

0.81	0.75	0.74	0.86	0.72		0.36	0.41	0.39	0.41	0.39
0.25	0.59	(1.39)	1.30	(0.66)		4.85	(5.17)	(1.92)	5.77	2.82
0.01	0.06	0.04	—	0.01		0.00 (4)	—	—	—	—
1.07	1.40	(0.61)	2.16	0.07		5.21	(4.76)	(1.53)	6.18	3.21
(0.80)	(0.76)	(0.78)	(0.85)	(0.71)		(0.51)	(0.34)	(0.47)	(0.49)	(0.30)
—	—	—	—	(0.00	)(4)	—	—	—	—	—
(0.80)	(0.76)	(0.78)	(0.85)	(0.71)		(0.51)	(0.34)	(0.47)	(0.49)	(0.30)
$25.88	$25.61	$24.97	$26.36	$25.05		$27.26	$22.56	$27.66	$29.66	$23.97
$25.89	$25.62	$24.96	$26.42	$24.96		$27.25	$22.56	$27.65	$29.58	$23.95

4.23%	5.76%	(2.37)%	8.80%	0.20%		23.36%	(17.32)%	(5.06)%	25.91%	15.24%
4.24%	5.84%	(2.63)%	9.44%	(0.13)%		23.31%	(17.25)%	(4.82)%	25.64%	14.86%

$17,466	$20,488	$28,096	$24,383	$22,543		$10,902	$14,662	$19,365	$19,279	$14,978

0.95%	0.95%	0.95%	0.95%	0.95%		1.25%	1.25%	1.25%	1.25%	1.25%
1.20%	1.05%	0.99%	1.07%	1.02%		1.80%	1.62%	1.69%	1.55%	1.65%
3.15%	3.01%	2.88%	3.36%	2.73%		1.43%	1.69%	1.41%	1.48%	1.65%
21%	24%	34%	20%	28%		186%	196%	85%	182%	93%

See accompanying Notes to Financial Statements.

133

ADVISORSHARES TRUST

Financial Highlights

	AdvisorShares Meidell Tactical Advantage ETF
	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$26.63	$30.86	$30.00	$28.33	$25.12
Investment Operations
Net Investment Income (Loss)(3)	0.01	(0.07)	0.17	0.14	0.14
Net Realized and Unrealized Gain (Loss)	3.61	(4.07)	0.87	1.53	3.30
Distributions of Net Realized Gains by other investment companies	—	0.01	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(5)	3.62	(4.13)	1.04	1.67	3.44
Distributions from Net Investment Income	—	(0.10)	(0.18)	—	(0.23)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	—	(0.10)	(0.18)	—	(0.23)
Net Asset Value, End of Year/Period	$30.25	$26.63	$30.86	$30.00	$28.33
Market Value, End of Year/Period	$30.27	$26.56	$30.87	$30.00	$28.37

Total Return
Total Investment Return Based on Net Asset Value(6)	13.61%	(13.40)%	3.47%	5.89%	13.81%
Total Investment Return Based on Market Value(6)	13.97%	(13.63)%	3.52%	5.75%	12.33%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000's omitted)	$13,613	$18,639	$16,972	$15,750	$9,209
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(7)	1.35%	1.35%	1.35%	1.35%	1.35%
Expenses, prior to expense waivers and reimbursements(7)	2.07%	1.88%	1.99%	2.12%	2.99%
Net Investment Income (Loss)(7)	0.02%	(0.26)%	0.57%	0.49%	0.51%
Portfolio Turnover Rate(9)	1,123%	1,428%	434%	687%	605%

See accompanying Notes to Financial Statements.

134

ADVISORSHARES TRUST

Financial Highlights

AdvisorShares Newfleet Multi-Sector Income ETF					AdvisorShares Pacific Asset Enhanced Floating Rate ETF
Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	For the period March 19, 2013* to June 30, 2013	Year ended June 30, 2017	Year ended June 30, 2016	For the period February 18, 2015* to June 30, 2015

$48.83	$49.08	$49.94	$49.04	$50.00	$48.73	$49.66	$50.00

0.74	1.25	1.28	1.26	0.28	1.73	1.74	0.62
0.38	(0.13)	(0.77)	0.99	(0.99)	0.58	(0.95)	(0.38)
0.00 (4)	—	—	—	—	—	—	—
1.12	1.12	0.51	2.25	(0.71)	2.31	0.79	0.24
(1.27)	(1.37)	(1.37)	(1.35)	(0.25)	(1.69)	(1.72)	(0.58)
—	—	—	—	—	—	—	—
(1.27)	(1.37)	(1.37)	(1.35)	(0.25)	(1.69)	(1.72)	(0.58)
$48.68	$48.83	$49.08	$49.94	$49.04	$49.35	$48.73	$49.66
$48.70	$48.82	$49.04	$49.94	$49.01	$49.33	$48.26	$49.78

2.30%	2.33%	1.04%	4.65%	(1.42)%	4.78%	1.69%	0.47%
2.37%	2.39%	0.95%	4.70%	(1.48)%	5.75%	0.46%	0.71%

$258,005	$261,263	$215,941	$154,811	$83,362	$27,143	$26,800	$27,312

0.75%	0.75%	0.75%	0.75%	0.75%	1.10%	1.10%	1.10%
0.80%	0.81%	0.82%	0.83%	1.13%	1.39%	1.51%	1.41%
1.53%	2.57%	2.60%	2.55%	1.98%	3.49%	3.58%	3.46%
63%	51%	49%	85%	105%	52%	27%	102%

See accompanying Notes to Financial Statements.

135

ADVISORSHARES TRUST

Financial Highlights

	AdvisorShares Peritus High Yield ETF
	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$33.88	$40.65	$53.27	$50.43	$48.59
Investment Operations
Net Investment Income (Loss)(3)	2.71	3.11	3.59	4.14	4.28
Net Realized and Unrealized Gain (Loss)	2.49	(6.93)	(12.33)	2.69	1.66
Distributions of Net Realized Gains by other investment companies	0.00 (4)	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(5)	5.20	(3.82)	(8.74)	6.83	5.94
Distributions from Net Investment Income	(2.56)	(2.95)	(3.88)	(3.95)	(4.09)
Distributions from Realized Capital Gains	—	—	—	(0.04)	(0.01)
Total Distributions	(2.56)	(2.95)	(3.88)	(3.99)	(4.10)
Net Asset Value, End of Year/Period	$36.52	$33.88	$40.65	$53.27	$50.43
Market Value, End of Year/Period	$36.00	$33.84	$40.58	$53.27	$49.91

Total Return
Total Investment Return Based on Net Asset Value(6)	15.72%	(9.34)%	(16.82)%	14.04%	12.58%
Total Investment Return Based on Market Value(6)	14.33%	(9.20)%	(16.88)%	15.20%	11.29%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000's omitted)	$169,810	$201,601	$375,991	$1,075,997	$259,729
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(7)	1.24%	1.22%	1.23%	1.18%	1.25%
Expenses, prior to expense waivers and reimbursements(7)	1.24%	1.28%	1.23%	1.18%	1.23%
Net Investment Income (Loss)(7)	7.55%	8.77%	7.65%	7.95%	8.44%
Portfolio Turnover Rate(9)	147%	79%	88%	87%	37%

See accompanying Notes to Financial Statements.

136

ADVISORSHARES TRUST

Financial Highlights

AdvisorShares Ranger Equity Bear ETF										AdvisorShares Sage Core Reserves ETF
Year ended June 30, 2017		Year ended June 30, 2016		Year ended June 30, 2015		Year ended June 30, 2014		Year ended June 30, 2013		Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2015		For the period January 14, 2014* to June 30, 2014

$10.60		$10.88		$11.78		$16.17		$23.33		$99.43	$99.38	$99.78		$100.00

(0.20)		(0.27)		(0.31)		(0.38)		(0.60)		0.97	0.69	0.12		0.36
(1.84)		(0.01)		(0.59)		(4.01)		(6.56)		0.11	0.12	(0.12)		(0.25)
—		—		—		—		—		—	—	—		—
(2.04)		(0.28)		(0.90)		(4.39)		(7.16)		1.08	0.81	—		0.11
—		—		—		—		—		(1.08)	(0.76)	(0.40)		(0.33)
—		—		—		—		—		—	—	—		—
—		—		—		—		—		(1.08)	(0.76)	(0.40)		(0.33)
$8.56		$10.60		$10.88		$11.78		$16.17		$99.43	$99.43	$99.38		$99.78
$8.55		$10.61		$10.88		$11.79		$16.16		$99.44	$99.63	$99.40		$99.80

(19.24)%		(2.53)%		(7.64)%		(27.15)%		(30.69)%		1.08%	0.83%	0.00	%(4)	0.11%
(19.42)%		(2.48)%		(7.72)%		(27.04)%		(30.76)%		0.88%	1.00%	0.00	%(4)	0.13%

$174,504		$213,948		$128,059		$161,952		$218,357		$84,519	$111,862	$34,783		$37,419

2.67	%(8)	2.68	%(8)	2.80	%(8)	2.87	%(8)	3.12	%(8)	0.35%	0.35%	0.35%		0.35%
2.67	%(8)	2.68	%(8)	2.80	%(8)	2.87	%(8)	3.12	%(8)	0.50%	0.55%	0.73%		0.73%
(2.15)%		(2.49)%		(2.72)%		(2.81)%		(3.11)%		0.97%	0.70%	0.12%		0.78%
245%		402%		419%		484%		697%		81%	72%	59%		12%

See accompanying Notes to Financial Statements.

137

ADVISORSHARES TRUST

Financial Highlights

	AdvisorShares STAR Global Buy-Write ETF
	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	For the period September 17, 2012* to June 30, 2013
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$26.77	$26.60	$26.18	$23.61	$25.00
Investment Operations
Net Investment Income (Loss)(3)	0.09	0.10	0.01	(0.10)	(0.03)
Net Realized and Unrealized Gain (Loss)	2.48	0.07	0.41	2.67	(1.16)
Distributions of Net Realized Gains by other investment companies	0.01	0.00 (4)	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(5)	2.58	0.17	0.42	2.57	(1.19)
Distributions from Net Investment Income	(0.22)	—	—	—	(0.17)
Distributions from Realized Capital Gains	—	—	—	—	(0.03)
Total Distributions	(0.22)	—	—	—	(0.20)
Net Asset Value, End of Year/Period	$29.13	$26.77	$26.60	$26.18	$23.61
Market Value, End of Year/Period	$29.13	$26.76	$26.61	$26.22	$23.62

Total Return
Total Investment Return Based on Net Asset Value(6)	9.70%	0.64%	1.60%	10.89%	(4.80)%
Total Investment Return Based on Market Value(6)	9.74%	0.56%	1.49%	11.01%	(4.76)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000's omitted)	$17,477	$17,400	$26,597	$27,490	$22,428
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(7)	1.85%	1.85%	1.85%	1.85%	1.85%
Expenses, prior to expense waivers and reimbursements(7)	2.14%	1.97%	1.87%	1.79%	2.35%
Net Investment Income (Loss)(7)	0.32%	0.38%	0.03%	(0.42)%	(0.14)%
Portfolio Turnover Rate(9)	26%	58%	45%	166%	40%

* Commencement of operations.

(1) Formerly known as, AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF.

(2) Formerly known as, AdvisorShares TrimTabs Float Shrink ETF.

(3) Based on average shares outstanding.

(4) Amount represents less than $0.005 or 0.005%.

(5) The amount shown for a share distribution throughout the period may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

(6) Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.

(7) Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.

(8) The expense ratio includes interest and dividend expenses on short sales of 1.03%, 1.05%, 1.15%, 1.22%, and 1.51% for the periods ended June 30, 2017, June 30, 2016, June 30, 2015, June 30, 2014 and June 30, 2013 respectively.

(9) Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

(10) During the year, the Fund underwent a sub-advisor change. As a result, investment transactions were increased during the period, which caused a higher than normal portfolio rate.

See accompanying Notes to Financial Statements.

138

ADVISORSHARES TRUST

Financial Highlights

AdvisorShares Wilshire Buyback ETF(2)
Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013

$55.56	$57.05	$51.22	$41.05	$33.16

0.47	0.47	0.42	0.43	0.23
10.93	(1.54)	5.75	9.89	7.99
—	—	—	—	—
11.40	(1.07)	6.17	10.32	8.22
(0.73)	(0.42)	(0.34)	(0.15)	(0.21)
—	—	—	—	(0.12)
(0.73)	(0.42)	(0.34)	(0.15)	(0.33)
$66.23	$55.56	$57.05	$51.22	$41.05
$66.17	$55.53	$57.05	$51.25	$41.13

20.55%	(1.87)%	12.06%	25.18%	25.01%
20.52%	(1.91)%	11.99%	25.00%	24.96%

$142,400	$155,570	$242,472	$137,015	$25,657

0.90%	0.99%	0.99%	0.99%	0.99%
1.07%	1.21%	1.11%	1.16%	1.90%
0.76%	0.86%	0.76%	0.90%	0.62%
180%	196%	52%	7%	57%

See accompanying Notes to Financial Statements.

139

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2017

1. Organization

AdvisorShares Trust (the “Trust”) was organized as a Delaware statutory trust on July 30, 2007 and has authorized capital of unlimited shares. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”). The Trust is comprised of 17 active funds (the “Funds” or “ETFs” and individually, the “Fund” or “ETF”):

Fund	Ticker	Commencement of Operations
AdvisorShares Cornerstone Small Cap ETF	SCAP	July 6, 2016
AdvisorShares Dorsey Wright ADR ETF (1)	AADR	July 21, 2010
AdvisorShares Focused Equity ETF	CWS	September 20, 2016
AdvisorShares Gartman Gold/Euro ETF	GEUR	February 11, 2014
AdvisorShares Gartman Gold/Yen ETF	GYEN	February 11, 2014
AdvisorShares KIM Korea Equity ETF	KOR	September 28, 2016
AdvisorShares Madrona Domestic ETF	FWDD	June 21, 2011
AdvisorShares Madrona Global Bond ETF	FWDB	June 21, 2011
AdvisorShares Madrona International ETF	FWDI	June 21, 2011
AdvisorShares Meidell Tactical Advantage ETF	MATH	June 23, 2011
AdvisorShares Newfleet Multi-Sector Income ETF	MINC	March 19, 2013
AdvisorShares Pacific Asset Enhanced Floating Rate ETF	FLRT	February 18, 2015
AdvisorShares Peritus High Yield ETF	HYLD	December 1, 2010
AdvisorShares Ranger Equity Bear ETF	HDGE	January 27, 2011
AdvisorShares Sage Core Reserves ETF	HOLD	January 14, 2014
AdvisorShares STAR Global Buy-Write ETF	VEGA	September 17, 2012
AdvisorShares Wilshire Buyback ETF (2)	TTFS	October 4, 2011

(1)	Formerly known as, AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF. Effective September 1, 2016.
(2)	Formerly known as, AdvisorShares TrimTabs Float Shrink ETF. Effective July 1, 2016.

AdvisorShares Cornerstone Small Cap ETF (“Cornerstone Small Cap ETF”) seeks to provide total return through long-term capital appreciation and current income. The Portfolio Manager invests in a diversified group of U.S.-traded equity securities, including common and preferred stock, ADRs, and publicly-traded REITs.

AdvisorShares Dorsey Wright ADR ETF (“Dorsey Wright ADR ETF”) seeks to achieve the Fund’s investment objective by selecting primarily a portfolio of U.S.-traded securities of non-U.S. organizations, most often American Depositary Receipts (“ADRs”). The Fund invests in developed and emerging markets and may invest in securities of any market capitalization.

AdvisorShares Focused Equity ETF (“Focused Equity ETF”) seeks long-term capital appreciation. CWS invests primarily in a focused group of U.S. exchange-listed equity securities that the portfolio manager believes have favorable fundamental attributes.

140

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2017

1. Organization – (continued)

AdvisorShares Gartman Gold/Euro ETF (‘‘Gartman Gold/Euro ETF’’) seeks to provide positive returns by utilizing the European Union’s Euro to invest its assets in the gold market. GEUR offers investors an alternative method to invest in gold by financing gold purchases in liquid currencies other than the U.S. dollar. Euros are obtained through the sale of either exchange-traded currency futures or ‘‘over-the-counter’’ foreign exchange forward contracts.

AdvisorShares Gartman Gold/Yen ETF (‘‘Gartman Gold/Yen ETF’’) seeks to provide positive returns by utilizing the Japanese yen to invest its assets in the gold market. GYEN offers investors an alternative method to invest in gold by financing gold purchases in liquid currencies other than the U.S. dollar. The Japanese yen is obtained through the sale of either exchange-traded currency futures or ‘‘over-the-counter’’ foreign exchange forward contracts.

AdvisorShares KIM Korea Equity ETF (“KIM Korea Equity ETF”) seeks to provide long-term capital appreciation above the capital appreciation of its primary benchmark, the MSCI Korea Index, and other Korea-focused indexes. The Fund seeks to achieve its investment objective by investing primarily in growth-oriented stocks of any capitalization range listed on the Korea Exchange. The fund engages in sector allocation based on analysis of the macro economy and its effect on corporate competitiveness and industry cycles and strives to invest with large economic cycles as compared to short-term market trends and short-term supply and demand.

AdvisorShares Madrona Domestic ETF (‘‘Madrona Domestic ETF’’) seeks to provide long-term capital appreciation above the capital appreciation of its benchmark, the S&P 500 Index by selecting a portfolio of up to 500 of the largest U.S. traded equity securities using a weighted allocation system based on consensus analyst estimates of the present value of future expected earnings relative to the share price of each security.

AdvisorShares Madrona Global Bond ETF (‘‘Madrona Global Bond ETF’’) seeks investment results that exceed the price and yield performance of its benchmark, the Barclays Capital Aggregate Bond Index. The Portfolio Manager seeks to achieve this objective by selecting a diversified portfolio of fixed income exchange-traded products (ETPs), including but not limited to, exchange-traded notes (ETNs), exchange-traded currency trusts and exchange-traded commodity pools. FWDB invests in at least 12 distinct global bond classes that cover the entire global investable bond universe. The Portfolio Manager constructs FWDB’s portfolio using a weighted allocation system based on historic yield curve analysis and a mean reversion strategy.

AdvisorShares Madrona International ETF (‘‘Madrona International ETF’’) seeks to provide long-term capital appreciation above the capital appreciation of its international benchmarks, such as the MSCI EAFE Index, the Fund’s primary benchmark, and the BNY Mellon Classic ADR Index, the Fund’s secondary benchmark. The Fund seeks to achieve this objective by selecting a portfolio primarily composed of at least 250 of the largest American Depositary Receipts (ADRs) from among the largest issuers of Europe, Australasia and the Far East (EAFE) and Canada. Its portfolio may also include ADRs that provide exposure to certain markets deemed to be emerging markets.

AdvisorShares Meidell Tactical Advantage ETF (‘‘Meidell Tactical Advantage ETF’’) seeks to provide long-term capital appreciation and capital preservation. The Fund is considered a ‘‘fund-of-funds’’ that seeks to achieve this investment objective by managing a tactical strategy that has the ability to dynamically rebalance the Fund’s portfolio from as much as 100% equity assets to 100% fixed income

141

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Notes to Financial Statements (Continued)

June 30, 2017

1. Organization – (continued)

assets or cash and cash equivalents depending on market trends. The Fund employs a long tactical strategy that seeks to minimize portfolio losses by rotating out of higher volatility assets and lower volatility assets depending on the Fund’s current view of risks in different asset classes.

AdvisorShares Newfleet Multi-Sector Income ETF (‘‘Newfleet Multi-Sector Income ETF’’) seeks to provide current income consistent with preservation of capital, while limiting fluctuations in net asset value (‘‘NAV’’) due to changes in interest rates. In seeking to achieve the Fund’s investment objective, the Sub-Advisor applies a time-tested approach and extensive credit research to capitalize on opportunities across undervalued areas of the bond markets. The Fund principally invests in investment-grade securities, which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization or, if unrated, those securities that the Sub-Advisor determines to be of comparable quality.

AdvisorShares Pacific Asset Enhanced Floating Rate ETF (‘‘Pacific Asset Enhanced Floating Rate ETF’’) seeks to provide a high level of current income. The fund seeks to achieve its investment objective by selecting a focused portfolio comprised primarily of income producing floating rate loans and floating rate debt securities.

AdvisorShares Peritus High Yield ETF (‘‘Peritus High Yield ETF’’) seeks high current income by investing in a focused portfolio of high yield debt securities commonly referred to as ‘‘junk bonds’’. The Fund does not have any portfolio maturity limitation and may invest in instruments with short-term, medium-term or long-term maturities.

AdvisorShares Ranger Equity Bear ETF (‘‘Ranger Equity Bear ETF’’) seeks capital appreciation through short sales of domestically traded equity securities. The portfolio management team implements a bottom-up, fundamental, research driven security selection process. In selecting short positions, the Fund seeks to identify securities with low earnings quality or aggressive accounting which may be intended on the part of company management to mask operational deterioration and bolster the reported earnings per share over a short time period. In addition, the portfolio management team seeks to identify earnings driven events that may act as a catalyst to the price decline of a security, such as downwards earnings revisions or reduced forward guidance.

AdvisorShares Sage Core Reserves ETF (‘‘Sage Core Reserves ETF’’) seeks to preserve capital while maximizing income. The Sub-Advisor seeks to achieve the fund’s investment objective by investing in a variety of fixed income securities, including bonds, forwards and instruments issued by U.S. and foreign issuers. It will invest in U.S. dollar-denominated investment grade debt securities, including mortgage- or asset-backed securities, rated Baa- or higher by Moody’s Investors Service, Inc. (‘‘Moody’s’’), or equivalently rated by Standard & Poor’s Ratings Services (‘‘S&P’’) or Fitch, Inc. (‘‘Fitch’’), or, if unrated, determined by the Sub-Advisor to be of comparable quality.

AdvisorShares STAR Global Buy-Write ETF (‘‘STAR Global Buy-Write ETF’’) seeks consistent repeatable returns across all market cycles. The Portfolio Manager seeks to achieve this investment objective by using a proprietary strategy known as Volatility Enhanced Global Appreciation (VEGA). VEGA employs a ‘‘Buy-Write’’ or ‘‘Covered Call’’ overlay for their global allocation strategy using ETPs. The strategy simultaneously writes (sells) a call option against each position in order to seek cumulative price appreciation from the portfolio’s global exposure, while generating a consistent income stream from the sale of covered call and/or cash-secured put options. When volatility is low the portfolio manager buys protective put options to manage downside risk.

142

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2017

1. Organization – (continued)

AdvisorShares Wilshire Buyback ETF (‘‘Wilshire Buyback ETF’’) seeks to achieve its investment objective by primarily investing in the broad U.S. equity market. The Fund invests in stocks with liquidity and fundamental characteristics that are historically associated with superior long-term performance. Based on extensive historical research, Wilshire Associates Incorporated designed a quantitative stock selection process to make allocation decisions in the Fund’s portfolio.

Some of the Funds are considered “fund of funds” and seek to achieve their investment objectives by investing primarily in other affiliated and unaffiliated exchange-traded funds (“ETFs”), as well as other exchange-traded products, including, but not limited to, exchange-traded notes (“ETNs”) and closed-end funds (collectively with ETFs and ETNs, “ETPs”), that offer diversified exposure to various global regions, credit qualities, durations and maturity dates.

For the year ended June 30, 2017, the Funds held significant positions (greater than 25% of net assets), except those invested in short term money market instruments, in other funds as follows:

Funds	Security Name	Market Value as of June 30, 2017	% of Fund Net Assets as of June 30, 2017	Reference location

Gartman Gold/Euro ETF	AdvisorShares Sage Core Reserves ETF	$4,976,500	33.0%	Contained within this report.

Gartman Gold/Yen ETF	AdvisorShares Sage Core Reserves ETF	4,976,500	32.3	Contained within this report.

Ranger Equity Bear ETF	AdvisorShares Sage Core Reserves ETF	67,182,750	38.5	Contained within this report.

STAR Global Buy-Write ETF	SPDR S&P 500 ETF Trust	8,753,885	50.1	https://us.spdrs.com

2. Consolidation of Subsidiaries

The Consolidated Schedules of Investments; Consolidated Statements of Assets and Liabilities, of Operations and of Changes in Net Assets; and the Consolidated Financial Highlights of the ETFs listed below include the accounts of wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

Funds	Wholly Owned Subsidiary
Gartman Gold/Euro ETF	AdvisorShares Gartman Gold/Euro CFC
Gartman Gold/Yen ETF	AdvisorShares Gartman Gold/Yen CFC

A summary of each ETF’s investment in its corresponding subsidiary is as follows:

Funds	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2017	% of ETF’s Total Net Assets at June 30, 2017
Gartman Gold/Euro ETF	February 11, 2014	$2,782,271	18.5%
Gartman Gold/Yen ETF	February 11, 2014	2,920,532	18.9

143

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2017

3. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with U.S. generally accepted accounting principles (‘‘GAAP’’) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation

In computing each Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities, including Underlying ETFs, is taken from the exchange where the security is primarily traded. Securities regularly traded in an OTC market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Board of Trustees of the Trust.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method. Dividend income and distributions to shareholders are recognized on the ex-dividend date and interest income and expenses are recognized on the accrual basis. Premiums and discounts are amortized over the life of the bond using the effective interest method.

Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security,

Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations.

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

144

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2017

3. Summary of Significant Accounting Policies – (continued)

Swap Agreements

Certain funds may invest in equity swaps to obtain exposure to the underlying referenced security, obtain leverage or enjoy the returns from ownership without actually owning equity. Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that the Adviser or Sub-Adviser, as applicable, do not accurately analyze and predict future market trends, the values of assets or economic factors, the Funds may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid. Periodic payments received or paid by the Funds are recorded as realized gains or losses.

Repurchase Agreements

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2017 the market values of repurchase agreements outstanding are included as cash collateral for securities on loan on the Statements of Assets and Liabilities.

Short Sales

Certain Funds may sell securities it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market value of that security (short sale). When the Funds make a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Funds may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date as an expense. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Funds are also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

145

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2017

3. Summary of Significant Accounting Policies – (continued)

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with broker for collateral for securities sold short is recorded as an asset on the Statements of Assets and Liabilities and securities segregated as collateral are denoted in the Schedule of Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. The net amount of income or fees paid by Ranger Equity Bear ETF for the year ended June 30, 2017 was $810,690, which is included as Interest on Securities Sold, Not Yet Purchased in the Statements of Operations.

Deposits with brokers and segregated cash for securities sold short represent cash balances on deposit with the Funds’ prime brokers and custodian. The Funds are subject to credit risk should the prime brokers be unable to meet its obligations to the Funds.

Term Loans

Certain Funds invests in senior secured corporate loans or bank loans, some of which may be partially or entirely unfunded and purchased on a when-issued or delayed delivery basis, that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, actual maturity may be substantially less than the stated maturity. Bank loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

Futures Contracts

Certain Funds may invest in futures contracts (‘‘futures’’), may invest in futures in order to hedge its investments against fluctuations in value caused by changes in prevailing interest rates or market conditions. Such Funds may invest in futures as a primary investment strategy. Investments in futures may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Fund holds. No monies are paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as ‘marking-to-the-market.’ Once a final determination of variation margin is made, additional cash is required to be paid by or released to a Fund, and a Fund will realize a loss or gain. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures contract; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

146

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2017

3. Summary of Significant Accounting Policies – (continued)

Options

Certain Funds are authorized to write and purchase put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

Short-Term Investments

Each Fund may invest in high-quality short-term debt securities and money market instruments on an ongoing basis to maintain liquidity or pending selection of investments in accordance with its policies. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.

Securities Lending

The Funds participate in a securities lending program offered by The Bank of New York Mellon (‘‘BNYM’’) (the ‘‘Program’’), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight repurchase agreements, which are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. Government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Schedule of Investments. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The repurchase agreement income related to the Program earned by the Funds is disclosed on the Statements of Operations.

147

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2017

3. Summary of Significant Accounting Policies – (continued)

The value of loaned securities and related collateral outstanding at June 30, 2017 are shown in the Schedules of Investments and Statements of Assets and Liabilities.

				Gross Amounts not offset in the Statements of Assets and Liabilities
Fund and Description	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset in the Statements of Assets and (Liabilities)	Net Amounts Presented in the Statements of Assets and (Liabilities)	Financial Instruments		Collateral Pledged/Received	Net Amount
Cornerstone Small Cap ETF				—
Securities Lending	$(418,609)	$—	$(418,609)	$ 418,609	(1)	$—	$—
Repurchase Agreements	418,609	—	418,609	418,609	(2)	—	—
Dorsey Wright ADR ETF
Securities Lending	(6,644,407)	—	(6,644,407)	6,644,407	(1)	—	—
Repurchase Agreements	6,644,407	—	6,644,407	6,644,407	(2)	—	—
Focused Equity ETF
Securities Lending	(383,967)	—	(383,967)	383,967	(1)	—	—
Repurchase Agreements	383,967	—	383,967	383,967	(2)	—	—
Madrona Domestic ETF
Securities Lending	(705,033)	—	(705,033)	705,033	(1)	—	—
Repurchase Agreements	705,033	—	705,033	705,033	(2)	—	—
Madrona Global Bond ETF
Securities Lending	(615,801)	—	(615,801)	615,801	(1)	—	—
Repurchase Agreements	615,801	—	615,801	615,801	(2)	—	—
Madrona International ETF
Securities Lending	(1,915,339)	—	(1,915,339)	1,915,339	(1)	—	—
Repurchase Agreements	1,915,339	—	1,915,339	1,915,339	(2)	—	—
Meidell Tactical Advantage ETF
Securities Lending	(1,838,128)	—	(1,838,128)	1,838,128	(1)	—	—
Repurchase Agreements	1,838,128	—	1,838,128	1,838,128	(2)	—	—
Newfleet Multi-Sector Income ETF
Securities Lending	(1,889,819)	—	(1,889,819)	1,889,819	(1)	—	—
Repurchase Agreements	1,889,819	—	1,889,819	1,889,819	(2)	—	—
Pacific Asset Enhanced Floating Rate ETF
Swaps	(23,043)	—	(23,043)	—		—	(23,043)
Peritus High Yield ETF
Securities Lending	(25,627,454)	—	(25,627,454)	25,627,454	(1)	—	—
Repurchase Agreements	25,627,454	—	25,627,454	25,627,454	(2)	—	—
Wilshire Buyback ETF
Securities Lending	(5,433,769)	—	(5,433,769)	5,433,769	(1)	—	—
Repurchase Agreements	5,433,769	—	5,433,769	5,433,769	(2)	—	—

(1)	Collateral for securities on loan is included in the Schedules of Investments and consists of Repurchase Agreements.
(2)	Repurchase agreements are collateralized by U.S. Government Agency Obligations in the event the other party to the repurchase agreement defaults on its obligation.

148

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2017

3. Summary of Significant Accounting Policies – (continued)

Dividends and Distributions

Each Fund will generally pay out dividends to shareholders at least annually. Each Fund will distribute its net capital gains, if any, to shareholders annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. Distributions are recorded on ex-dividend date.

Indemnifications

In the normal course of business, each Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

4. Investment Advisory Agreement and Other Agreements

Investment Advisory Agreement

Each Fund has entered into an investment advisory agreement with AdvisorShares Investments, LLC (the ‘‘Advisor’’) pursuant to which the Advisor acts as the Fund’s investment adviser. Pursuant to the agreement, the Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) for oversight of the Trust’s sub-advisers. For its services, each Fund pays the Advisor an annual management fee and which is calculated daily and paid monthly based on average daily net assets. From time to time, the Advisor may waive all or a portion of its fee.

The Advisor’s annual management fee for each Fund is as follows:

Fund:	Rate:
Cornerstone Small Cap ETF	0.65%
Dorsey Wright ADR ETF	0.75%
Focused Equity ETF	0.75%
Gartman Gold/Euro ETF	0.55%
Gartman Gold/Yen ETF	0.55%
KIM Korea Equity ETF	0.84%
Madrona Domestic ETF	0.80%
Madrona Global Bond ETF	0.50%
Madrona International ETF	0.80%
Meidell Tactical Advantage ETF	1.20%
Newfleet Multi-Sector Income ETF	0.65%
Pacific Asset Enhanced Floating Rate ETF	0.95%
Peritus High Yield ETF	1.10%
Ranger Equity Bear ETF	1.50%
Sage Core Reserves ETF	0.30%
STAR Global Buy-Write ETF	1.35%
Wilshire Buyback ETF	0.90%*

* Prior to July 1, 2016, the annual management fee was 0.99%.

149

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2017

4. Investment Advisory Agreement and Other Agreements – (continued)

Sub-Advisory Agreements

Each Fund’s investment sub-advisor provides investment advice and management services to the Fund. AdvisorShares supervises the day-to-day investment and reinvestment of the assets in the Fund and is responsible for monitoring the Fund’s adherence to its investment mandate. Pursuant to an investment sub-advisory agreement between each sub-advisor and the Advisor, the sub-advisor receives an annual fee.

From time to time, each sub-advisor may waive all or a portion of its fee.

Expense Limitation Agreement

The Advisor has contractually agreed to reduce their fees and reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding a specified amount for each Fund’s average daily net assets (with the exception of Global Echo ETF). The expense limitation agreement will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund. The investment advisory agreement may only be terminated with the approval of the Fund’s Board. The expense caps in effect for each Fund during the year ended June 30, 2017 were as follows:

Fund:	Rate:
Cornerstone Small Cap ETF	0.90%
Dorsey Wright ADR ETF	1.25%
Focused Equity ETF	0.75%
Gartman Gold/Euro ETF	0.65%
Gartman Gold/Yen ETF	0.65%
KIM Korea Equity ETF	0.99%
Madrona Domestic ETF	1.25%
Madrona Global Bond ETF	0.95%
Madrona International ETF	1.25%
Meidell Tactical Advantage ETF	1.35%
Newfleet Multi-Sector Income ETF	0.75%
Pacific Asset Enhanced Floating Rate ETF	1.10%
Peritus High Yield ETF	1.35%
Ranger Equity Bear ETF	1.85%
Sage Core Reserves ETF	0.35%
STAR Global Buy-Write ETF	1.85%
Wilshire Buyback ETF	0.90%*

* Prior to July 1, 2016, the expense cap was 0.99%.

150

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2017

4. Investment Advisory Agreement and Other Agreements – (continued)

For the year ended June 30, 2017, the Advisor waived fees and reimbursed expenses for each Fund as follows. Each Fund may recoup such waivers until the date indicated, or for a maximum of three years from reimbursement, whichever is sooner.

Fund:	Expenses Reimbursed:	Recoupment Balance:	Recoupment Expiration:	Year Incurred

Cornerstone Small Cap ETF	$101,317	$101,317	6/30/2020	2017
Total	101,317	101,317

Dorsey Wright ADR ETF	$55,807	$55,807	6/30/2018	2015
	58,928	58,928	6/30/2019	2016
	50,172	50,172	6/30/2020	2017
Total	164,907	164,907

Focused Equity ETF	$83,821	$83,821	6/30/2020	2017
Total	83,821	83,821

Gartman Gold/Euro ETF	$118,897	$118,897	6/30/2018	2015
	111,217	111,217	6/30/2019	2016
	127,460	127,460	6/30/2020	2017
Total	357,574	357,574

Gartman Gold/Yen ETF	$122,306	$122,306	6/30/2018	2015
	107,681	107,681	6/30/2019	2016
	129,598	129,598	6/30/2020	2017
Total	359,585	359,585

KIM Korea Equity ETF	$75,130	$75,130	6/30/2020	2017
Total	75,130	75,130

Madrona Domestic ETF	$35,654	$35,654	6/30/2018	2015
	21,361	21,361	6/30/2019	2016
	32,079	32,079	6/30/2020	2017
Total	89,094	89,094

Madrona Global Bond ETF	$12,090	$11,721	6/30/2018	2015
	23,218	23,218	6/30/2019	2016
	46,960	46,960	6/30/2020	2017
Total	82,268	81,899

Madrona International ETF	$79,853	$79,853	6/30/2018	2015
	63,601	63,601	6/30/2019	2016
	75,380	75,380	6/30/2020	2017
Total	218,834	218,834

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June 30, 2017

4. Investment Advisory Agreement and Other Agreements – (continued)

Fund:	Expenses Reimbursed:	Recoupment Balance:	Recoupment Expiration:	Year Incurred

Meidell Tactical Advantage ETF	$103,519	$103,519	6/30/2018	2015
	96,939	96,939	6/30/2019	2016
	110,946	110,946	6/30/2020	2017
Total	311,404	311,404

Newfleet Multi-Sector Income ETF	$139,832	$139,832	6/30/2018	2015
	132,621	132,621	6/30/2019	2016
	133,302	133,302	6/30/2020	2017
Total	405,755	405,755

Pacific Asset Enhanced Floating Rate ETF	$30,047	$30,047	6/30/2018	2015
	108,286	108,286	6/30/2019	2016
	79,534	79,534	6/30/2020	2017
Total	217,867	217,867

Sage Core Reserves ETF	$141,235	$141,235	6/30/2018	2015
	90,545	90,545	6/30/2019	2016
	141,505	141,505	6/30/2020	2017
Total	373,285	373,285

STAR Global Buy-Write ETF	$13,786	$13,786	6/30/2018	2015
	25,820	25,820	6/30/2019	2016
	50,044	50,044	6/30/2020	2017
Total	89,650	89,650

Wilshire Buyback ETF	$211,220	$211,220	6/30/2018	2015
	454,474	454,474	6/30/2019	2016
	244,904	244,904	6/30/2020	2017
Total	910,598	910,598

Administrator, Custodian, Fund Accountant and Transfer Agent

The Bank of New York Mellon (‘‘BNYM’’) (in each capacity, the ‘‘Administrator’’, ‘‘Custodian’’, ‘‘Fund Accountant’’ or ‘‘Transfer Agent’’), serves as the Fund’s Administrator, Custodian, Fund Accountant and Transfer Agent pursuant to a certain Fund Administration and Accounting Agreement, a Custody Agreement or a Transfer Agency and Service Agreement, as the case may be.

Distribution and Service (12b-1) Plan

Foreside Fund Services, LLC (the ‘‘Distributor’’) serves as the Fund’s distributor of Creation Units for the Fund pursuant to the distribution agreement. The Distributor does not maintain any secondary market shares. The Funds have adopted a Distribution and Service Plan (‘‘Plan’’) pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. No fees are currently paid by each Fund under the Plan, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in each Fund.

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June 30, 2017

5. Creation and Redemption Transactions

The Funds issue and redeem shares on a continuous basis at NAV in groups of 25,000 shares, at minimum, called ‘‘Creation Units.’’ Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Only ‘‘Authorized Participants’’ may purchase or redeem shares directly from each Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

6. Summary of Fair Value Disclosure

The Financial Accounting Standard Board’s (‘‘FASB’’) Accounting Standards Codification (‘‘ASC’’) 820-10, Fair Value Measurements and Disclosures, defines fair value, establishes an authoritative framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.
•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
•	Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be ‘‘significant events’’ are government actions, natural disasters, armed conflicts and acts of terrorism. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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June 30, 2017

6. Summary of Fair Value Disclosure – (continued)

The following is a summary of the inputs used as of June 30, 2017 in valuing the Funds’ assets and liabilities carried at fair value:

Assets	Cornerstone Small Cap ETF	Dorsey Wright ADR ETF	Focused Equity ETF	Gartman Gold/Euro ETF	Gartman Gold/Yen ETF	KIM Korea Equity ETF
Level 1
Exchange Traded Funds	$—	$—	$—	$4,976,500	$4,976,500	$—
Common Stocks	4,255,050	64,678,424	12,064,887	—	—	9,699,763
Money Market Funds	36,588	486,306	100,500	4,324,052	3,247,432	—
Futures†	—	—	—	—	261,396	—
Level 2
Common Stocks	—	—	—	—	—	85,788
Repurchase Agreements for Securities Loaned	418,609	6,644,407	383,967	—	—	—
Liabilities
Level 1
Futures†	—	—	—	(499,629)	(202,920)	—
Total	$4,710,247	$71,809,137	$12,549,354	$8,800,923	$8,282,408	$9,785,551

Assets	Madrona Domestic ETF	Madrona Global Bond ETF	Madrona International ETF	Meidell Tactical Advantage ETF	Newfleet Multi- Sector Income ETF	Pacific Asset Enhanced Floating Rate ETF
Level 1
Exchange Traded Funds	$—	$17,242,276	$—	$13,137,255	$—	$—
Common Stocks	26,094,520	—	10,434,797	—	—	—
Money Market Funds	693,049	279,053	60,010	580,529	9,347,183	4,563,296
Level 2
Mortgage Backed Securities	—	—	—	—	69,415,812	—
Asset Backed Securities	—	—	—	—	68,531,810	—
Corporate Bonds	—	—	—	—	56,103,173	2,712,415
Term Loans	—	—	—	—	25,850,874	19,816,789
Foreign Bonds	—	—	—	—	17,856,967	—
U.S. Government Agency Securities	—	—	—	—	4,725,353	—
U.S. Treasury Note	—	—	—	—	7,177,703	—
Repurchase Agreements for Securities Loaned	705,033	615,801	1,915,339	1,838,128	1,889,819	—
Level 3
Corporate Bonds	—	—	—	—	282	—
Mortgage Backed Securities	—	—	—	—	625,635	—
Liabilities
Level 2
Swaps Contracts†	—	—	—	—	—	(23,043)
Total	$27,492,602	$18,137,130	$12,410,146	$15,555,912	$261,524,611	$27,069,457

154

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Notes to Financial Statements (Continued)

June 30, 2017

6. Summary of Fair Value Disclosure – (continued)

Assets	Peritus High Yield ETF	Ranger Equity Bear ETF	Sage Core Reserves ETF	STAR Global Buy- Write ETF	Wilshire Buyback ETF
Level 1
Exchange Traded Funds	$—	$67,182,750	$—	$16,447,656	$—
Common Stocks	—	—	—	—	139,282,617
Purchased Options	—	—	—	77,434	—
Money Market Funds	6,055,419	31,596,510	5,301,093	981,441	3,136,141
Level 2
Corporate Bonds	116,946,086	—	41,114,128	—	—
Foreign Bonds	17,433,410	—	8,633,525	—	—
U.S. Treasury Notes	—	—	5,482,993	—	—
U.S. Treasury Bill	—	—	99,649	—	—
Asset Backed Securities	—	—	19,518,676	—	—
Mortgage Backed Securities	—	—	7,919,197	—	—
Term Loans	33,239,700	—	—	—	—
Repurchase Agreements for Securities Loaned	25,627,454	—	—	—	5,433,769
Level 3
Mortgage Backed Securities	—	—	6,186	—	—
Liabilities
Level 1
Common Stocks	—	(172,804,979)	—	—	—
Written Options	—	—	—	(4,018)	—
Total	$199,302,069	$(74,025,719)	$88,075,447	$17,502,513	$147,852,527

†	Derivative instruments, including swap contracts and futures, are valued at the net unrealized gain (loss) on the instrument.

There were no recognized transfers between Level 1 and Level 2.

A reconciliation of assets or liabilities in which Level 3 inputs are used in determining fair value is presented when there are significant (individually, greater than 1% of the net assets of a fund, or collectively, greater than 5% of the net assets of a fund) Level 3 assets or liabilities at the end of the period.

7. Derivative Instruments

The Funds have adopted authoritative standards of accounting for derivative instruments which establish disclosure requirement for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations. The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective.

155

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Notes to Financial Statements (Continued)

June 30, 2017

7. Derivative Instruments – (continued)

At June 30, 2017, the fair values of derivative instruments were as follows:

Statements of Assets and Liabilities:

Fund:	Asset Derivatives:	Equity Risk	Foreign Exchange Risk	Commodity Risk	Credit Risk
Gartman Gold/Yen ETF	Unrealized Appreciation on Futures Contracts	$—	$261,396	$—	$—
STAR Global Buy-Write ETF	Options Purchased, at Value	77,434	—	—	—

Fund:	Liability Derivatives:	Equity Risk	Foreign Exchange Risk	Commodity Risk	Credit Risk
Gartman Gold/Euro ETF	Unrealized Depreciation on Futures Contracts	$—	$(292,361)	$(207,268)	$—
Gartman Gold/Yen ETF	Unrealized Depreciation on Futures Contracts	—	—	(202,920)	—
Pacific Asset Enhanced Floating Rate ETF	Unrealized Depreciation on Swaps Contracts	—	—	—	(23,043)
STAR Global Buy-Write ETF	Options Written, at Value	(4,018)	—	—	—

Transactions in derivative instruments during the year ended June 30, 2017, were as follows:

Statements of Operations:

Fund:	Realized Gain (Loss):	Equity Risk	Foreign Exchange Risk	Commodity Risk	Credit Risk
Gartman Gold/Euro ETF	Futures	$—	$1,078,917	$(1,315,159)	$—
Gartman Gold/Yen ETF	Futures	—	1,425,222	(239,666)	—
Pacific Asset Enhanced Floating Rate ETF	Swaps	—	—	—	86,550
STAR Global Buy-Write ETF	Investments – Options Purchased	(367,877)	—	—	—
STAR Global Buy-Write ETF	Options Written	(76,074)	—	—	—

Fund:	Change in Unrealized Gain (Loss):	Equity Risk	Foreign Exchange Risk	Commodity Risk	Credit Risk
Gartman Gold/Euro ETF	Futures	$—	$(809,886)	$(1,535,428)	$—
Gartman Gold/Yen ETF	Futures	—	975,212	(2,092,032)	—
Pacific Asset Enhanced Floating Rate ETF	Swaps	—	—	—	(5,907)
STAR Global Buy-Write ETF	Investments – Options Purchased	(37,824)	—	—	—
STAR Global Buy-Write ETF	Options Written	(8,382)	—	—	—

156

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Notes to Financial Statements (Continued)

June 30, 2017

7. Derivative Instruments – (continued)

For the year ended June 30, 2017, the average volume of the derivatives opened by the Funds was as follows:

	Gartman Gold/Euro ETF	Gartman Gold/Yen ETF	Pacific Asset Enhanced Floating Rate ETF	STAR Global Buy- Write ETF
Long Swaps Notional	—	—	4,000,000	—
Purchased Options Contracts	—	—	—	1,385
Written Options Contracts	—	—	—	6,771
Short Futures Contracts	1,117	1,074	—	—
Long Futures Contracts	808	825	—	—

8. Federal Income Tax

Each Fund intends to qualify as a ‘‘regulated investment company’’ under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to Federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are ‘‘more-likely-than-not’’ of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalty related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2014 − 2017), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of June 30, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

157

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Notes to Financial Statements (Continued)

June 30, 2017

8. Federal Income Tax – (continued)

At June 30, 2017, the approximate cost of investments, including short positions, and net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Other Derivatives Net Unrealized Appreciation (Depreciation)
Cornerstone Small Cap ETF	$4,195,723	$625,021	$(110,497)	$514,524	$—
Dorsey Wright ADR ETF	67,558,059	5,712,552	(1,461,474)	4,251,078	—
Focused Equity ETF	11,499,541	1,269,895	(220,082)	1,049,813	—
Gartman Gold/Euro ETF	9,298,052	22,284	(19,784)	2,500	—
Gartman Gold/Yen ETF	8,221,432	28,966	(26,466)	2,500	—
KIM Korea Equity ETF	8,395,467	1,490,653	(100,569)	1,390,084	(76)
Madrona Domestic ETF	24,774,763	3,610,586	(892,747)	2,717,839	—
Madrona Global Bond ETF	17,915,716	400,287	(178,873)	221,414	—
Madrona International ETF	11,797,528	989,618	(377,000)	612,618	—
Meidell Tactical Advantage ETF	15,665,289	62,246	(171,623)	(109,377)	—
Newfleet Multi-Sector Income ETF	261,041,079	1,905,448	(1,421,916)	483,532	—
Pacific Asset Enhanced Floating Rate ETF	27,224,274	238,422	(370,196)	(131,774)	(21,470)
Peritus High Yield ETF	199,440,280	4,125,848	(4,264,059)	(138,211)	—
Ranger Equity Bear ETF	98,711,760	3,167,415	(3,099,915)	67,500	(6,782,796)
Sage Core Reserves ETF	87,959,209	158,975	(42,737)	116,238	—
STAR Global Buy-Write ETF	16,001,235	1,514,754	(9,458)	1,505,296	12,959
Wilshire Buyback ETF	140,020,224	11,999,414	(4,167,111)	7,832,303	—

158

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Notes to Financial Statements (Continued)

June 30, 2017

8. Federal Income Tax – (continued)

At June 30, 2017, the components of distributable earnings/loss on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Capital Loss Carryforward	Timing Differences	Post-October/Late- year Ordinary Deferrals	Net Unrealized Appreciation (Depreciation	Total Earnings (Losses)
Cornerstone Small Cap ETF	$83,294	$13,880	$—	$—	$—	$514,524	$611,698
Dorsey Wright ADR ETF	27,111	—	(3,167,023)	—	—	4,251,078	1,111,166
Focused Equity ETF	15,421	—	(5,916)	—	—	1,049,813	1,059,318
Gartman Gold/Euro ETF	—	—	—	(207,268)	(127,720)	2,500	(332,488)
Gartman Gold/Yen ETF	—	—	(713,209)	(202,920)	(18,167)	2,500	(931,796)
KIM Korea Equity ETF	253,991	—	—	—	—	1,390,008	1,643,999
Madrona Domestic ETF	39,060	—	(3,357,470)	—	—	2,717,839	(600,571)
Madrona Global Bond ETF	17,255	—	(904,981)	—	—	221,414	(666,312)
Madrona International ETF	105,682	—	(5,935,899)	—	—	612,618	(5,217,599)
Meidell Tactical Advantage ETF	—	—	(1,025,837)	—	(11,870)	(109,377)	(1,147,084)
Newfleet Multi-Sector Income ETF	109,347	—	(5,483,886)	—	—	483,532	(4,891,007)
Pacific Asset Enhanced Floating Rate ETF	17,190	—	(209,250)	—	—	(153,244)	(345,304)
Peritus High Yield ETF	351,691	—	(179,723,479)	—	—	(138,211)	(179,509,999)
Ranger Equity Bear ETF	—	—	(209,148,132)	—	(1,474,035)	(6,715,296)	(217,337,463)
Sage Core Reserves ETF	19,213	—	(328,399)	—	—	116,238	(192,948)
STAR Global Buy-Write ETF	—	—	(680,372)	(492,985)	—	1,518,255	344,898
Wilshire Buyback ETF	422,778	—	(21,953,795)	—	—	7,832,303	(13,698,714)

The differences between book and tax basis components of net assets are primarily attributed to wash sale loss deferrals and other book/tax differences.

159

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Notes to Financial Statements (Continued)

June 30, 2017

8. Federal Income Tax – (continued)

At June 30, 2017, the effect of permanent book/tax reclassifications resulted in increases/(decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)	Paid-in Capital
Cornerstone Small Cap ETF	$—	$(155,514)	$155,514
Dorsey Wright ADR ETF	21,876	(2,559,956)	2,538,080
Focused Equity ETF	—	—	—
Gartman Gold/Euro ETF	1,402,779	(54,675)	(1,348,104)
Gartman Gold/Yen ETF	1,586,834	(1,160,329)	(426,505)
KIM Korea Equity ETF	(31,890)	32,244	(354)
Madrona Domestic ETF	3,507	(2,665,106)	2,661,599
Madrona Global Bond ETF	5,813	(163,952)	158,139
Madrona International ETF	7,480	(708,560)	701,080
Meidell Tactical Advantage ETF	30,159	(223,590)	193,431
Newfleet Multi-Sector Income ETF	2,756,341	(2,756,363)	22
Pacific Asset Enhanced Floating Rate ETF	(25,346)	25,323	23
Peritus High Yield ETF	38,651	(1,054,295)	1,015,644
Ranger Equity Bear ETF	4,723,729	(33,604)	(4,690,125)
Sage Core Reserves ETF	87,664	(87,664)	—
STAR Global Buy-Write ETF	5,680	(1,123,710)	1,118,030
Wilshire Buyback ETF	—	(20,374,470)	20,374,470

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of net operating losses and distributions reclassifications.

The tax character of distributions paid during the fiscal years ended June 30, 2017 and 2016 were:

Fund	2017 Ordinary Income	2017 Long Term Capital Gains	2016 Ordinary Income	2016 Long Term Capital Gains
Cornerstone Small Cap ETF	$2,606	$—	$—	$—
Dorsey Wright ADR ETF	482,641	—	80,669	—
Focused Equity ETF	2,637	—	—	—
Gartman Gold/Euro ETF	1,291,380	—	299,901	593,099
Gartman Gold/Yen ETF	1,403,577	—	170,895	341,367
KIM Korea Equity ETF	37,280	—	—	—
Madrona Domestic ETF	174,323	—	118,397	—
Madrona Global Bond ETF	591,272	—	721,446	—
Madrona International ETF	306,516	—	242,962	—
Meidell Tactical Advantage ETF	—	—	64,850	—
Newfleet Multi-Sector Income ETF	6,793,358	—	6,656,079	—
Pacific Asset Enhanced Floating Rate ETF	929,104	—	948,096	—
Peritus High Yield ETF	13,874,887	—	20,463,098	—
Ranger Equity Bear ETF	—	—	—	—
Sage Core Reserves ETF	973,996	—	342,487	—
STAR Global Buy-Write ETF	140,175	—	—	—
Wilshire Buyback ETF	1,650,149	—	1,684,986	—

160

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Notes to Financial Statements (Continued)

June 30, 2017

8. Federal Income Tax – (continued)

Under current tax regulations, capital losses on securities transactions realized after October 31 (‘‘Post-October Losses’’) may be deferred and treated as occurring on the first business day of the following fiscal year. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first business day of the following fiscal year. Post-October losses and ordinary income losses deferred to July 1, 2017 are as follows:

Fund	Late Year Ordinary Loss Deferral	Short-Term Capital Post-October Loss	Long-Term Capital Post-October Loss
Cornerstone Small Cap ETF	$—	$—	$—
Dorsey Wright ADR ETF	—	—	—
Focused Equity ETF	—	—	—
Gartman Gold/Euro ETF	22,020	42,280	63,420
Gartman Gold/Yen ETF	18,167	—	—
KIM Korea Equity ETF	—	—	—
Madrona Domestic ETF	—	—	—
Madrona Global Bond ETF	—	—	—
Madrona International ETF	—	—	—
Meidell Tactical Advantage ETF	11,870	—	—
Newfleet Multi-Sector Income ETF	—	—	—
Pacific Asset Enhanced Floating Rate ETF	—	—	—
Peritus High Yield ETF	—	—	—
Ranger Equity Bear ETF	1,474,035	—	—
Sage Core Reserves ETF	—	—	—
STAR Global Buy-Write ETF	—	—	—
Wilshire Buyback ETF	—	—	—

161

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June 30, 2017

8. Federal Income Tax – (continued)

The following Funds have capital loss carryforwards available to offset future realized gains of:

Fund	Short-Term Post- Effective No Expiration	Long-Term Post- Effective No Expiration	Total
Cornerstone Small Cap ETF	$—	$—	$—
Dorsey Wright ADR ETF	2,784,113	382,910	3,167,023
Focused Equity ETF	5,916	—	5,916
Gartman Gold/Euro ETF	—	—	—
Gartman Gold/Yen ETF	285,283	427,926	713,209
KIM Korea Equity ETF	—	—	—
Madrona Domestic ETF	1,577,848	1,779,622	3,357,470
Madrona Global Bond ETF	318,626	586,355	904,981
Madrona International ETF	4,920,018	1,015,881	5,935,899
Meidell Tactical Advantage ETF	998,325	27,512	1,025,837
Newfleet Multi-Sector Income ETF	1,221,328	4,262,558	5,483,886
Pacific Asset Enhanced Floating Rate ETF	172,284	36,966	209,250
Peritus High Yield ETF	96,105,972	83,617,507	179,723,479
Ranger Equity Bear ETF	208,972,932	175,200	209,148,132
Sage Core Reserves ETF	164,529	163,870	328,399
STAR Global Buy-Write ETF	—	680,372	680,372
Wilshire Buyback ETF	19,751,742	2,202,053	21,953,795

9. Other Affiliated Parties and Transactions

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the year ended June 30, 2017 were as follows:

	Value at	Purchases/	Sales/	Value at	Dividend	Realized
Affiliated Fund Name	6/30/2016	Additions	Reductions	6/30/2017	Income	Gain (Loss)
Gartman Gold/Euro ETF
Sage Core Reserves ETF	$—	$4,974,000	$—	$4,976,500	$37,367	$—
Gartman Gold/Yen ETF
Sage Core Reserves ETF	—	4,974,000	—	4,976,500	37,367	—
Madrona Global Bond ETF
Peritus High Yield ETF	1,631,570	1,156,605	(675,197)	2,226,968	155,551	69,393
Meidell Tactical Advantage ETF
Cornerstone Small Cap ETF	—	878,499	(881,162)	—	—	2,663
Ranger Equity Bear ETF
Sage Core Reserves ETF	102,115,625	—	(34,788,341)	67,182,750	790,624	(180,309)

162

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2017

10. Investment Transactions

Purchases and sales of investments for the year ended June 30, 2017 were as follows:

	Purchases			Sales
Fund	Long Term	U.S. Government	In-Kind	Long Term	U.S. Government	In-Kind
Cornerstone Small Cap ETF	$3,086,166	$—	$4,196,168	$3,049,722	$—	$738,257
Dorsey Wright ADR ETF	31,235,427	—	58,419,832	30,294,937	—	11,637,991
Focused Equity ETF	3,913,993	—	9,915,757	2,808,761	—	—
Gartman Gold/Euro ETF	4,974,000	—	—	—	—	—
Gartman Gold/Yen ETF	4,974,000	—	—	—	—	—
KIM Korea Equity ETF	12,630,741	—	—	4,398,835	—	—
Madrona Domestic ETF	18,776,209	—	4,520,314	16,231,968	—	12,658,516
Madrona Global Bond ETF	4,025,417	—	1,908,701	4,084,249	—	5,063,790
Madrona International ETF	24,248,122	—	—	24,148,941	—	6,243,772
Meidell Tactical Advantage ETF	159,296,705	—	—	159,427,174	—	6,879,519
Newfleet Multi-Sector Income ETF	144,192,907	14,477,545	245,961	149,546,457	8,264,016	245,961
Pacific Asset Enhanced Floating Rate ETF	12,771,250	—	—	13,745,653	—	—
Peritus High Yield ETF	280,613,461	—	—	287,479,730	—	37,080,686
Ranger Equity Bear ETF	673,901,503	—	—	631,147,841	—	—
Sage Core Reserves ETF	44,476,289	3,796,862	—	52,049,010	—	—
STAR Global Buy-Write ETF	4,341,293	—	4,787,329	4,742,689	—	6,377,236
Wilshire Buyback ETF	259,636,227	—	102,529,931	264,032,031	—	139,577,866

Options written transactions for the year ended June 30, 2017 were as follows:

		Premiums
STAR Global Buy-Write ETF	Contracts	Paid/Received
Options outstanding at June 30, 2016	512	$37,313
Options written	5,363	371,087
Options terminated in closing purchase transactions	(3,535)	(240,068)
Options expired	(2,018)	(151,355)
Options exercised	—	—
Options outstanding at June 30, 2017	322	16,977

163

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2017

11. Risks Involved with Investing in the Funds

The Funds are subject to the principal risks described below, some or all of these risks may adversely affect the Funds’ NAV, trading price, yield, total return and ability to meet its investment objective. As with any investment, an investment in each Fund could result in a loss or the performance of each Fund could be inferior to that of other investments.

Credit Risk

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. The Fund’s, and its affiliates, manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its Statements of Assets and Liabilities. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

Fund of Funds Risk

Some of the Funds’ investment performance, because they are fund of funds, depends on the investment performance of the Underlying ETFs in which they invest. An investment in these Funds is subject to the risk associated with the Underlying ETFs that comprise their Underlying Index. The Funds will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which they invest.

Liquidity Risk

In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to ‘‘circuit breaker’’ rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of the Fund will continue to be met or will remain unchanged.

164

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2017

11. Risks Involved with Investing in the Funds – (continued)

Market Risk

Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security held in a short position may increase due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived positive economic conditions or changes in interest or currency rates. Because the market value of ETF shares may differ from their net asset value, the shares may trade at a premium or discount. An investment in the Fund may lose money.

New Fund Risk

Some of the Funds are new funds. As new funds, there can be no assurance that the Funds will grow to or maintain an economically viable size, in which case the Funds may experience greater tracking error to their Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

12. Regulatory Matters

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations. Management is currently evaluating the impacts to the financial statement disclosures, if any.

13. Subsequent Events

The Funds have adopted authoritative standards of accounting for disclosure of events that occur after the Statements of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Fund to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at June 30, 2017.

Since June 30, 2017 the following events occurred:

The following Funds paid dividends after June 30, 2017:

Fund	Ticker	Ordinary Income Per Share Distributed	Payable Date
Madrona Global Bond ETF	FWDB	$0.08397	7/31/2017
Newfleet Multi-Sector Income ETF	MINC	0.09945	7/31/2017
Pacific Asset Enhanced Floating Rate ETF	FLRT	0.14237	7/31/2017
Peritus High Yield ETF	HYLD	0.21390	7/31/2017
Sage Core Reserves ETF	HOLD	0.11327	7/31/2017

165

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2017

14. Unaudited Tax Information

Qualified Dividend Income — Certain dividends paid by the Funds may be subject to a minimum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the year ended June 30, 2017, taxed at a minimum rate of 15% were:

Fund	Percentage
Cornerstone Small Cap ETF	0.00%
Dorsey Wright ADR ETF	50.68%
Focused Equity ETF	100.00%
Gartman Gold/Euro ETF	21.35%
Gartman Gold/Yen ETF	0.00%
KIM Korea Equity ETF	7.24%
Madrona Domestic ETF	100.00%
Madrona Global Bond ETF	18.96%
Madrona International ETF	66.86%
Meidell Tactical Advantage ETF	0.00%
Newfleet Multi-Sector Income ETF	0.00%
Pacific Asset Enhanced Floating Rate ETF	0.00%
Peritus High Yield ETF	0.00%
Ranger Equity Bear ETF	0.00%
Sage Core Reserves ETF	0.00%
STAR Global Buy-Write ETF	43.47%
Wilshire Buyback ETF	100.00%

Dividends Received Deduction — For corporate shareholders, the percentage of ordinary income distributions for the year ended June 30, 2017 that qualifies for the dividends received deduction were:

Fund	Percentage
Cornerstone Small Cap ETF	0.00%
Dorsey Wright ADR ETF	0.00%
Focused Equity ETF	100.00%
Gartman Gold/Euro ETF	0.00%
Gartman Gold/Yen ETF	0.00%
KIM Korea Equity ETF	0.00%
Madrona Domestic ETF	100.00%
Madrona Global Bond ETF	10.35%
Madrona International ETF	0.00%
Meidell Tactical Advantage ETF	0.00%
Newfleet Multi-Sector Income ETF	0.00%
Pacific Asset Enhanced Floating Rate ETF	0.00%
Peritus High Yield ETF	0.00%
Ranger Equity Bear ETF	0.00%
Sage Core Reserves ETF	0.00%
STAR Global Buy-Write ETF	43.47%
Wilshire Buyback ETF	100.00%

166

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2017

14. Unaudited Tax Information – (continued)

Qualified Interest Income — For nonresident alien shareholders, the percentage of ordinary income distributions for the year ended June 30, 2017 that qualified interest income were:

Fund	Percentage
Cornerstone Small Cap ETF	0.00%
Dorsey Wright ADR ETF	0.00%
Focused Equity ETF	0.00%
Gartman Gold/Euro ETF	0.00%
Gartman Gold/Yen ETF	0.00%
KIM Korea Equity ETF	0.00%
Madrona Domestic ETF	0.00%
Madrona Global Bond ETF	42.28%
Madrona International ETF	0.00%
Meidell Tactical Advantage ETF	0.00%
Newfleet Multi-Sector Income ETF	96.67%
Pacific Asset Enhanced Floating Rate ETF	99.98%
Peritus High Yield ETF	88.56%
Ranger Equity Bear ETF	0.00%
Sage Core Reserves ETF	100.00%
STAR Global Buy-Write ETF	0.00%
Wilshire Buyback ETF	0.00%

The following Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

Fund	Foreign Taxes Paid	Gross Foreign Income
Cornerstone Small Cap ETF	$—	$—
Dorsey Wright ADR ETF	17,109	798,895
Focused Equity ETF	—	—
Gartman Gold/Euro ETF	—	—
Gartman Gold/Yen ETF	—	—
KIM Korea Equity ETF	25,943	239,378
Madrona Domestic ETF	—	—
Madrona Global Bond ETF	—	—
Madrona International ETF	7,168	338,077
Meidell Tactical Advantage ETF	—	—
Newfleet Multi-Sector Income ETF	—	—
Pacific Asset Enhanced Floating Rate ETF	—	—
Peritus High Yield ETF	—	—
Ranger Equity Bear ETF	—	—
Sage Core Reserves ETF	—	—
STAR Global Buy-Write ETF	—	—
Wilshire Buyback ETF	—	—

167

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

AdvisorShares Trust

We have audited the accompanying statements of assets and liabilities of Cornerstone Small Cap ETF, Dorsey Wright ADR ETF (formerly WCM/BNY Mellon Focused Growth ADR ETF), Focused Equity ETF, KIM Korea Equity ETF, Madrona Domestic ETF, Madrona Global Bond ETF, Madrona International ETF, Meidell Tactical Advantage ETF, Newfleet Multi-Sector Income ETF, Pacific Asset Enhanced Floating Rate ETF, Peritus High Yield ETF, Ranger Equity Bear ETF, Sage Core Reserves ETF, STAR Global Buy-Write ETF and Wilshire Buyback ETF (formerly TrimTabs Float Shrink ETF), each a series of AdvisorShares Trust (the “Trust”), including the schedules of investments as of June 30, 2017, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated thereon. We have audited the accompanying consolidated statements of assets and liabilities of Gartman Gold/Euro ETF and Gartman Gold/Yen ETF, each a series of AdvisorShares Trust (the “Trust”), including the consolidated schedules of investments as of June 30, 2017, and the related consolidated statements of operations, the consolidated statements of changes in net assets and the consolidated financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cornerstone Small Cap ETF, Dorsey Wright ADR ETF, Focused Equity ETF, KIM Korea Equity ETF, Madrona Domestic ETF, Madrona Global Bond ETF, Madrona International ETF, Meidell Tactical Advantage ETF, Newfleet Multi-Sector Income ETF, Pacific Asset Enhanced Floating Rate ETF, Peritus High Yield ETF, Ranger Equity Bear ETF, Sage Core Reserves ETF, STAR Global Buy-Write ETF and Wilshire Buyback ETF, as of June 30, 2017, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Gartman Gold/Euro ETF and Gartman Gold/Yen ETF as of June 30, 2017, and the results of their consolidated operations, the consolidated changes in their net assets and their consolidated financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 28, 2017

168

ADVISORSHARES TRUST

Board of Trustees and Officers (Unaudited)

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The name, age, address, and principal occupations during the past five years for each Trustee and officer of the Trust is set forth below, along with the other public directorships held by the Trustees. More information about the Trustees is in the Trust’s Statement of Additional Information, which is available without charge by calling 1-877-843-3831.

Name, Address, and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee

Noah Hamman* 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1968)	Trustee (no set term); served since 2009	Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006 – present).	20	None

Independent Trustees

Elizabeth (“Betsy”) Piper/Bach 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1952)	Trustee (no set term); served since 2009	Vice-President/Chief Operating Officer of NADA Retirement Administrators, Inc. (2009 – present).	20	None

William G. McVay 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1954)	Trustee (no set term); served since 2011	Founder and Managing Member of RDK Strategies, LLC (2007 – present).	20	None

Officers

Noah Hamman 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1968)	President (no set term); served since 2009	Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006 – present).	N/A	N/A

Dan Ahrens 4144 N. Central Expressway, Suite 600 Dallas, TX 75204 (1966)	Secretary & Treasurer (no set terms); served since 2009	Managing Director of AdvisorShares Investments, LLC (2013 – present); Chief Compliance Officer of the Trust (2009 – 2013); Executive Vice President of AdvisorShares Investments, LLC (2008 – 2013).	N/A	N/A

Stefanie Little 11 Gina Marie Lane Elkton, MD 21921 (1967)	Chief Compliance Officer (no set term); served since 2013	Founder of Chenery Compliance Group, LLC (2015-present); Chief Compliance Officer of AdvisorShares Investments, LLC and the Trust (2013 – present); Managing Member of SEC Compliance Alliance, LLC (2012 – present), President of Little Consulting Group, Inc. (2011 – present); Director of Cipperman Compliance Services (2008 – 2011).	N/A	N/A

*	Mr. Hamman is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Advisor.

169

Board Review of Investment Advisory and Sub-Advisory Agreements

BOARD REVIEW OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS

Renewal of the Advisory Agreement for Each Fund and the Sub-Advisory Agreement for the AdvisorShares Peritus High Yield ETF, AdvisorShares Meidell Tactical Advantage ETF, AdvisorShares Newfleet Multi-Sector Income ETF, AdvisorShares Pacific Asset Enhanced Floating Rate ETF, and AdvisorShares Sage Core Reserves ETF

At meetings of the Board of Trustees (the “Board”) of AdvisorShares Trust (the “Trust”) held on February 28, 2017 and May 17, 2017, the Board, including those trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), unanimously approved the renewal of (a) separate sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between AdvisorShares Investments, LLC (the “Advisor”) and (1) Peritus I Asset Management, LLC, on behalf of the AdvisorShares Peritus High Yield ETF, (2) American Wealth Management, on behalf of the AdvisorShares Meidell Tactical Advantage ETF, (3) Newfleet Asset Management, on behalf of the AdvisorShares Newfleet Multi-Sector Income ETF, (4) Pacific Asset Management, on behalf of the AdvisorShares Pacific Asset Enhanced Floating Rate ETF, and (5) Sage Advisory Services Ltd. Co., on behalf of the AdvisorShares Sage Core Reserves ETF (collectively, the “Sub-Advisors”), pursuant to which the Sub-Advisors perform portfolio management and related services, and (b) the investment advisory agreement between the Advisor and the Trust (together with the Sub-Advisory Agreements, the “Advisory Agreements”), on behalf of each series of the Trust (each a “Fund” and, collectively, the “Funds”).

Pursuant to Section 15 of the 1940 Act, to continue after their initial two-year term, the Advisory Agreements must be approved annually: (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds meetings to decide whether to renew the Advisory Agreements for an additional one-year term. In preparation for the meetings, the Board requests and reviews a wide variety of information from the Advisor and Sub-Advisors. The Board uses this information, as well as other information that the Advisor, Sub-Advisors and other service providers may submit to the Board at the meetings and over the course of the prior year, to help decide whether to renew the Advisory Agreements for an additional year.

As discussed in further detail below, prior to the meetings, the Board, including the Independent Trustees, reviewed written materials from the Advisor and each Sub-Advisor regarding, among other things: (i) the nature, extent and quality of the services provided by the Advisor and each Sub-Advisor; (ii) the personnel and operations of each Sub-Advisor; (iii) the investment performance of each Fund; (iv) the costs of the services provided and profits and other benefits realized by the Advisor, each Sub-Advisor, and their affiliates from the relationship with each Fund; (v) the extent to which economies of scale would be realized as each Fund grows; and (vi) whether fee levels reflect the sharing of these economies of scale for the benefit of each Fund’s shareholders.

At the meetings, the Board was presented with additional information to help it evaluate the Advisor’s and each Sub-Advisor’s fee and other aspects of the Advisory Agreements. The Board received an overview of the Advisor’s and each Sub-Advisor’s operations and management of the Funds, including comparative fee data and profitability analysis for each Fund, and was also provided with information with respect to compliance oversight. The Board reviewed the management of each Fund, including the Fund’s strategy, the focus in the markets, the Fund’s positioning in the market, and its attractive and unique offering. The Board reviewed the Advisor’s and each Sub-Advisor’s overall business generally, including any noteworthy personnel changes.

170

Board Review of Investment Advisory and Sub-Advisory Agreements (continued)

The Board deliberated on the renewal of the Advisory Agreements in light of the written materials that it received before the meetings, information it received at the meetings, and information it had received at prior board meetings. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and each Sub-Advisor and the renewal of each Advisory Agreement. The Board did not identify any single piece of information discussed below that was paramount, controlling or determinative of its decision.

Nature, Extent and Quality of Services

In considering the nature, extent and quality of the services provided by the Advisor and each Sub-Advisor, the Board reviewed the portfolio management services provided to the Funds. The most recent Form ADV for the Advisor and each Sub-Advisor also was provided to the Board, as were responses to a detailed series of questions that, among other things, requested information about their business, services, and compensation. The Board considered the Advisor’s and each Sub-Advisor’s overall quality of personnel, operations, and financial condition, its investment advisory capabilities, and information concerning the Advisor’s and each Sub-Advisor’s compliance function, operational capabilities, and portfolio management team.

The Board also noted the extensive responsibilities that the Advisor has as investment adviser to the Funds, including the selection of the Funds’ sub-advisers and oversight of the sub-advisers’ compliance with Fund policies and objectives, oversight of general Fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Funds.

Based on its review, within the context of its full deliberations, the Board determined that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Advisor and each Sub-Advisor.

Performance of the Funds

The Board was provided with information regarding each Fund’s performance for various periods, as well as comparative performance information. The Advisor and each Sub-Advisor provided information regarding factors impacting the performance of the Funds, outlining current market conditions, and explaining its expectations and strategies for the future. Based on this information, the Board concluded that it was satisfied with the investment results that the Advisor and each Sub-Advisor had been able to achieve for its respective Fund.

Cost of Advisory Services and Profitability

In considering whether the advisory and sub-advisory fees payable with respect to each Fund were reasonable, the Board reviewed the advisory fees paid by each Fund to the Advisor, the sub-advisory fees paid by the Advisor to each Sub-Advisor, the fees waived and/or expenses reimbursed by the Advisor and each Sub-Advisor over the period, the costs and other expenses incurred by the Advisor and each Sub-Advisor in providing advisory services, and the profitability analysis with respect to each Fund. The Board also reviewed information comparing the advisory fees paid by each Fund to those paid by comparable funds. Based on its review, in the context of its full deliberations, the Board concluded for each Fund that the advisory fees appeared reasonable in light of the services rendered.

Economies of Scale

The Board considered for each Fund whether economies of scale were realized during the current contract period, noting any fee waivers and/or expense reimbursements by the Advisor and Sub-Advisors and whether the Advisor’s and/or Sub-Advisors’ fees included breakpoints. The Board

171

Board Review of Investment Advisory and Sub-Advisory Agreements (continued)

determined to reassess at an appropriate time in the future whether the aggregate advisory fee appropriately took into account any economies of scale that had been realized as a result of any significant asset growth of the Funds.

Ancillary Benefits

The Board noted the potential benefits to be received by the Advisor and each Sub-Advisor as a result of its relationship with a Fund (other than the advisory or sub-advisory fee), including the intangible benefits of its association with the Trust generally and any favorable publicity arising in connection with a Fund’s performance.

Conclusion

Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (i) concluded that the terms of each Advisory Agreement are fair and reasonable; (ii) concluded that the Advisor’s fees are reasonable in light of the services that it provides to the Funds; (iii) concluded that each Sub-Advisor’s fees are reasonable in light of the services that it provides to its respective Fund; and (iv) agreed to renew each Advisory Agreement for another year.

Approval of New Sub-Advisory Agreement for

AdvisorShares STAR Global Buy-Write ETF

On March 1, 2017, Partnervest Financial Group LLC, the parent company of Partnervest Advisory Services, LLC (“Partnervest”), the investment sub-adviser to the AdvisorShares STAR Global Buy-Write ETF (the “Fund”), concluded a transaction with Elysian Capital Holdings LLC (“Elysian”) pursuant to which Elysian acquired a larger ownership interest in Partnervest Financial Group LLC (the “Transaction”). The Transaction caused a change in control of Partnervest Financial Group LLC and Partnervest under the 1940 Act and resulted in the assignment and automatic termination of the investment sub-advisory agreement dated October 28, 2011, between the Adviser and Partnervest pursuant to which Partnervest served as sub-adviser and provided sub-advisory services to the Fund (the “Prior Sub-Advisory Agreement”).

At a meeting held on February 28, 2017, the Board, including a majority of the Independent Trustees, approved a new investment sub-advisory agreement between the Adviser and Partnervest (the “New Sub-Advisory Agreement”) pursuant to which Partnervest continues to serve as sub-adviser to the Fund under the same terms as provided for in the Prior Sub-Advisory Agreement, including the rate of compensation.

At the meeting, the Board considered the approval of the New Sub-Advisory Agreement, noting that it had considered and approved the annual renewal of the Prior Sub-Advisory Agreement at its August 2016 meeting. The Board considered and discussed information and analysis provided by the Adviser and Partnervest over the course of Partnervest’s service to the Fund as sub-adviser. At the February 2017 meeting, the Board also discussed information provided by Partnervest and the Adviser about the Transaction. The Board considered all factors that it deemed to be relevant. In its deliberations, the Board did not identify any single factor that was paramount or controlling and individual Trustees may have attributed different weights to various factors.  Certain factors considered by the Board are addressed in more detail below.

Nature, Extent and Quality of the Services to be Provided

In considering the nature, extent and quality of the services provided by Partnervest, the Board reviewed the portfolio management services provided to the Fund.  The most recent Form ADV for Partnervest had been provided to the Board at the August 2016 meeting, as were Partnervest’s

172

Board Review of Investment Advisory and Sub-Advisory Agreements (continued)

responses to a detailed series of questions that requested, among other things, information about its business, services, and compensation. The Board considered Partnervest’s overall quality of personnel, operations, and financial condition, its investment advisory capabilities, and information concerning its compliance function, operational capabilities, and portfolio management team. The Board noted that the Transaction is expected to bring in additional equity capital to Partnervest Financial Group LLC. Based on its review, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by Partnervest.

Performance

The Board reviewed information regarding the Fund’s performance, including information regarding factors impacting the performance of the Fund, outlining current market conditions, and explaining Partnervest’s expectations and strategies for the future. Based on this information, the Board concluded that it was satisfied with the investment results that Partnervest has been able to achieve for the Fund.

Cost of Services and Profitability

In considering whether the sub-advisory fee payable with respect to the Fund was reasonable, the Board had reviewed at the August 2016 meeting the sub-advisory fee paid by the Adviser to Partnervest, the fees waived and/or expenses reimbursed by Partnervest over the period, the costs and other expenses incurred by Partnervest in providing advisory services, and the profitability analysis with respect to the Fund. The Board noted that it had also reviewed information comparing the advisory fees paid by the Fund to those paid by comparable funds. The Board noted that the proposed fee under the New Sub-Advisory Agreement is the same as the fee under the Prior Sub-Advisory Agreement. The Board concluded that the fee appeared reasonable in light of the services rendered.

Economies of Scale

At the August 2016 meeting, the Board considered whether economies of scale were realized for the Fund, noting the fee waivers and expense reimbursements by the Adviser and Partnervest. The Board determined to reassess at an appropriate time in the future whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of any significant asset growth of the Fund.

Conclusion

Based on its deliberations, the Board, including the Independent Trustees, unanimously concluded that the terms of the New Sub-Advisory Agreement, including the fee, are fair and reasonable in light of the services that Partnervest provides to the Fund and approved the New Sub-Advisory Agreement.

173

SUPPLEMENTAL INFORMATION

Quarterly Portfolio Holdings Information

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third quarters on Form N-Q. Copies of the filings are available without charge on the SEC’s website at www.sec.gov. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Information

A description of the Funds proxy voting policies and procedures, as well as a record of how the Funds voted proxies during the most recent 12-month period ended June 30, is available without charge upon request by calling 1-877-843-3831. This information is also available on the SEC’s website at www.sec.gov.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of a Fund and the Fund’s net asset value may be found on the Fund’s website at www.advisorshares.com.

174

ADVISORSHARES TRUST

Investment Advisor
AdvisorShares Investments, LLC
4800 Montgomery Lane, Suite 150
Bethesda, MD 20814

Sub-Advisors
Madrona Funds, LLC
2911 Bond Street, Suite 105
Everett, WA 98201

Ranger Alternative Management, L.P.
2828 N. Harwood Street, Suite 1900
Dallas, TX 75201

Peritus I Asset Management, LLC
26 West Anapamu, 3rd Floor
Santa Barbara, CA 93103

American Wealth Management
570 Hammill Lane
Reno, NV 89511

Newfleet Asset Management, LLC
100 Pearl Street
Hartford, CT 06103

Partnervest Advisory Services, LLC
1216 State Street, 3rd Floor
Santa Barbara, CA 93101

Sage Advisory Services, Ltd. Co.
5900 Southwest Parkway, Building I
Austin, TX 78735

Pacific Life Fund Advisors, LLC
700 Newport Center Drive
Newport Beach, CA 92660

Cornerstone Investment Partners, LLC
3438 Peachtree Road NE, Suite 900
Atlanta, GA 30326

Dorsey, Wright & Associates, LLC
1101 Boulder Spring Drive, Suite 150
Richmond, VA 23225

Korea Investment Management Co., Ltd.
88 Uisadang-Daero, Yeondgdeungpo
Seoul, Korea,150-745

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Custodian/Fund Administrator/Transfer Agent
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, D.C. 20004

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street
Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of management and other information.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has one audit committee financial expert serving on its audit committee, an “independent” Trustee, Elizabeth Piper/Bach. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $263,000 for 2017 and $315,000 for 2016.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2016.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $51,000 for 2017 and $63,000 for 2016.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2016.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2017 and $0 for 2016.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the member of such committee is Elizabeth Piper/Bach and William G. McVay.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AdvisorShares Trust

By (Signature and Title)*	/s/ Noah Hamman
Noah Hamman, Chief Executive Officer
(principal executive officer)

Date	9/5/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Noah Hamman
Noah Hamman, Chief Executive Officer
(principal executive officer)

Date	9/5/2017

By (Signature and Title)*	/s/ Dan Ahrens
Dan Ahrens, Treasurer
(principal financial officer)

Date	9/5/2017

* Print the name and title of each signing officer under his or her signature.